UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-04986

__Franklin Investors Securities Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906
(Address of principal executive offices)           (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code:_650 312-2000

Date of fiscal year end: 10/31

Date of reporting period:_10/31/10

Item 1. Reports to Stockholders.

OCTOBER 31, 2010

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Balanced Fund

Franklin Convertible Securities Fund

Franklin Equity Income Fund

Franklin Limited Maturity
U.S. Government Securities Fund

Franklin Real Return Fund

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Franklin Investors Securities Trust

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

During the 12-month period ended October 31, 2010, the U.S. economy recovered unevenly from the recession, supported by a combination of fundamental business improvement and government intervention. Economic activity as measured by gross domestic product (GDP) expanded at a 5.0% annualized rate in 2009’s fourth quarter. As the effects of temporary stimulus measures faded, construction, industrial production and exports cooled somewhat. As a result, GDP growth slowed to an annualized 3.7% pace in 2010’s first quarter, and then downshifted further to 1.7% annualized in the second quarter and an annualized 2.5% pace in the third quarter.

Challenges such as mixed economic data, elevated debt concerns surrounding the U.S. budget deficit and a lack of job prospects for the unemployed also hindered consumer confidence and the economy’s advance. During much of the period, home prices rose in many regions due to low interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured buyers. Later in the period, home sales stalled as the homebuyer tax credit program ended, foreclosures mounted and the housing sector remained weak.

Amid signs of a demand-led recovery, crude oil prices rose from $77 per barrel at the end of October 2009 to a 17-month high of $87 in early April. But as doubts surfaced about the recovery’s sustainability, oil prices dipped to $66 in late May. Despite an abundant oil supply, prices rebounded to $81 per barrel by the end of October largely due to a falling U.S. dollar and speculative buying. The October 2010 inflation rate was an annualized 1.2%.1 Core inflation, which excludes volatile food and energy costs, rose at a 0.6% annualized rate, the smallest 12-month increase in more than 50 years.1 Job gains were disappointing until October 2010 when businesses added more jobs than expected. The unemployment rate fell from 10.1% in October 2009 to 9.6% at period-end with some of the decline attributable to a shrinking labor force as some unemployed workers stopped looking for jobs.1

Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) made no major changes to its monetary policy for most of the period. It repeatedly stated it will keep the federal funds target rate in the exceptionally low 0% to 0.25% range “for an extended period” and eventually shifted its focus to its outlook

1. Source: Bureau of Labor Statistics.

Annual Report | 3

and the status of its current holdings. In September, the FOMC revealed concerns about the subdued recovery and said inflation was below the pace “consistent with its mandate.” Having already lowered interest rates effectively to zero, the FOMC appeared ready to purchase government securities to stimulate the economy and promote a low level of inflation consistent with healthy economic growth.

Investor confidence shifted with each release of encouraging or discouraging economic, regulatory or political news, stoking considerable volatility among equities. Ultimately, stock market gains made in the first half of the fiscal year gave way to a directionless, nearly flat trend midway through the period before rallying in the fiscal year’s final few months. Overall, the blue-chip stocks of the Dow Jones Industrial Average delivered a +17.62% total return, while the broader Standard & Poor’s 500 Index (S&P 500) posted a +16.52% total return and the technology-heavy NASDAQ Composite Index produced a +23.72% total return.2 Performance among the major sectors varied widely, with consumer discretionary, industrials and telecommunication services making the largest gains, while financials, energy and health care underperformed.

Investor concerns about weak economic data and the potential spillover effects of the European debt crisis led to market volatility. Wary investors favored short-term Treasuries, and Treasury yields dipped to very low levels during the period. Near period-end, the prospect of Fed intervention and encouraging corporate earnings reports boosted consumer confidence and fueled an equity market rally. For the 12 months under review, however, Treasury prices rose and yields declined, reflecting general investor uncertainty and risk aversion. The two-year Treasury bill yield decreased from 0.90% to 0.34% over the 12-month period, while the 10-year Treasury note yield fell from 3.41% to 2.63%.

The foregoing information reflects our analysis and opinions as of October 31, 2010. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

2. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue-chip stocks that are generally industry leaders. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ

Stock Market.

4 | Annual Report

Franklin Balanced Fund

Your Fund’s Goal and Main Investments: Franklin Balanced Fund seeks income and capital appreciation by investing in a combination of stocks, convertible securities and fixed income securities. The Fund will normally invest at least 25% of its total assets in equity securities and at least 25% of its total assets in fixed income securities, including money market securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Balanced Fund’s annual report for the fiscal year ended October 31, 2010.

Performance Overview

For the 12 months under review, Franklin Balanced Fund – Class A delivered a cumulative total return of +16.95%. The Fund performed comparably to its equity benchmark, the Standard & Poor’s 500 Index (S&P 500), which had a +16.52% total return for the same period.1 It outperformed its fixed income benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which posted a total return of +8.01%.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Investment Strategy

We seek income by investing in a combination of corporate, agency and government bonds issued in the U.S. and other countries, as well as dividend-paying common stocks and convertible securities. We seek capital appreciation by investing in equity securities and convertible securities of companies from a variety of industries. We will generally invest in investment-grade fixed income securities, but may invest up to 10% of our total assets in nonconvertible bonds rated below investment grade. We apply a bottom-up approach to investing in

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

2. Source: © 2010 Morningstar. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 60.

Annual Report | 5

Common Stocks
46.2%
Corporate Bonds
28.3%
Convertible Preferred Stocks
6.9%
Equity-Linked Securities
2.8%
Municipal Bonds
1.1%
Preferred Stocks
0.5%
Mortgage-Backed Securities
0.1%
Options Purchased
0.1%
Short-Term Investments & Other Net Assets
14.0%

Dividend Distributions*
Franklin Balanced Fund
11/1/09–10/31/10

	Dividend per Share			
Month	**Class A**	**Class C**	**Class R**	**Advisor Class**
November	3.00 cents	2.44 cents	2.85 cents	3.19 cents
December	3.00 cents	2.45 cents	2.84 cents	3.23 cents
January	3.00 cents	2.45 cents	2.84 cents	3.23 cents
February	3.00 cents	2.45 cents	2.84 cents	3.23 cents
March	3.00 cents	2.48 cents	2.85 cents	3.24 cents
April	3.00 cents	2.48 cents	2.85 cents	3.24 cents
May	3.00 cents	2.48 cents	2.85 cents	3.24 cents
June	3.00 cents	2.47 cents	2.87 cents	3.27 cents
July	3.00 cents	2.47 cents	2.87 cents	3.27 cents
August	3.00 cents	2.47 cents	2.87 cents	3.27 cents
September	3.00 cents	2.50 cents	2.87 cents	3.23 cents
October	3.00 cents	2.50 cents	2.87 cents	3.23 cents
Total	**36.00 cents**	**29.64 cents**	**34.27 cents**	**38.87 cents**

individual securities. We will assess the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In determining an optimal mix of equity and fixed income investments for the Fund, we assess changing economic, market and industry conditions.

6 | Annual Report

Manager’s Discussion

During the fiscal year under review, strong gains from both equity and fixed income holdings drove Fund returns. Within equities, the Fund benefited from the economically sensitive consumer discretionary and materials sectors as well as from high dividend payers in the telecommunications services and utilities sectors. Fixed income returns were driven by declines in U.S. Treasury yields and narrowing corporate credit spreads. Within fixed income, gains came from a number of sectors including finance, banking, energy and consumer staples.

Strong performers among the Fund’s individual equity holdings included a diverse group of investments including Citigroup Capital preferred stock, Huntsman, Comcast,3 Verizon Communications and Xcel Energy. Notable detractors included energy companies BP,3 Diamond Offshore Drilling and Petroplus Holdings.3 The majority of fixed income holdings aided performance, and notable contributors included Altria Group, Bank of America and Chesapeake Energy.

During the 12-month period, the Fund’s equity securities weighting declined from 57.0% to 56.5% of total net assets, and its fixed income weighting declined from 38.6% to 29.5% of total net assets. As of October 31, 2010, the Fund held 14.0% in cash and cash equivalents. Looking forward, we will continue to look across equity and fixed income markets for attractive opportunities to invest for income and long-term capital appreciation.

3. Sold by period-end.

Annual Report | 7

Thank you for your continued participation in Franklin Balanced Fund. We look forward to serving your future investment needs.

Edward D. Perks, CFA

Alan E. Muschott, CFA

Shawn Lyons, CFA

Portfolio Management Team
Franklin Balanced Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8 | Annual Report

Performance Summary as of 10/31/10

Franklin Balanced Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FBLAX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	1.06	$9.61	$8.55
Distributions (11/1/09–10/31/10)
Dividend Income	$0.3600
Class C (Symbol: FBMCX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	1.05	$9.54	$8.49
Distributions (11/1/09–10/31/10)
Dividend Income	$0.2964
Class R (Symbol: n/a)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	1.06	$9.62	$8.56
Distributions (11/1/09–10/31/10)
Dividend Income	$0.3427
Advisor Class (Symbol: n/a)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	1.06	$9.62	$8.56
Distributions (11/1/09–10/31/10)
Dividend Income	$0.3887

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Class A			1-Year	3-Year		Inception (7/3/06)
Cumulative Total Return[2]		+	16.95%	-0.70%	+	17.00%
Average Annual Total Return[3]		+	10.24%	-2.18%	+	2.29%
Value of $10,000 Investment[4]			$11,024	$9,361		$11,027
Avg. Ann. Total Return (9/30/10)[5]		+	6.35%	-3.35%	+	1.62%
Distribution Rate[6]	3.53%
30-Day Standardized Yield[7]	2.52%
Total Annual Operating Expenses[8]
Without Waiver	1.31%
With Waiver	1.02%

Annual Report | 9

Performance Summary (continued)

Performance[1] (continued)

Class C		1-Year		3-Year		Inception (7/3/06)
Cumulative Total Return[2]	+	16.12%		-2.87%	+	13.52%
Average Annual Total Return[3]	+	15.12%		-0.97%	+	2.97%
Value of $10,000 Investment[4]		$11,512		$9,713		$11,352
Avg. Ann. Total Return (9/30/10)[5]	+	11.03%		-2.06%	+	2.35%
Distribution Rate[6]		3.14%
30-Day Standardized Yield[7]		1.98%
Total Annual Operating Expenses[8]
Without Waiver		2.01%
With Waiver		1.72%
Class R		1-Year		3-Year		Inception (7/3/06)
Cumulative Total Return[2]	+	16.70%		-1.23%	+	16.18%
Average Annual Total Return[3]	+	16.70%		-0.41%	+	3.53%
Value of $10,000 Investment[4]		$11,670		$9,877		$11,618
Avg. Ann. Total Return (9/30/10)[5]	+	12.63%		-1.52%	+	2.91%
Distribution Rate[6]		3.58%
30-Day Standardized Yield[7]		2.48%
Total Annual Operating Expenses[8]
Without Waiver		1.53%
With Waiver		1.24%
Advisor Class		1-Year		3-Year		Inception (7/3/06)
Cumulative Total Return[2]	+	17.30%	+	0.11%	+	18.53%
Average Annual Total Return[3]	+	17.30%	+	0.04%	+	4.00%
Value of $10,000 Investment[4]		$11,730		$10,011		$11,853
Avg. Ann. Total Return (9/30/10)[5]	+	13.09%		-1.12%	+	3.36%
Distribution Rate[6]		4.03%
30-Day Standardized Yield[7]		2.98%
Total Annual Operating Expenses[8]
Without Waiver		1.03%
With Waiver		0.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.71% (other than certain nonroutine expenses), until 2/28/11.

10 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 11

Performance Summary (continued)

12 | Annual Report

Performance Summary (continued)

Endnotes

The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term as a result of factors affecting individual companies, industries or the securities market as a whole. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s distribution rate and total return would have been lower, and yields for the period would have been 2.33%, 1.79%, 2.29% and 2.78% for Classes A, C, R and Advisor, respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 10/31/10.

7. The 30-day standardized yield for the 30 days ended 10/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

8. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

9. Source: © 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Annual Report | 13

Your Fund’s Expenses

Franklin Balanced Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/10	Value 10/31/10	Period* 5/1/10–10/31/10
Actual	$1,000	$1,046.10	$5.26
Hypothetical (5% return before expenses)	$1,000	$1,020.06	$5.19
Class C
Actual	$1,000	$1,041.70	$8.80
Hypothetical (5% return before expenses)	$1,000	$1,016.59	$8.69
Class R
Actual	$1,000	$1,045.10	$6.24
Hypothetical (5% return before expenses)	$1,000	$1,019.11	$6.16
Advisor Class
Actual	$1,000	$1,047.80	$3.66
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.62

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.02%; C: 1.71%; R: 1.21%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Convertible Securities Fund

Your Fund’s Goal and Main Investments: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk by seeking to optimize capital appreciation and high current income under varying market conditions and investing at least 80% of its net assets in convertible securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Convertible Securities Fund covers the fiscal year ended October 31, 2010.

Performance Overview

For the 12 months under review, Franklin Convertible Securities Fund – Class A delivered a +23.17% cumulative total return. The Fund underperformed its benchmark, the BofA Merrill Lynch (BofAML) All Total Return Alternatives U.S. Convertibles Index, which had a +31.75% total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 19.

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BofAML All Total Return Alternatives U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security. The index is unmanaged and includes reinvestment of any income or distributions.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 69.

16 | Annual Report

Investment Strategy

We follow a strategy of maintaining a balance in the portfolio between the equity and debt characteristics of convertible securities with an emphasis on the equity features. Convertible securities are attractive for two reasons: the opportunity to participate in common stocks’ potential growth with relatively reduced volatility, and the potential for current income with potential downside protection from bonds. Typically we sell securities whose equity sensitivity becomes too high and no longer offers appropriate downside protection. Likewise, as securities become too bond-like — reducing their ability to appreciate with increases in the underlying common stock — we attempt to redeploy those assets into more balanced convertible securities and maintain the potential for the Fund’s upside participation. Our experienced team of analysts searches for investment opportunities among all economic sectors and considers a company’s long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

Manager’s Discussion

Every sector the Fund invested in rose in value, as did the majority of the portfolio’s individual securities, supporting overall performance during the Fund’s fiscal year. In an environment of rebounding consumer and business spending, the Fund’s economically sensitive (or cyclical) sectors such as information technology, consumer discretionary, financials and industrials fared particularly well. As the global business investment cycle accelerated from recessionary low levels, computer hardware and software sales improved, boosting the performance of related Fund holdings such as NetApp, a leading designer of network-based data storage devices; Microchip Technology and Micron Technology, manufacturers of memory chips and semiconductors; and Sybase (sold by period-end), a database software and equipment provider. The Fund’s top performers within the consumer discretionary sector included automobile manufacturer Ford Motor and Coinstar, which operates supermarket coin-counting machines and DVD rental kiosks. Strong contributors from the financials sector included real estate investment trust iStar Financial and financial services conglomerate Citigroup. The Fund’s standouts among industrials included WESCO International, an electrical products distributor, and AMR, the parent company of American Airlines.

Despite the Fund’s solid advance during the fiscal year, there were a few disappointments in the portfolio, particularly among companies typically considered non-cyclical such as health care and utilities. While some health care companies suffered from investor uncertainties surrounding federal health care reform initiatives, certain utilities also declined partially due to tepid consumer demand and falling natural gas prices. Major health care detractors were hospital operator Tenet Healthcare and pharmaceutical manufacturer Mylan Laboratories.

Top 10 Holdings

Franklin Convertible Securities Fund 10/31/10

Company	% of Total
Sector/Industry	Net Assets
WESCO International Inc.	2.8%
Industrials
NetApp Inc.	2.8%
Information Technology
Microchip Technology Inc.	2.4%
Information Technology
Coinstar Inc.	2.4%
Consumer Discretionary
Salix Pharmaceuticals Ltd.	2.4%
Health Care
Ford Motor Co. Capital Trust II	2.4%
Consumer Discretionary
Alliance Data Systems Corp.	2.3%
Information Technology
Intel Corp.	2.3%
Information Technology
Citigroup Inc.	2.2%
Financials
Xilinx Inc.	2.2%
Information Technology

Annual Report | 17

Within utilities, NRG Energy, an independent power producer and marketer, fell in value and hindered the Fund’s overall advance. We sold NRG during the year.

Thank you for your continued participation in Franklin Convertible Securities Fund. We look forward to serving your future investment needs.

Alan E. Muschott, CFA

J. Blair Schmicker, CFA

Portfolio Management Team
Franklin Convertible Securities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

18 | Annual Report

Performance Summary as of 10/31/10

Franklin Convertible Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FISCX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	2.27	$14.55	$12.28
Distributions (11/1/09–10/31/10)
Dividend Income	$0.5208
Class C (Symbol: FROTX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	2.23	$14.39	$12.16
Distributions (11/1/09–10/31/10)
Dividend Income	$0.4216
Advisor Class (Symbol: FCSZX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	2.27	$14.56	$12.29
Distributions (11/1/09–10/31/10)
Dividend Income	$0.5535

Annual Report | 19

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	23.17%	+	27.66%	+	75.21%
Average Annual Total Return[2]		+	16.08%	+	3.77%	+	5.14%
Value of $10,000 Investment[3]			$11,608		$12,035		$16,515
Avg. Ann. Total Return (9/30/10)[4]		+	9.58%	+	2.49%	+	4.51%
Distribution Rate[5]	3.37%
30-Day Standardized Yield[6]	2.01%
Total Annual Operating Expenses[7]	0.98%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	22.16%	+	22.95%	+	62.65%
Average Annual Total Return[2]		+	21.16%	+	4.22%	+	4.98%
Value of $10,000 Investment[3]			$12,116		$12,295		$16,265
Avg. Ann. Total Return (9/30/10)[4]		+	14.54%	+	2.95%	+	4.35%
Distribution Rate[5]	2.93%
30-Day Standardized Yield[6]	1.40%
Total Annual Operating Expenses[7]	1.73%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	23.45%	+	28.54%	+	76.42%
Average Annual Total Return[2]		+	23.45%	+	5.15%	+	5.84%
Value of $10,000 Investment[3]			$12,345		$12,854		$17,642
Avg. Ann. Total Return (9/30/10)[4]		+	16.67%	+	3.85%	+	5.20%
Distribution Rate[5]	3.80%
30-Day Standardized Yield[6]	2.37%
Total Annual Operating Expenses[7]	0.73%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

20 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 21

22 | Annual Report

Performance Summary (continued)

Endnotes

The Fund may invest in high yielding, fixed income securities. High yields reflect the higher credit risk associated with these lower rated securities and, in some cases, the lower market prices for these instruments. Interest rate movements may affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may also invest in foreign securities, which involve special risks, including political uncertainty and currency volatility. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on the sum of the respective class’s last four quarterly dividends and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/10.

6. The 30-day standardized yield for the 30 days ended 10/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +7.30% and +2.90%.

9. Source: © 2010 Morningstar. The BofAML All Total Return Alternatives U.S. Convertibles Index comprises domestic securities of all quality grades that are convertible into U.S. dollar-denominated common stock, ADRs or cash equivalents and have a delta (measure of equity sensitivity) that indicates the security likely has a balance between the debt and equity characteristics of the security.

Annual Report | 23

Your Fund’s Expenses

Franklin Convertible Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

24 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/10	Value 10/31/10	Period* 5/1/10–10/31/10
Actual	$1,000	$1,049.10	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.72	$4.53
Class C
Actual	$1,000	$1,045.00	$8.45
Hypothetical (5% return before expenses)	$1,000	$1,016.94	$8.34
Advisor Class
Actual	$1,000	$1,050.40	$3.31
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.89%, C: 1.64%; and Advisor: 0.64%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 25

Franklin Equity Income Fund

Your Fund’s Goal and Main Investments: Franklin Equity Income Fund seeks to maximize total return, emphasizing high current income and long-term capital appreciation, consistent with reasonable risk, by investing at least 80% of its net assets in equity securities including securities convertible into common stocks.

We are pleased to bring you Franklin Equity Income Fund’s annual report for the fiscal year ended October 31, 2010.

Performance Overview

For the 12 months under review, Franklin Equity Income Fund – Class A delivered a +16.48% cumulative total return. The Fund’s performance was comparable to its benchmark’s, the Standard & Poor’s 500 Index (S&P 500), which had a +16.52% total return.1 The Fund’s results were also comparable to that of its peers in the Lipper Equity Income Funds Classification Average, which returned +16.51% for the same period.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 30.

Investment Strategy

We emphasize dividends in selecting stocks for the Fund because we believe that over time dividend income can contribute significantly to total return. We target companies we believe are financially strong but undervalued by the market. To identify such companies, we use a current relative yield analysis that focuses on a company’s dividend yield (calculated by dividing a stock’s annual per-share dividends by its per-share market price). Our experienced team of analysts searches for investment opportunities among all economic sectors, and considers a company’s long-term earnings, asset value and cash flow potential, to create a broadly diversified portfolio.

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

2. Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/10, there were 276 funds in this category. Lipper calculations do not include sales charges, or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 78.

26 | Annual Report

markets, and more specifically by investors’ preference for cyclical stocks as U.S. and global economies exhibited signs of recovery and renewed growth. In this environment, every sector the Fund invested in produced positive results, with major contributions to return generated by our holdings in the economically sensitive industrials, information technology, consumer discretionary and financials sectors.

Heavy machinery manufacturer Caterpillar, industrial conglomerate 3M and worldwide package delivery company United Parcel Service were standout performers within the industrials sector. As corporate earnings improved, businesses generally began to engage in a long-awaited equipment upgrade cycle that had been delayed by the recession. This shift in business sentiment had a positive impact on many of the Fund’s technology-related holdings. These included computer and office equipment makers IBM and Xerox, and microchip manufacturers Intel and Microchip Technology, which benefited as companies replaced older computer hardware and software. Consumers slowly increased their discretionary spending during the period, which aided the Fund’s positions

Annual Report | 27

Top 10 Holdings
Franklin Equity Income Fund
10/31/10

Company	% of Total
Sector/Industry	Net Assets
JPMorgan Chase & Co.	3.1%
Financials
Wells Fargo & Co.	3.0%
Financials
Merck & Co.	2.7%
Health Care
Microchip Technology Inc.	2.4%
Information Technology
Caterpillar Inc.	2.3%
Industrials
E.I. du Pont de Nemours and Co.	2.2%
Materials
The Coca-Cola Co.	2.2%
Consumer Staples
International Business Machines Corp.	2.2%
Information Technology
Microsoft Corp.	2.2%
Information Technology
Chevron Corp.	2.2%
Energy

in retailers The Home Depot and Limited Brands, as well as automobile safety equipment manufacturer Autoliv (sold by period-end) and cable services provider Comcast. In the financials sector, the Fund benefited from its investment in supplemental insurance specialist Aflac and a rebound in the share prices of large, diversified banks Bank of America, Citigroup and Wells Fargo & Co. At period-end, we believed major bank fundamentals were improving and some institutions could be in a position to increase their dividends in the year ahead.

Despite the Fund’s solid results during the reporting period, some typically noncyclical sectors represented in the Fund’s portfolio, including energy, consumer staples and health care, lagged the overall market’s advance, producing positive though comparatively weaker returns as they generally fell out of favor with investors. Individual detractors from performance, however, were few and far between. Among these were oil and natural gas producers Exxon Mobil and Chesapeake Energy from the energy sector and Swiss pharmaceuticals maker Roche Holding from the health care sector. The Fund’s other significant detractors included Pitney Bowes (sold by period-end), a producer of precision equipment for the mail management industry, and Federal National Mortgage Association (FNMA or Fannie Mae), the mortgage financier pressured by the combined trends of historically depressed U.S. housing sales and record-high home foreclosure rates.

28 | Annual Report

Thank you for your continued participation in Franklin Equity Income Fund.

We look forward to serving your future investment needs.

Alan E. Muschott, CFA

Edward D. Perks, CFA

Frank M. Felicelli, CFA

Portfolio Management Team
Franklin Equity Income Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 29

Performance Summary as of 10/31/10

Franklin Equity Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FISEX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	1.87	$15.93	$14.06
Distributions (11/1/09–10/31/10)
Dividend Income	$0.4200
Class B (Symbol: FBEIX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	1.86	$15.84	$13.98
Distributions (11/1/09–10/31/10)
Dividend Income	$0.3034
Class C (Symbol: FRETX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	1.85	$15.85	$14.00
Distributions (11/1/09–10/31/10)
Dividend Income	$0.3039
Class R (Symbol: FREIX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	1.86	$15.93	$14.07
Distributions (11/1/09–10/31/10)
Dividend Income	$0.3793
Advisor Class (Symbol: n/a)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	1.87	$15.94	$14.07
Distributions (11/1/09–10/31/10)
Dividend Income	$0.4577

30 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	16.48%	+	2.38%	+	22.31%
Average Annual Total Return[2]		+	9.77%		-0.71%	+	1.43%
Value of $10,000 Investment[3]			$10,977		$9,649		$11,527
Avg. Ann. Total Return (9/30/10)[4]		+	6.18%		-1.65%	+	1.48%
Distribution Rate[5]	2.49%
30-Day Standardized Yield[6]	2.20%
Total Annual Operating Expenses[7]	1.06%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	15.61%		-1.42%	+	15.23%
Average Annual Total Return[2]		+	11.61%		-0.60%	+	1.43%
Value of $10,000 Investment[3]			$11,161		$9,702		$11,523
Avg. Ann. Total Return (9/30/10)[4]		+	7.84%		-1.54%	+	1.47%
Distribution Rate[5]	1.97%
30-Day Standardized Yield[6]	1.57%
Total Annual Operating Expenses[7]	1.81%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	15.59%		-1.34%	+	13.48%
Average Annual Total Return[2]		+	14.59%		-0.27%	+	1.27%
Value of $10,000 Investment[3]			$11,459		$9,866		$11,348
Avg. Ann. Total Return (9/30/10)[4]		+	10.83%		-1.22%	+	1.32%
Distribution Rate[5]	1.97%
30-Day Standardized Yield[6]	1.57%
Total Annual Operating Expenses[7]	1.81%
Class R			1-Year		5-Year		Inception (8/1/02)
Cumulative Total Return[1]		+	16.09%	+	0.94%	+	36.64%
Average Annual Total Return[2]		+	16.09%	+	0.19%	+	3.86%
Value of $10,000 Investment[3]			$11,609		$10,094		$13,664
Avg. Ann. Total Return (9/30/10)[4]		+	12.41%		-0.75%	+	3.53%
Distribution Rate[5]	2.40%
30-Day Standardized Yield[6]	2.09%
Total Annual Operating Expenses[7]	1.31%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	16.76%	+	3.06%	+	23.12%
Average Annual Total Return[2]		+	16.76%	+	0.60%	+	2.10%
Value of $10,000 Investment[3]			$11,676		$10,306		$12,312
Avg. Ann. Total Return (9/30/10)[4]		+	12.99%		-0.36%	+	2.15%
Distribution Rate[5]	2.85%
30-Day Standardized Yield[6]	2.59%
Total Annual Operating Expenses[7]	0.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 31

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

32 | Annual Report

Annual Report | 33

34 | Annual Report

Performance Summary (continued)

Endnotes

While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term as a result of factors affecting individual companies, industries or the securities market as a whole. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes B, C, R, and Advisor) per share on 10/31/10.

6. The 30-day standardized yield for the 30 days ended 10/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -11.30% and -4.75%.

9. Source: © 2010 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

10. Source: Lipper Inc. The Lipper Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the one-year period ended 10/31/10, there were 276 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. The Fund’s performance relative to the average may have differed if these or other factors had been considered.

Annual Report | 35

Your Fund’s Expenses

Franklin Equity Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

36 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/10	Value 10/31/10	Period* 5/1/10–10/31/10
Actual	$1,000	$1,022.30	$4.89
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89
Class B
Actual	$1,000	$1,018.50	$8.70
Hypothetical (5% return before expenses)	$1,000	$1,016.59	$8.69
Class C
Actual	$1,000	$1,018.50	$8.75
Hypothetical (5% return before expenses)	$1,000	$1,016.53	$8.74
Class R
Actual	$1,000	$1,020.30	$6.21
Hypothetical (5% return before expenses)	$1,000	$1,019.06	$6.21
Advisor Class
Actual	$1,000	$1,023.60	$3.67
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.96%; B: 1.71%; C: 1.72%; R: 1.22%; and Advisor: 0.72%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 37

Franklin Limited Maturity U.S. Government Securities Fund

Your Fund’s Goal and Main Investments: Franklin Limited Maturity U.S. Government Securities Fund seeks to provide investors with as high a level of current income as is consistent with prudent investing, while seeking to preserve shareholders’ capital, by investing at least 80% of its net assets in securities with a dollar-weighted average maturity of less than 10 years and issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 Some of the Fund’s investments may include securities issued by U.S. government-sponsored entities such as Fannie Mae and Freddie Mac.2

Portfolio Breakdown

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Franklin Limited Maturity U.S. Government Securities Fund Based on Total Net Assets as of 10/31/10

This annual report for Franklin Limited Maturity U.S. Government Securities Fund covers the fiscal year ended October 31, 2010.

Performance Overview

For the 12 months under review, Franklin Limited Maturity U.S. Government Securities Fund – Class A delivered a +3.21% cumulative total return. The

1. In determining a security’s maturity for the purposes of calculating the Fund’s average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity.

2. Although U.S. government sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. government. Please refer to the Fund’s prospectus for a detailed discussion regarding various levels of credit support. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 83.

38 | Annual Report

Dividend Distributions*
Franklin Limited Maturity U.S. Government Securities Fund
11/1/09–10/31/10
Dividend per Share
Month	Class A	Advisor Class
November	2.39 cents	2.48 cents
December	2.39 cents	2.48 cents
January	2.39 cents	2.48 cents
February	2.39 cents	2.48 cents
March	2.39 cents	2.47 cents
April	2.19 cents	2.27 cents
May	2.19 cents	2.27 cents
June	2.19 cents	2.27 cents
July	2.19 cents	2.27 cents
August	1.84 cents	1.92 cents
September	1.84 cents	1.93 cents
October	1.84 cents	1.93 cents
Total	26.23 cents	27.25 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund underperformed the +4.51% total return of its benchmark, the Barclays Capital (BC) U.S. Treasury Index: 1-5 Year Component.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 42.

Investment Strategy

We currently maintain the portfolio’s average dollar-weighted maturity between one and five years. The Fund’s average dollar-weighted maturity will vary with market conditions and the outlook for interest rates. We invest primarily in short- to intermediate-term securities guaranteed by the U.S. government, its agencies and instrumentalities.2 Some of the Fund’s investments may include securities issued by U.S. government-sponsored entities, such as Fannie Mae (FNMA) and Freddie Mac (FHLMC).2 The Fund’s portfolio

3. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Treasury Index: 1-5 Year Component is the 1-5 year component of the BC U.S. Treasury Index, which covers public obligations of the U.S. Treasury with a remaining maturity of one year or more. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

Annual Report | 39

emphasizes mortgage-backed bonds and agency debentures, while also diversifying across components of the U.S. Treasury sector. We analyze securities using proprietary and nonproprietary research to help identify attractive investment opportunities.

Manager’s Discussion

During the first half of the 12-month reporting period, the U.S. economy appeared to recover, supported by gross domestic product and manufacturing sector growth and signs of a possible bottoming in the housing market. Markets fluctuated throughout the summer as underlying economic data indicated some weakening, including record-low sales data for existing single family homes. After this soft patch, the economy seemed to stabilize during the last few months of the reporting period, buoyed by more positive data such as favorable employment and corporate earnings figures and improvements in existing and pending home sales. Although a continued subdued inflationary environment kept our concerns over interest rate increases at bay, we remained cautious about longer term U.S. prospects due to record fiscal deficits.

As measured by BC indexes, most sectors posted positive returns during the period, including the U.S. TIPS Index (+10.42%), the Ginnie Mae (GNMA) Index (+7.19%), the FNMA Index (+5.95%), the FHLMC Index (+5.78%), the U.S. Agency Index (+5.48%) and the U.S. Hybrid Adjustable-Rate Mortgage (ARM) Index (+2.97%).4 The Fund, which typically looks for attractive valuations within lower interest rate risk portions of these and other government bond markets, benefited from these trends.

Following its investment strategy, the Fund invested only in government-related securities, such as U.S. Treasuries, agency debentures, agency mortgage pass-through securities and cash investments. The Fund’s non-Treasury sectors included agency mortgage pass-throughs (both fixed and adjustable rate) and agency debentures. These sectors outperformed comparable nominal U.S. Treasuries. The Fund’s relatively small position in Treasury Inflation Protected

4. Source: © 2010 Morningstar. The BC U.S. TIPS Index covers the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity. The BC GNMA Index is the GNMA component of the BC Fixed Rate Mortgage-Backed Securities (MBS) Index and includes the mortgage-backed pass-through securities of the GNMA. The BC FNMA Index is the FNMA component of the BC Fixed Rate MBS Index and includes the mortgage-backed pass-through securities of the FNMA. The BC FHLMC Index is the FHLMC component of the BC Fixed Rate MBS Index and includes the mortgage-backed pass-through securities of the FHLMC. The BC U.S. Agency Index is the U.S. Agency component of the BC U.S. Government/Credit Index and includes publicly issued debt of U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The BC U.S. Hybrid ARM Index is the hybrid ARM component of the BC U.S. MBS Index and covers agency pass-through securities that pay a fixed interest rate for a period of time (usually 3, 5, 7 or 10 years) before switching to a floating coupon rate, thereby combining the features of fixed- and adjustable-rate mortgages. Hybrid ARM securities are index eligible for their fixed-rate term and are removed from the index one year prior to their floating coupon date.

40 | Annual Report

Securities (TIPS) outperformed nominal Treasuries. The Fund favored higher quality short-term and floating rate investments. These bonds, which had less upside potential in the declining interest rate environment, underperformed intermediate-term and longer term U.S. Treasuries, but we believe they could be well positioned if interest rates rise.

During the period, we continued to emphasize agency debentures and mortgage pass-throughs due to their return potential and income advantage over Treasuries and increased exposure to both sectors. We decreased exposure to Treasuries.

Thank you for your continued participation in Franklin Limited Maturity U.S. Government Securities Fund. We look forward to serving your future investment needs.

Portfolio Management Team
Franklin Limited Maturity
U.S. Government Securities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 41

Performance Summary as of 10/31/10

Franklin Limited Maturity U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FRGVX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.07	$10.55	$10.48
Distributions (11/1/09–10/31/10)
Dividend Income	$0.2623
Advisor Class (Symbol: FSUAX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.07	$10.54	$10.47
Distributions (11/1/09–10/31/10)
Dividend Income	$0.2725

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	3.21%	+	26.78%	+	53.26%
Average Annual Total Return[2]		+	0.90%	+	4.38%	+	4.13%
Avg. Ann. Total Return (9/30/10)[3]		+	0.86%	+	4.22%	+	4.14%
Distribution Rate[4]	2.05%
30-Day Standardized Yield[5]	0.66%
Total Annual Operating Expenses[6]	0.84%
Advisor Class			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	3.32%	+	27.43%	+	54.82%
Average Annual Total Return[2]		+	3.32%	+	4.97%	+	4.47%
Avg. Ann. Total Return (9/30/10)[3]		+	3.27%	+	4.83%	+	4.49%
Distribution Rate[4]	2.20%
30-Day Standardized Yield[5]	0.76%
Total Annual Operating Expenses[6]	0.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

42 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 43

Performance Summary (continued)

Endnotes

Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a fund’s share price, generally move in the opposite direction of interest rates. Therefore, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Advisor Class) per share on 10/31/10.

5. The 30-day standardized yield for the 30 days ended 10/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2010 Morningstar. The BC U.S. Treasury Index: 1-5 Year Component is the 1-5 year component of the BC U.S. Treasury Index, which covers public obligations of the U.S. Treasury with a remaining maturity of one year or more. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

44 | Annual Report

Your Fund’s Expenses

Franklin Limited Maturity U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 45

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/10	Value 10/31/10	Period* 5/1/10– 10/31/10
Actual	$1,000	$1,022.20	$3.92
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.92
Advisor Class
Actual	$1,000	$1,022.70	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.83	$3.41

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.77% and Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

46 | Annual Report

Franklin Real Return Fund

Your Fund’s Goal and Main Investments: Franklin Real Return Fund seeks to achieve total return that exceeds the rate of inflation over an economic cycle. The Fund will generally invest a substantial portion of its assets in inflation-protected securities. Managers also have the flexibility to invest in other sectors of the market to increase real return (total return less inflation) potential and offer greater diversification.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Real Return Fund covers the fiscal year ended October 31, 2010.

Performance Overview

For the 12 months under review, Franklin Real Return Fund – Class A posted a +6.07% cumulative total return. The Fund underperformed its benchmark, the Barclays Capital (BC) U.S. TIPS Index, which delivered a +10.42% total return for the same period.1 The Fund outperformed the Consumer Price Index (CPI) for Urban Consumers (All Items) NSA (non-seasonally adjusted), which rose 1.2%.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 50.

Investment Strategy

We seek to allocate assets among investments to achieve the highest level of real return (total return less the rate of inflation) consistent with an acceptable level of risk. We will allocate the Fund’s assets among securities in various market sectors based on our assessment of changing economic, global market, industry and issuer conditions. When making our investment decisions, we will evaluate such criteria as country risk, business cycles, yield curves, and values between and within markets.

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. TIPS Index covers the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity and includes reinvested interest.

2. Source: © 2010 Morningstar. CPI for urban consumers includes expenditure by urban wage earners and clerical workers, professional, managerial, and technical workers, the self-employed, short-term workers, the unemployed, retirees and others not in the labor force. This represents about 80% of the total U.S. population. Also known as Cost-of-Living Index.

The indexes are unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 90.

Annual Report | 47

Manager’s Discussion

During the year under review, we invested the Fund’s assets in the allowable sectors. At period-end, about two-thirds of the Fund’s total net assets were invested in U.S. Treasury Inflation Protected Securities (TIPS). For diversification, we also allocated some of the Fund’s assets to natural resources, real estate investment trusts, short-term non-U.S. dollar securities and high yield sectors. We employed a non-dollar strategy to help hedge against dollar weakness versus certain currencies.

Inflationary trends were mixed. Core inflation was weak due to slack in labor and housing markets, but emerging economies showed strength and put upward pressure on commodity and energy prices. Our diversified mix of inflation-sensitive assets performed well over the period. In particular, our allocations to natural resources securities and non-U.S. dollar instruments helped performance relative to the CPI. In contrast, our lower exposure to TIPS relative to the market in a period of declining interest rates detracted from performance relative to the BC U.S. TIPS Index.

48 | Annual Report

Thank you for your continued participation in Franklin Real Return Fund. We look forward to serving your future investment needs.

T. Anthony Coffey, CFA

Kent Burns, CFA

Portfolio Management Team
Franklin Real Return Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 49

Performance Summary as of 10/31/10

Franklin Real Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRRAX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.40	$11.14	$10.74
Distributions (11/1/09–10/31/10)
Dividend Income	$0.2427
Class C (Symbol: FRRCX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.39	$11.08	$10.69
Distributions (11/1/09–10/31/10)
Dividend Income	$0.2093
Advisor Class (Symbol: FARRX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.38	$11.16	$10.78
Distributions (11/1/09–10/31/10)
Dividend Income	$0.2927

50 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returnsinclude maximum sales charges. Class A: 4.25% maximuminitial sales charge; Class C: 1% contingent deferred sales charge (CDSC) in the first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		Inception (11/17/04)
Cumulative Total Return[2]		+	6.07%	+	31.08%	+	35.71%
Average Annual Total Return[3]		+	1.53%	+	4.65%	+	4.50%
Avg. Ann. Total Return (9/30/10)[4]		+	1.13%	+	4.10%	+	4.36%
Distribution Rate[5]	2.44%
30-Day Standardized Yield[6]	1.22%
Total Annual Operating Expenses[7]
Without Waiver	1.09%
With Waiver	0.90%
Class C					1-Year		Inception (11/3/08)
Cumulative Total Return[2]				+	5.68%	+	18.21%
Average Annual Total Return[3]				+	4.68%	+	8.76%
Avg. Ann. Total Return (9/30/10)[4]				+	4.13%	+	8.49%
Distribution Rate[5]	2.19%
30-Day Standardized Yield[6]	0.88%
Total Annual Operating Expenses[7]
Without Waiver	1.49%
With Waiver	1.30%
Advisor Class			1-Year		5-Year		Inception (11/17/04)
Cumulative Total Return[2]		+	6.35%	+	32.71%	+	37.76%
Average Annual Total Return[3]		+	6.35%	+	5.82%	+	5.53%
Avg. Ann. Total Return (9/30/10)[4]		+	5.84%	+	5.29%	+	5.39%
Distribution Rate[5]	2.77%
30-Day Standardized Yield[6]	1.52%
Total Annual Operating Expenses[7]
Without Waiver	0.84%
With Waiver	0.65%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fees and expenses) for each class of the Fund do not exceed 0.65% (other than certain nonroutine expenses) until 2/28/11.

Annual Report | 51

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

52 | Annual Report

Endnotes

Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. While stocks have historically outperformed other asset classes over the long term, they tend to fluctuate more dramatically over the short term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. The risks of foreign securities include currency fluctuations and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total return would have been lower, and yields for the period would have been 1.05%, 0.70% and 1.35% for Classes A, C and Advisor, respectively.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class’s October dividend and the maximum offering price (NAV for Classes C and Advisor Class) per share on 10/31/10.

6. The 30-day standardized yield for the 30 days ended 10/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Source: © 2010 Morningstar. The BC U.S. TIPS Index covers the universe of inflation-protected notes issued by the U.S. Treasury that have at least one year to final maturity. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 53

Your Fund’s Expenses

Franklin Real Return Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

54 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/10	Value 10/31/10	Period* 5/1/10– 10/31/10
Actual	$1,000	$1,025.80	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58
Class C
Actual	$1,000	$1,024.00	$6.63
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.61
Advisor Class
Actual	$1,000	$1,027.00	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90%; C: 1.30%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 55

56 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 57

58 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 59

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010

| Franklin Balanced Fund | Country | Shares | Value |
|---|---|---|---|
| **Common Stocks 46.2%** | | | |
| **Consumer Discretionary 1.9%** | | | |
| Limited Brands Inc. | United States | 85,000 | $ 2,498,150 |
| Target Corp. | United States | 25,000 | 1,298,500 |
| | | | 3,796,650 |
| **Consumer Staples 3.9%** | | | |
| CVS Caremark Corp. | United States | 60,000 | 1,807,200 |
| Diageo PLC, ADR | United Kingdom | 20,000 | 1,480,000 |
| PepsiCo Inc. | United States | 33,700 | 2,200,610 |
| The Procter & Gamble Co. | United States | 35,000 | 2,224,950 |
| | | | 7,712,760 |
| **Energy 7.1%** | | | |
| Baker Hughes Inc. | United States | 40,000 | 1,853,200 |
| ConocoPhillips | United States | 50,000 | 2,970,000 |
| Diamond Offshore Drilling Inc. | United States | 20,000 | 1,323,200 |
| Exxon Mobil Corp. | United States | 57,745 | 3,838,310 |
| Halliburton Co. | United States | 60,000 | 1,911,600 |
| Schlumberger Ltd. | United States | 30,000 | 2,096,700 |
| | | | 13,993,010 |
| **Financials 3.2%** | | | |
| [a]CIT Group Inc. | United States | 65,000 | 2,816,450 |
| JPMorgan Chase & Co. | United States | 40,000 | 1,505,200 |
| Wells Fargo & Co. | United States | 80,000 | 2,086,400 |
| | | | 6,408,050 |
| **Health Care 5.4%** | | | |
| Abbott Laboratories | United States | 30,000 | 1,539,600 |
| Baxter International Inc. | United States | 40,000 | 2,036,000 |
| Johnson & Johnson | United States | 45,000 | 2,865,150 |
| Merck & Co. Inc. | United States | 103,651 | 3,760,458 |
| [a]Tenet Healthcare Corp. | United States | 100,000 | 436,000 |
| | | | 10,637,208 |
| **Industrials 4.2%** | | | |
| FedEx Corp. | United States | 25,000 | 2,193,000 |
| General Dynamics Corp. | United States | 40,000 | 2,724,800 |
| General Electric Co. | United States | 120,000 | 1,922,400 |
| United Technologies Corp. | United States | 20,000 | 1,495,400 |
| | | | 8,335,600 |
| **Information Technology 6.6%** | | | |
| Intel Corp. | United States | 120,000 | 2,408,400 |
| International Business Machines Corp. | United States | 15,000 | 2,154,000 |
| Lender Processing Services Inc. | United States | 60,000 | 1,730,400 |
| Maxim Integrated Products Inc. | United States | 20,000 | 433,200 |
| Microsoft Corp. | United States | 70,000 | 1,864,800 |
| QUALCOMM Inc. | United States | 21,800 | 983,834 |
| Texas Instruments Inc. | United States | 60,000 | 1,774,200 |
| Xerox Corp. | United States | 140,000 | 1,638,000 |
| | | | 12,986,834 |

60 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 *(continued)*

| Franklin Balanced Fund | Country | Shares | Value |
|---|---|---|---|
| **Common Stocks (continued)** | | | |
| **Materials 4.2%** | | | |
| E. I. du Pont de Nemours and Co. | United States | 60,000 | $ 2,836,800 |
| Freeport-McMoRan Copper & Gold Inc., B | United States | 28,516 | 2,699,895 |
| Huntsman Corp. | United States | 200,000 | 2,770,000 |
| | | | 8,306,695 |
| **Telecommunication Services 3.2%** | | | |
| AT&T Inc. | United States | 110,000 | 3,135,000 |
| Verizon Communications Inc. | United States | 100,000 | 3,247,000 |
| | | | 6,382,000 |
| **Utilities 6.5%** | | | |
| Duke Energy Corp. | United States | 100,000 | 1,821,000 |
| Edison International | United States | 75,000 | 2,767,500 |
| PG&E Corp. | United States | 40,000 | 1,912,800 |
| Progress Energy Inc. | United States | 40,000 | 1,800,000 |
| The Southern Co. | United States | 60,000 | 2,272,200 |
| Xcel Energy Inc. | United States | 100,000 | 2,386,000 |
| | | | 12,959,500 |
| **Total Common Stocks (Cost $81,177,057)** | | | 91,518,307 |
| [b] **Equity-Linked Securities 2.8%** | | | |
| **Consumer Discretionary 1.8%** | | | |
| [c] Credit Suisse into Lowe's Cos. Inc., 7.00% | United States | 50,000 | 1,050,750 |
| [d] JPMorgan Chase & Co. into Comcast Corp., 8.00%, 144A | United States | 125,000 | 2,546,075 |
| | | | 3,596,825 |
| **Financials 0.5%** | | | |
| [d] JPMorgan Chase & Co. into Bank of America, 10.00%, 144A | United States | 72,000 | 901,440 |
| **Information Technology 0.5%** | | | |
| [c,d] The Goldman Sachs Group Inc. into Research In Motion Ltd., 8.00%, 144A | United States | 17,000 | 941,630 |
| **Total Equity-Linked Securities (Cost $5,319,900)** | | | 5,439,895 |
| | | **Contracts** | |
| [a] **Options Purchased (Cost $175,200) 0.1%** | | | |
| **Call Options** | | | |
| **Energy 0.1%** | | | |
| BP PLC, ADR, Jan. $35 Calls, 1/22/11 | United Kingdom | 400 | 258,000 |
| | | **Shares** | |
| **Convertible Preferred Stocks 6.9%** | | | |
| **Consumer Discretionary 1.0%** | | | |
| Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. | United States | 40,000 | 1,988,000 |
| **Energy 1.5%** | | | |
| [d] Chesapeake Energy Corp., cvt. pfd., 5.75%, 144A | United States | 3,000 | 3,008,025 |

Annual Report | 61

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010 *(continued)*

| Franklin Balanced Fund | Country | Shares | Value |
|---|---|---|---|
| **Convertible Preferred Stocks (continued)** | | | |
| **Financials 2.1%** | | | |
| Bank of America Corp., 7.25%, cvt. pfd., L | United States | 2,800 | $ 2,651,600 |
| Hartford Financial Services Group Inc., 7.25%, cvt. pfd. | United States | 60,000 | 1,473,000 |
| | | | 4,124,600 |
| **Health Care 0.6%** | | | |
| Tenet Healthcare Corp., 7.00%, cvt. pfd. | United States | 1,600 | 1,276,000 |
| **Materials 1.7%** | | | |
| Anglogold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd. | South Africa | 60,000 | 3,255,000 |
| **Total Convertible Preferred Stocks (Cost $13,477,176)** | | | 13,651,625 |
| **Preferred Stocks 0.5%** | | | |
| **Financials 0.5%** | | | |
| Citigroup Capital XIII, 8.75%, pfd. | United States | 37,000 | 976,199 |
| [a] Fannie Mae, 7.625%, pfd., R | United States | 20,000 | 9,180 |
| [a] Fannie Mae, 8.25%, pfd. | United States | 25,000 | 13,750 |
| [a] Freddie Mac, 8.375%, pfd., Z | United States | 30,200 | 16,006 |
| **Total Preferred Stocks (Cost $2,805,000)** | | | 1,015,135 |
| | | **Principal Amount*** | |
| **Corporate Bonds 28.3%** | | | |
| **Consumer Discretionary 2.7%** | | | |
| [d] CCO Holdings LLC, senior note, 144A, 8.125%, 4/30/20 | United States | 600,000 | 651,000 |
| DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 4.60%, 2/15/21 | United States | 1,000,000 | 1,038,406 |
| DISH DBS Corp., senior note, 7.875%, 9/01/19 | United States | 1,000,000 | 1,101,250 |
| Ford Motor Credit Co. LLC, senior note, 7.00%, 4/15/15 | United States | 900,000 | 995,609 |
| [d] Myriad International Holding BV, senior note, 144A, 6.375%, 7/28/17 | South Africa | 500,000 | 529,014 |
| Time Warner Inc., 6.10%, 7/15/40 | United States | 1,000,000 | 1,069,144 |
| | | | 5,384,423 |
| **Consumer Staples 2.0%** | | | |
| Altria Group Inc., senior note, 9.70%, 11/10/18 | United States | 1,000,000 | 1,381,507 |
| Corn Products International Inc., senior note, 4.625%, 11/01/20 | United States | 1,500,000 | 1,557,010 |
| Ralcorp Holdings Inc., 4.95%, 8/15/20 | United States | 1,000,000 | 1,046,893 |
| | | | 3,985,410 |
| **Energy 3.8%** | | | |
| Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19 | United States | 500,000 | 619,952 |
| Chesapeake Energy Corp., senior note, 7.25%, 12/15/18 | United States | 1,000,000 | 1,097,500 |
| [d] Consol Energy Inc., senior note, 144A, 8.25%, 4/01/20 | United States | 400,000 | 448,000 |
| [d] ENI SpA, senior note, 144A, 4.15%, 10/01/20 | Italy | 2,000,000 | 2,069,514 |
| [d] Linn Energy Corp., senior note, 144A, 8.625%, 4/15/20 | United States | 1,300,000 | 1,410,500 |
| [d] Petroplus Finance Ltd., senior note, 144A, 7.00%, 5/01/17 | Switzerland | 1,250,000 | 1,150,000 |
| Valero Energy Corp., senior note, 10.50%, 3/15/39 | United States | 500,000 | 680,797 |
| | | | 7,476,263 |
| **Financials 13.2%** | | | |
| Bank of America Corp., | | | |
| 4.50%, 4/01/15 | United States | 1,000,000 | 1,042,405 |
| [e] pfd., sub. bond, M, 8.125%, Perpetual | United States | 725,000 | 732,554 |

62 | Annual Report

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010 *(continued)*

| Franklin Balanced Fund | Country | Principal Amount* | Value |
|---|---|---|---|
| **Corporate Bonds (continued)** | | | |
| **Financials (continued)** | | | |
| d,e BNP Paribas, 144A, 7.195%, Perpetual | France | 300,000 | $ 305,250 |
| Capital One Capital VI, 8.875%, pfd., junior sub. bond, 8.875%, 5/15/40 | United States | 500,000 | 531,250 |
| CIT Group Inc., senior secured sub. bond, 7.00%, 5/01/15 | United States | 400,000 | 401,000 |
| Citigroup Inc., 4.75%, 5/19/15 | United States | 1,000,000 | 1,067,098 |
| d Digital Realty Trust LP, 144A, 5.875%, 2/01/20 | United States | 800,000 | 852,041 |
| Duke Realty LP, senior note, | | | |
| 6.50%, 1/15/18 | United States | 585,000 | 644,780 |
| 7.375%, 2/15/15 | United States | 600,000 | 689,589 |
| The Goldman Sachs Group Inc., | | | |
| senior bond, 5.375%, 3/15/20 | United States | 500,000 | 530,013 |
| senior note, 7.50%, 2/15/19 | United States | 700,000 | 843,972 |
| HCP Inc., senior note, 6.70%, 1/30/18 | United States | 1,000,000 | 1,111,163 |
| Healthcare Realty Trust Inc., senior note, 6.50%, 1/17/17 | United States | 500,000 | 549,796 |
| d International Lease Finance Corp., | | | |
| senior note, 144A, 8.625%, 9/15/15 | United States | 700,000 | 789,250 |
| senior secured note, 144A, 7.125%, 9/01/18 | United States | 1,100,000 | 1,215,500 |
| iStar Financial Inc., senior note, 8.625%, 6/01/13 | United States | 900,000 | 796,500 |
| e JPMorgan Chase & Co., junior sub. note, 1, 7.90%, Perpetual | United States | 1,440,000 | 1,540,243 |
| d KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20 | United States | 1,600,000 | 1,633,787 |
| d Lloyds TSB Bank PLC, senior sub. note, 144A, 6.50%, 9/14/20 | United Kingdom | 1,000,000 | 1,032,218 |
| Moody's Corp., senior note, 5.50%, 9/01/20 | United States | 1,000,000 | 1,032,336 |
| Morgan Stanley, senior note, 5.50%, 1/26/20 | United States | 1,500,000 | 1,564,155 |
| PNC Funding Corp., sub. note, 5.625%, 2/01/17 | United States | 700,000 | 768,512 |
| d Pricoa Global Funding I, 144A, 5.45%, 6/11/14 | United States | 1,000,000 | 1,121,403 |
| Royal Bank of Scotland Group PLC, senior note, 6.40%, 10/21/19 | United Kingdom | 600,000 | 655,917 |
| SVB Financial Group, senior note, 5.375%, 9/15/20 | United States | 1,500,000 | 1,525,194 |
| f The Travelers Cos. Inc., junior sub. bond, FRN, 6.25%, 3/15/67 | United States | 500,000 | 522,858 |
| e Wachovia Capital Trust III, junior sub. bond, 5.80%, Perpetual | United States | 500,000 | 445,000 |
| e Wells Fargo Capital XIII, pfd., 7.70%, Perpetual | United States | 300,000 | 312,750 |
| e Wells Fargo Capital XV, pfd., 9.75%, Perpetual | United States | 700,000 | 789,670 |
| Weyerhaeuser Co., senior note, 7.375%, 10/01/19 | United States | 400,000 | 442,764 |
| Willis North America Inc., senior note, 7.00%, 9/29/19 | United States | 500,000 | 549,625 |
| | | | 26,038,593 |
| **Health Care 2.7%** | | | |
| Boston Scientific Corp., senior note, 6.00%, 1/15/20 | United States | 600,000 | 659,315 |
| HCA Inc., | | | |
| senior note, 6.375%, 1/15/15 | United States | 255,000 | 263,288 |
| senior secured note, 7.875%, 2/15/20 | United States | 1,000,000 | 1,112,500 |
| Medco Health Solutions Inc., senior note, 4.125%, 9/15/20 | United States | 1,500,000 | 1,515,701 |
| d UHS Escrow Corp., senior note, 144A, 7.00%, 10/01/18 | United States | 800,000 | 845,412 |
| Vanguard Health Holding Co. II LLC, senior note, 8.00%, 2/01/18 | United States | 900,000 | 952,875 |
| | | | 5,349,091 |
| **Industrials 1.0%** | | | |
| d Aviation Capital Group, 144A, 7.125%, 10/15/20 | United States | 1,500,000 | 1,549,918 |
| d Pinafore LLC/Inc., senior secured note, 144A, 9.00%, 10/01/18 | United States | 100,000 | 107,500 |
| United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20 | United States | 400,000 | 408,000 |
| | | | 2,065,418 |

Annual Report | 63

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010 *(continued)*

| Franklin Balanced Fund | Country | Principal Amount* | Value |
|---|---|---|---|
| **Corporate Bonds (continued)** | | | |
| **Materials 1.1%** | | | |
| [d] Anglo American Capital PLC, senior note, 144A, 9.375%, 4/08/14 | United Kingdom | 500,000 | $ 614,640 |
| Cliffs Natural Resources Inc., senior note, 4.80%, 10/01/20 | United States | 1,000,000 | 1,020,902 |
| [d] FMG Finance Pty. Ltd., senior note, 144A, 7.00%, 11/01/15 | Australia | 500,000 | 511,875 |
| | | | 2,147,417 |
| **Telecommunication Services 0.5%** | | | |
| Cellco Partnership/Verizon Wireless Capital LLC, senior note, 8.50%, 11/15/18 | United States | 700,000 | 959,955 |
| **Utilities 1.3%** | | | |
| [d] Calpine Corp., senior secured note, 144A, 7.50%, 2/15/21 | United States | 750,000 | 771,563 |
| CMS Energy Corp., senior note, 8.75%, 6/15/19 | United States | 500,000 | 602,801 |
| [d] Enogex LLC, senior note, 144A, 6.25%, 3/15/20 | United States | 1,000,000 | 1,117,331 |
| | | | 2,491,695 |
| **Total Corporate Bonds (Cost $51,016,734)** | | | 55,898,265 |
| **Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $77,554) 0.0%[†]** | | | |
| **Financials 0.0%[†]** | | | |
| [f] Accredited Mortgage Loan Trust, 2005-3, A1, FRN, 0.496%, 9/25/35 | United States | 77,506 | 72,077 |
| **Mortgage-Backed Securities 0.1%** | | | |
| **Federal National Mortgage Association (FNMA) Fixed Rate 0.1%** | | | |
| FNMA 30 Year, 6.00%, 8/01/36 | United States | 147,794 | 161,017 |
| FNMA 30 Year, 6.50%, 4/01/36 | United States | 105,990 | 117,492 |
| **Total Mortgage-Backed Securities (Cost $250,942)** | | | 278,509 |
| **Municipal Bonds (Cost $2,002,282) 1.1%** | | | |
| California State GO, 7.95%, 3/01/36 | United States | 2,000,000 | 2,098,940 |
| **Total Investments before Short Term Investments (Cost $156,301,845)** | | | 170,230,753 |
| **Short Term Investments 14.0%** | | | |
| **U.S. Government and Agency Securities (Cost $2,454,517) 1.2%** | | | |
| [g] U.S. Treasury Bill, 11/26/10 - 1/27/11 | United States | 2,455,000 | 2,454,611 |
| **Total Investments before Money Market Funds (Cost $158,756,362)** | | | 172,685,361 |
| | | **Shares** | |
| **Money Market Funds (Cost $25,244,589) 12.8%** | | | |
| [a,h] Institutional Fiduciary Trust Money Market Portfolio, 0.00% | United States | 25,244,589 | 25,244,589 |
| **Total Investments (Cost $184,000,951) 100.0%** | | | 197,929,953 |
| **Options Written (0.0)%[†]** | | | (27,625) |
| **Other Assets, less Liabilities (0.0)%[†]** | | | (8,527) |
| **Net Assets 100.0%** | | | $197,893,801 |

64 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Annual Report | The accompanying notes are an integral part of these financial statements. | 65

66 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 67

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010

Franklin Convertible Securities Fund	Shares	Value
Convertible Preferred Stocks 23.8%
Consumer Discretionary 4.7%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	450,000	$22,365,000
[a]General Motors Corp., 1.50%, cvt. pfd., D	776,200	6,628,748
[a]General Motors Corp., 6.25%, cvt. pfd., C	235,000	1,978,700
Retail Ventures Inc., 6.625%, cvt. pfd.	250,000	13,060,000
		44,032,448
Consumer Staples 1.8%
Archer-Daniels-Midland Co., 6.25%, cvt. pfd.	400,000	17,288,000
Energy 5.2%
Apache Corp., 6.00%, cvt. pfd.	275,900	16,057,380
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	18,500	18,549,487
El Paso Corp., 4.99%, cvt. pfd.	12,000	14,238,000
		48,844,867
Financials 5.5%
Affiliated Managers Group Inc., 5.10%, cvt. pfd.	350,000	16,056,250
Citigroup Inc., 7.50%, cvt. pfd.	170,000	21,001,800
[a]Fannie Mae, 5.375%, cvt. pfd.	140	266,000
Hartford Financial Services Group Inc., 7.25%, cvt. pfd.	580,000	14,239,000
		51,563,050
Health Care 1.2%
Tenet Healthcare Corp., 7.00%, cvt. pfd.	15,000	11,962,500
Materials 2.1%
Anglogold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd. (South Africa)	360,000	19,530,000
Utilities 3.3%
Great Plains Energy Inc., 12.00%, cvt. pfd.	263,200	16,792,160
PPL Corp., 9.50%, cvt. pfd.	250,000	14,080,000
		30,872,160
Total Convertible Preferred Stocks (Cost $245,540,672)		224,093,025

	Principal Amount*
Convertible Bonds 70.6%
Consumer Discretionary 10.7%
Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22	16,000,000	17,840,000
BorgWarner Inc., cvt., senior note, 3.50%, 4/15/12	6,750,000	11,981,250
[c]Carnival Corp., cvt., senior deb., 2.00%, 4/15/21	18,000,000	19,755,792
Coinstar Inc., cvt., senior note, 4.00%, 9/01/14	14,000,000	22,715,000
[b]Eastman Kodak Co., cvt., senior note, 144A, 7.00%, 4/01/17	4,715,000	4,656,770
Liberty Media Corp., cvt., senior deb., B, 3.25%, 3/15/31	10,000,000	6,875,000
[b]MGM Resorts International, cvt., senior note, 144A, 4.25%, 4/15/15	18,000,000	17,302,500
		101,126,312
Energy 1.0%
Helix Energy Solutions Group, cvt., senior note, 3.25%, 12/15/25	10,000,000	9,575,000

Annual Report | 69

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010 *(continued)*

| Franklin Convertible Securities Fund | Principal Amount* | Value |
|---|---|---|
| **Convertible Bonds (continued)** | | |
| **Financials 1.5%** | | |
| [d]iStar Financial Inc., cvt., senior note, FRN, 0.79%, 10/01/12 | 11,000,000 | $ 9,295,000 |
| Leucadia National Corp., cvt., senior sub. note, 3.75%, 4/15/14 | 3,600,000 | 4,554,000 |
| | | 13,849,000 |
| **Health Care 19.1%** | | |
| ALZA Corp., cvt., sub. deb., zero cpn., 7/28/20 | 15,000,000 | 13,725,000 |
| American Medical Systems Holdings Ltd., cvt., senior sub. note, | | |
| 3.25%, 7/01/36 | 2,048,000 | 2,337,280 |
| 4.00%, 9/15/41 | 12,952,000 | 16,789,030 |
| [b]Amgen Inc., cvt., senior note, 144A, 0.375%, 2/01/13 | 15,000,000 | 15,112,500 |
| Biomarin Pharmaceutical Inc., cvt., senior note, 1.875%, 4/23/17 | 10,300,000 | 14,394,250 |
| Cephalon Inc., cvt., senior sub. note, 2.50%, 5/01/14 | 10,000,000 | 11,812,500 |
| Gilead Sciences Inc., cvt., senior note, 0.625%, 5/01/13 | 15,000,000 | 17,531,250 |
| Lifepoint Hospitals Inc., cvt., 3.25%, 8/15/25 | 15,000,000 | 14,906,250 |
| [b]Medtronic Inc., cvt., senior note, 144A, 1.50%, 4/15/11 | 17,000,000 | 17,127,500 |
| Mylan Inc., cvt., senior note, 3.75%, 9/15/15 | 10,500,000 | 17,815,140 |
| Onyx Pharmaceuticals Inc., cvt., senior note, 4.00%, 8/15/16 | 15,000,000 | 15,581,250 |
| Salix Pharmaceuticals Ltd., cvt., senior note, 2.75%, 5/15/15 | 20,000,000 | 22,425,000 |
| | | 179,556,950 |
| **Industrials 7.5%** | | |
| AMR Corp., cvt., senior note, 6.25%, 10/15/14 | 10,000,000 | 11,488,300 |
| Ingersoll Rand Co., cvt., senior note, 4.50%, 4/15/12 | 8,000,000 | 17,890,000 |
| [b]L-3 Communications Corp., cvt., 144A, 3.00%, 8/01/35 | 15,000,000 | 15,150,000 |
| WESCO International Inc., cvt., senior deb., 6.00%, 9/15/29 | 15,200,000 | 26,391,000 |
| | | 70,919,300 |
| **Information Technology 24.1%** | | |
| Alliance Data Systems Corp., cvt., senior note, | | |
| 1.75%, 8/01/13 | 17,000,000 | 17,276,250 |
| 4.75%, 5/15/14 | 3,000,000 | 4,398,750 |
| [e,f]BearingPoint Liquidating Trust | 14,000,000 | — |
| [b]Concur Technologies Inc., cvt., senior note, 144A, 2.50%, 4/15/15 | 17,000,000 | 20,052,350 |
| EMC Corp., cvt., senior note, 1.75%, 12/01/13 | 12,500,000 | 17,890,625 |
| Intel Corp., cvt., | | |
| [b]junior sub. bond, 144A, 2.95%, 12/15/35 | 19,000,000 | 19,190,000 |
| sub. deb., 2.95%, 12/15/35 | 2,000,000 | 2,020,000 |
| Liberty Media Corp. into Motorola Inc., cvt., senior deb., 3.50%, 1/15/31 | 8,000,000 | 4,338,136 |
| [b]Microchip Technology Inc., cvt., junior sub. note, 144A, 2.125%, 12/15/37 | 20,000,000 | 22,989,500 |
| Micron Technology Inc., cvt., senior sub. note, 1.875%, 6/01/14 | 20,000,000 | 19,250,000 |
| NetApp Inc., cvt., senior note, 1.75%, 6/01/13 | 15,000,000 | 26,175,000 |
| Nuance Communications Inc., cvt., senior bond, 2.75%, 8/15/27 | 2,490,000 | 2,732,775 |
| PMC-Sierra Inc., cvt., | | |
| [b]144A, 2.25%, 10/15/25 | 3,500,000 | 3,902,500 |
| sub. note, 2.25%, 10/15/25 | 9,500,000 | 10,592,500 |
| [b]VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%, 6/15/12 | 19,000,000 | 19,308,750 |
| [b]VeriSign Inc., cvt., junior sub. bond, 144A, 3.25%, 8/15/37 | 14,000,000 | 16,205,000 |
| [b]Xilinx Inc., cvt., senior note, 144A, 2.625%, 6/15/17 | 18,000,000 | 20,796,300 |
| | | 227,118,436 |

70 | Annual Report

Annual Report | 71

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 73

74 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 75

76 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 77

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks 81.0%
Consumer Discretionary 7.0%
Best Buy Co. Inc.	United States	298,700	$12,838,126
Comcast Corp., A	United States	600,960	12,367,757
The Home Depot Inc.	United States	414,000	12,784,320
Limited Brands Inc.	United States	471,000	13,842,690
Target Corp.	United States	235,200	12,216,288
			64,049,181
Consumer Staples 7.8%
The Coca-Cola Co.	United States	329,800	20,223,336
Diageo PLC, ADR	United Kingdom	227,200	16,812,800
PepsiCo Inc.	United States	211,000	13,778,300
The Procter & Gamble Co.	United States	102,900	6,541,353
Unilever NV, N.Y. shs.	Netherlands	488,700	14,509,503
			71,865,292
Energy 10.0%
Chevron Corp.	United States	240,500	19,867,705
ConocoPhillips	United States	279,300	16,590,420
Exxon Mobil Corp.	United States	265,834	17,669,986
Halliburton Co.	United States	450,000	14,337,000
Spectra Energy Corp.	United States	654,000	15,545,580
[a]Weatherford International Ltd.	United States	450,000	7,564,500
			91,575,191
Financials 8.9%
Aflac Inc.	United States	306,200	17,113,518
JPMorgan Chase & Co.	United States	375,650	14,135,710
Marsh & McLennan Cos. Inc.	United States	497,700	12,432,546
T. Rowe Price Group Inc.	United States	347,800	19,222,906
Wells Fargo & Co.	United States	574,500	14,982,960
Weyerhaeuser Co.	United States	241,164	3,911,680
			81,799,320
Health Care 9.1%
Abbott Laboratories	United States	275,000	14,113,000
Johnson & Johnson	United States	307,000	19,546,690
Merck & Co. Inc.	United States	688,495	24,978,598
Pfizer Inc.	United States	684,500	11,910,300
Roche Holding AG	Switzerland	88,300	12,964,843
			83,513,431
Industrials 12.9%
3M Co.	United States	213,100	17,947,282
Caterpillar Inc.	United States	264,200	20,766,120
General Dynamics Corp.	United States	253,000	17,234,360
General Electric Co.	United States	1,213,600	19,441,872
J.B. Hunt Transport Services Inc.	United States	282,800	10,169,488
Republic Services Inc.	United States	514,100	15,325,321
United Parcel Service Inc., B	United States	260,000	17,508,400
			118,392,843

78 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks (continued)
Information Technology 11.6%
Intel Corp.	United States	870,500	$17,470,935
International Business Machines Corp.	United States	139,900	20,089,640
Microchip Technology Inc.	United States	670,000	21,560,600
Microsoft Corp.	United States	750,000	19,980,000
Paychex Inc.	United States	443,900	12,296,030
Xerox Corp.	United States	1,277,200	14,943,240
			106,340,445
Materials 4.1%
E. I. du Pont de Nemours and Co.	United States	434,800	20,557,344
Freeport-McMoRan Copper & Gold Inc., B	United States	175,564	16,622,400
			37,179,744
Telecommunication Services 5.2%
AT&T Inc.	United States	612,910	17,467,935
Verizon Communications Inc.	United States	432,300	14,036,781
Vodafone Group PLC	United Kingdom	5,741,900	15,631,217
			47,135,933
Utilities 4.4%
PG&E Corp.	United States	261,000	12,481,020
PPL Corp.	United States	70,300	1,891,070
Sempra Energy	United States	200,000	10,696,000
The Southern Co.	United States	404,000	15,299,480
			40,367,570
Total Common Stocks (Cost $660,902,019)			742,218,950
[b]Equity-Linked Securities (Cost $15,232,800) 2.0%
Information Technology 2.0%
[c]Goldman Sachs Group Inc. into Apple Inc., 5.50%, 144A	United States	60,000	17,921,820
Convertible Preferred Stocks 10.6%
Energy 1.8%
[c]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	16,000	16,042,800
Financials 5.5%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	18,000	17,046,000
Citigroup Inc., 7.50%, cvt. pfd.	United States	110,000	13,589,400
Hartford Financial Services Group Inc., 7.25%, cvt. pfd.	United States	310,000	7,610,500
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	12,500	12,500,000
			50,745,900
Health Care 0.6%
Tenet Healthcare Corp., 7.00%, cvt. pfd.	United States	6,600	5,263,500
Materials 1.3%
Anglogold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	220,000	11,935,000
Utilities 1.4%
Great Plains Energy Inc., 12.00%, cvt. pfd.	United States	200,000	12,760,000
Total Convertible Preferred Stocks (Cost $85,714,518)			96,747,200

Annual Report | 79

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 81

Franklin Investors Securities Trust

## Financial Highlights *(continued)*

### Franklin Limited Maturity U.S. Government Securities Fund

| | Year Ended October 31, | | | | |
|---|---|---|---|---|---|
| **Advisor Class** | 2010 | 2009 | 2008 | 2007 | 2006 |
| **Per share operating performance** | | | | | |
| (for a share outstanding throughout the year) | | | | | |
| Net asset value, beginning of year | $10.47 | $10.04 | $ 9.99 | $9.89 | $9.90 |
| Income from investment operations[a]: | | | | | |
| Net investment income[b] | 0.18 | 0.29 | 0.38 | 0.39 | 0.35 |
| Net realized and unrealized gains (losses) | 0.16 | 0.50 | 0.09 | 0.11 | 0.01 |
| Total from investment operations | 0.34 | 0.79 | 0.47 | 0.50 | 0.36 |
| Less distributions from net investment income | (0.27) | (0.36) | (0.42) | (0.40) | (0.37) |
| Redemption fees[c] | — | — | —[d] | —[d] | —[d] |
| Net asset value, end of year | $10.54 | $10.47 | $10.04 | $9.99 | $9.89 |
| Total return | 3.32% | 7.90% | 4.78% | 5.16% | 3.74% |
| **Ratios to average net assets** | | | | | |
| Expenses | 0.69% | 0.72%[e] | 0.76%[e] | 0.78%[e] | 0.73% |
| Net investment income | 1.74% | 2.82% | 3.74% | 3.89% | 3.53% |
| **Supplemental data** | | | | | |
| Net assets, end of year (000's) | $90,683 | $55,156 | $27,734 | $22,143 | $22,293 |
| Portfolio turnover rate | 56.80% | 54.81% | 61.57% | 25.29% | 45.79% |

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]Based on average daily shares outstanding.
[c]Effective September 1, 2008, the redemption fee was eliminated.
[d]Amount rounds to less than $0.01 per share.
[e]Benefit of expense reduction rounds to less than 0.01%.

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010

| Franklin Limited Maturity U.S. Government Securities Fund | Principal Amount | Value |
|---|---|---|
| **U.S. Government and Agency Securities 62.2%** | | |
| FHLB, 5.75%, 5/15/12 | $ 2,000,000 | $ 2,166,565 |
| FHLMC, | | |
| 2.125%, 3/23/12 | 8,000,000 | 8,199,280 |
| 5.125%, 7/15/12 | 14,000,000 | 15,127,042 |
| 5.50%, 8/20/12 | 8,000,000 | 8,736,920 |
| 4.125%, 12/21/12 | 4,000,000 | 4,311,372 |
| 4.50%, 1/15/13 | 8,300,000 | 9,036,683 |
| 3.50%, 5/29/13 | 4,200,000 | 4,519,906 |
| 3.75%, 6/28/13 | 7,000,000 | 7,604,303 |
| 4.50%, 7/15/13 | 3,500,000 | 3,873,030 |
| 4.50%, 1/15/14 | 7,000,000 | 7,841,155 |
| senior note, 4.75%, 3/05/12 | 10,000,000 | 10,595,610 |
| senior note, 1.75%, 6/15/12 | 5,000,000 | 5,113,695 |
| senior note, 2.50%, 4/23/14 | 3,000,000 | 3,177,897 |
| FNMA, | | |
| 1.00%, 4/04/12 | 6,700,000 | 6,765,023 |
| 1.875%, 4/20/12 | 1,500,000 | 1,534,121 |
| 1.25%, 6/22/12 | 4,000,000 | 4,058,960 |
| 0.625%, 9/24/12 | 2,500,000 | 2,513,467 |
| 4.75%, 11/19/12 | 4,000,000 | 4,353,132 |
| 4.375%, 3/15/13 | 4,000,000 | 4,363,768 |
| 1.75%, 5/07/13 | 3,200,000 | 3,300,003 |
| 1.50%, 6/26/13 | 8,000,000 | 8,201,240 |
| 4.625%, 10/15/13 | 5,000,000 | 5,587,390 |
| 2.75%, 3/13/14 | 20,000,000 | 21,335,320 |
| 4.125%, 4/15/14 | 10,000,000 | 11,141,550 |
| 3.00%, 9/16/14 | 3,000,000 | 3,233,385 |
| 2.375%, 7/28/15 | 6,000,000 | 6,293,418 |
| senior note, 4.375%, 7/17/13 | 6,000,000 | 6,612,612 |
| senior note, 4.625%, 10/15/14 | 6,000,000 | 6,846,360 |
| General Electric Capital Corp., senior note, FDIC Guaranteed, 3.00%, 12/09/11 | 11,200,000 | 11,528,597 |
| Regions Bank, senior note, FDIC Guaranteed, 3.25%, 12/09/11 | 10,000,000 | 10,319,700 |
| U.S. Treasury Note, | | |
| 1.375%, 2/15/12 | 5,000,000 | 5,072,460 |
| 1.375%, 5/15/12 | 8,000,000 | 8,133,128 |
| 0.75%, 5/31/12 | 7,000,000 | 7,049,259 |
| 1.75%, 8/15/12 | 12,000,000 | 12,307,968 |
| 1.375%, 10/15/12 | 13,500,000 | 13,772,646 |
| 1.375%, 11/15/12 | 11,000,000 | 11,228,591 |
| 3.125%, 4/30/13 | 6,000,000 | 6,413,436 |
| 2.75%, 10/31/13 | 7,000,000 | 7,467,579 |
| 1.75%, 3/31/14 | 2,000,000 | 2,074,220 |
| 2.25%, 5/31/14 | 3,000,000 | 3,165,705 |
| [a]Index Linked, 2.00%, 1/15/14 | 13,114,144 | 14,196,061 |
| [a]Index Linked, 1.625%, 1/15/15 | 9,146,177 | 9,915,033 |
| **Total U.S. Government and Agency Securities (Cost $296,843,005)** | | 309,087,590 |

Annual Report | 83

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities 32.2%
[b]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 2.5%
FHLMC, 2.60%, 9/01/33	$133,779	$138,371
FHLMC, 2.605%, 12/01/33	792,663	820,487
FHLMC, 2.66%, 8/01/34	801,553	834,959
FHLMC, 2.733%, 12/01/34	556,265	579,131
FHLMC, 2.872%, 10/01/35	4,467,205	4,676,358
FHLMC, 2.93%, 7/01/35	3,773,930	3,957,250
FHLMC, 5.638%, 7/01/36	1,363,759	1,437,886
		12,444,442
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.3%
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 7/01/23	6,670,843	7,103,255
FHLMC Gold 15 Year, 6.00%, 10/01/21	1,588,956	1,732,809
FHLMC Gold 15 Year, 6.00%, 10/01/23	10,320,834	11,213,286
FHLMC Gold 15 Year, 7.00%, 12/01/10 - 8/01/13	25,381	26,612
FHLMC Gold 30 Year, 8.50%, 12/01/22 - 7/01/31	1,037,550	1,191,573
FHLMC Gold 30 Year, 9.50%, 3/01/21	18,490	19,922
		21,287,457
[b]Federal National Mortgage Association (FNMA) Adjustable Rate 16.8%
FNMA, 1.725%, 6/01/34	699,230	707,844
FNMA, 1.919%, 11/01/32	2,264,433	2,324,003
FNMA, 2.055%, 3/01/33	1,278,144	1,320,804
FNMA, 2.058%, 1/01/35	7,760,559	7,978,513
FNMA, 2.138%, 7/01/34	1,624,965	1,687,615
FNMA, 2.145%, 4/01/35	124,140	125,088
FNMA, 2.148%, 4/01/34	157,599	164,056
FNMA, 2.246%, 4/01/33	300,335	313,805
FNMA, 2.293%, 8/01/34	2,718,779	2,837,579
FNMA, 2.385%, 2/01/35	631,486	658,256
FNMA, 2.396%, 6/01/33	198,342	205,255
FNMA, 2.415%, 3/01/34	139,098	145,402
FNMA, 2.471%, 5/01/34 - 3/01/35	1,726,923	1,798,502
FNMA, 2.51%, 8/01/34	658,830	686,683
FNMA, 2.55%, 12/01/34	414,683	430,672
FNMA, 2.59%, 1/01/33	9,531	9,927
FNMA, 2.76%, 4/01/33	1,121,022	1,176,140
FNMA, 2.771%, 1/01/33	155,913	163,337
FNMA, 2.779%, 2/01/36	14,457,189	15,024,821
FNMA, 2.883%, 2/01/34	1,193,873	1,251,437
FNMA, 3.003%, 9/01/34	508,848	519,740
FNMA, 3.047%, 4/01/36	13,028,308	13,681,378
FNMA, 3.087%, 1/01/35	252,703	264,322
FNMA, 3.564%, 11/01/36	6,960,385	7,244,231
FNMA, 4.103%, 8/01/33	500,986	516,898
FNMA, 4.27%, 9/01/33	2,356,876	2,486,589
FNMA, 4.39%, 10/01/36	10,000,000	10,488,222
FNMA, 5.521%, 2/01/36	6,584,720	6,956,191
FNMA, 5.809%, 11/01/11	2,357,922	2,433,236
		83,600,546

84 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate 7.9%
FNMA 15 Year, 4.50%, 12/01/18 - 2/01/19	$369,831	$395,757
FNMA 15 Year, 5.00%, 2/01/18 - 5/01/18	1,724,910	1,855,782
FNMA 15 Year, 5.00%, 6/01/23	5,091,238	5,429,492
FNMA 15 Year, 5.50%, 3/01/16 - 2/01/21	3,895,823	4,230,310
FNMA 15 Year, 6.00%, 4/01/16 - 5/01/17	1,508,348	1,639,022
FNMA 15 Year, 6.50%, 5/01/11 - 10/01/16	108,181	113,670
FNMA 15 Year, 7.00%, 7/01/12 - 7/01/14	89,022	93,836
FNMA 15 Year, 7.50%, 12/01/14 - 1/01/15	72,072	78,667
FNMA 30 Year, 5.00%, 3/01/38	5,718,426	6,082,909
FNMA 30 Year, 6.00%, 9/01/39	16,538,933	17,987,566
FNMA 30 Year, 6.50%, 8/01/38	909,317	1,004,115
FNMA 30 Year, 9.00%, 1/01/17 - 12/01/20	93,346	102,133
FNMA 30 Year, 9.50%, 7/01/16 - 6/01/22	155,251	169,261
		39,182,520
Government National Mortgage Association (GNMA) Fixed Rate 0.7%
GNMA I SF 15 Year, 6.50%, 10/15/13 - 7/15/14	266,759	292,003
GNMA I SF 15 Year, 7.50%, 10/15/14 - 12/15/14	66,035	71,266
GNMA I SF 30 Year, 5.00%, 3/15/39	1,540,997	1,656,381
GNMA I SF 30 Year, 5.50%, 4/15/33 - 5/15/33	600,819	655,358
GNMA I SF 30 Year, 6.00%, 3/15/33	140,368	155,648
GNMA I SF 30 Year, 8.00%, 11/15/16	45,644	50,968
GNMA I SF 30 Year, 8.50%, 1/15/17	21,494	21,790
GNMA I SF 30 Year, 9.00%, 6/15/16 - 9/15/17	267,964	284,321
GNMA II SF 30 Year, 7.50%, 10/20/29 - 10/20/31	377,363	437,987
GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/16	46,078	50,616
GNMA II SF 30 Year, 9.50%, 6/20/16	52,968	58,961
		3,735,299
Total Mortgage-Backed Securities (Cost $156,275,076)		160,250,264
Total Investments before Short Term Investments (Cost $453,118,081)		469,337,854

	Shares
Short Term Investments 5.6%
Money Market Funds (Cost $9,983,985) 2.0%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	9,983,985	9,983,985

Annual Report | 85

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Limited Maturity U.S. Government Securities Fund	Principal Amount	Value
Short Term Investments (continued)
Repurchase Agreements (Cost $17,652,173) 3.6%
[e]Joint Repurchase Agreement, 0.205%, 11/01/10 (Maturity Value $17,652,462)	$17,652,173	$17,652,173
Barclays Capital Inc. (Maturity Value $2,478,935)
BNP Paribas Securities Corp. (Maturity Value $3,073,999)
Credit Suisse Securities (USA) LLC (Maturity Value $2,379,728)
Deutsche Bank Securities Inc. (Maturity Value $2,779,027)
HSBC Securities (USA) Inc. (Maturity Value $1,983,078)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,983,078)
Morgan Stanley & Co. Inc. (Maturity Value $1,983,078)
UBS Securities LLC (Maturity Value $991,539)
Collateralized by U.S. Government Agency Securities, 0.146% - 6.25%, 2/01/11 - 11/20/14;
[f]U.S. Government Agency Discount Notes, 2/01/11 - 9/22/14; [f]U.S. Treasury Bills,
2/10/11 - 4/07/11; and U.S. Treasury Notes, 0.625% - 1.375%, 9/30/11 - 2/15/13
Total Investments (Cost $480,754,239) 100.0%		496,974,012
Other Assets, less Liabilities 0.0%†		213,051
Net Assets 100.0%		$497,187,063

See Abbreviations on page 126.

86 | The accompanying notes are an integral part of these financial statements. | Annual Report

# Franklin Investors Securities Trust

## Financial Highlights

### Franklin Real Return Fund

| Class A | 2010 | 2009 | 2008 | 2007 | 2006 |
|---|---|---|---|---|---|
| | Year Ended October 31, | | | | |
| **Per share operating performance** (for a share outstanding throughout the year) | | | | | |
| Net asset value, beginning of year | $10.74 | $9.55 | $10.64 | $10.10 | $9.94 |
| Income from investment operations[a]: | | | | | |
| Net investment income (loss) | 0.17[b] | —[c] | 0.48[b] | 0.29[b] | 0.38[b] |
| Net realized and unrealized gains (losses) | 0.47 | 1.20 | (0.95) | 0.58 | 0.22 |
| Total from investment operations | 0.64 | 1.20 | (0.47) | 0.87 | 0.60 |
| Less distributions from: | | | | | |
| Net investment income | (0.24) | (0.01) | (0.59) | (0.33) | (0.44) |
| Net realized gains | — | — | (0.03) | — | — |
| Total distributions | (0.24) | (0.01) | (0.62) | (0.33) | (0.44) |
| Redemption fees[d] | — | — | —[c] | —[c] | —[c] |
| Net asset value, end of year | $11.14 | $10.74 | $9.55 | $10.64 | $10.10 |
| Total return[e] | 6.07% | 12.59% | (4.93)% | 8.75% | 6.16% |
| **Ratios to average net assets** | | | | | |
| Expenses before waiver and payments by affiliates | 1.07% | 1.09% | 1.08% | 1.11% | 1.12% |
| Expenses net of waiver and payments by affiliates and expense reduction[f] | 0.90% | 0.90% | 0.90% | 0.90% | 0.90% |
| Net investment income | 1.60% | 0.03% | 4.48% | 2.80% | 3.75% |
| **Supplemental data** | | | | | |
| Net assets, end of year (000's) | $388,239 | $342,873 | $285,467 | $46,682 | $31,452 |
| Portfolio turnover rate | 20.08% | 10.73% | 28.06% | 23.60% | 3.53% |

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Amount rounds to less than $0.01 per share.

[d]Effective September 1, 2008, the redemption fee was eliminated.

[f]Benefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 87

88 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

## Financial Highlights *(continued)*

### Franklin Real Return Fund

| | Year Ended October 31, | | | | |
|---|---|---|---|---|---|
| **Advisor Class** | 2010 | 2009 | 2008 | 2007 | 2006 |
| **Per share operating performance** | | | | | |
| (for a share outstanding throughout the year) | | | | | |
| Net asset value, beginning of year | $10.78 | $ 9.57 | $10.65 | $10.11 | $ 9.95 |
| Income from investment operations[a]: | | | | | |
| Net investment income | 0.21[b] | 0.05 | 0.52[b] | 0.31[b] | 0.40[b] |
| Net realized and unrealized gains (losses) | 0.46 | 1.17 | (0.96) | 0.59 | 0.23 |
| Total from investment operations | 0.67 | 1.22 | (0.44) | 0.90 | 0.63 |
| Less distributions from: | | | | | |
| Net investment income | (0.29) | (0.01) | (0.61) | (0.36) | (0.47) |
| Net realized gains | — | — | (0.03) | — | — |
| Total distributions | (0.29) | (0.01) | (0.64) | (0.36) | (0.47) |
| Redemption fees[c] | — | — | —[d] | —[d] | —[d] |
| Net asset value, end of year | $11.16 | $10.78 | $ 9.57 | $10.65 | $10.11 |
| Total return | 6.35% | 12.80% | (4.63)% | 9.01% | 6.41% |
| **Ratios to average net assets** | | | | | |
| Expenses before waiver and payments by affiliates | 0.82% | 0.84% | 0.83% | 0.86% | 0.87% |
| Expenses net of waiver and payments by affiliates and expense reduction[e] | 0.65% | 0.65% | 0.65% | 0.65% | 0.65% |
| Net investment income | 1.85% | 0.28% | 4.73% | 3.05% | 4.00% |
| **Supplemental data** | | | | | |
| Net assets, end of year (000's) | $28,784 | $24,256 | $14,681 | $20,068 | $17,892 |
| Portfolio turnover rate | 20.08% | 10.73% | 28.06% | 23.60% | 3.53% |

[a]The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period and may fluctuate between classes due to the timing of sales and repurchases of the Fund shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating market value of the investments of the Fund.

[b]Based on average daily shares outstanding.

[c]Effective September 1, 2008, the redemption fee was eliminated.

[d]Amount rounds to less than $0.01 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010

| Franklin Real Return Fund | Country | Shares | Value |
|---|---|---|---|
| **Common Stocks and Other Equity Interests 9.7%** | | | |
| **Energy 3.4%** | | | |
| Anadarko Petroleum Corp. | United States | 16,500 | $ 1,015,905 |
| Chevron Corp. | United States | 13,600 | 1,123,496 |
| Devon Energy Corp. | United States | 33,600 | 2,184,672 |
| Exxon Mobil Corp. | United States | 26,177 | 1,739,985 |
| Marathon Oil Corp. | United States | 27,900 | 992,403 |
| [a] Nabors Industries Ltd. | United States | 21,300 | 445,170 |
| Noble Corp. | United States | 16,400 | 566,292 |
| Noble Energy Inc. | United States | 14,500 | 1,181,460 |
| Occidental Petroleum Corp. | United States | 10,500 | 825,615 |
| Peabody Energy Corp. | United States | 23,800 | 1,259,020 |
| Schlumberger Ltd. | United States | 25,250 | 1,764,723 |
| [a] Southwestern Energy Co. | United States | 34,600 | 1,171,210 |
| [a] Transocean Ltd. | United States | 11,519 | 729,844 |
| Valero Energy Corp. | United States | 16,100 | 288,995 |
| [a] Weatherford International Ltd. | United States | 49,400 | 830,414 |
| | | | 16,119,204 |
| **Materials 1.3%** | | | |
| Alcoa Inc. | United States | 58,500 | 768,105 |
| Barrick Gold Corp. | Canada | 51,200 | 2,462,208 |
| Freeport-McMoRan Copper & Gold Inc., B | United States | 21,373 | 2,023,596 |
| Nucor Corp. | United States | 10,800 | 412,776 |
| United States Steel Corp. | United States | 12,100 | 517,759 |
| | | | 6,184,444 |
| **Media 0.0%**[†] | | | |
| [a,b] Dex One Corp. | United States | 4,347 | 30,472 |
| | | **Units** | |
| **Exchange-Traded Funds 5.0%** | | | |
| SPDR Dow Jones REIT ETF | United States | 400,000 | 23,944,000 |
| **Total Common Stocks and Other Equity Interests (Cost $41,035,315)** | | | 46,278,120 |
| | | **Principal Amount*** | |
| **Corporate Bonds 5.2%** | | | |
| **Automobiles & Components 0.4%** | | | |
| Ford Motor Credit Co. LLC, senior note, | | | |
| 7.00%, 4/15/15 | United States | 400,000 | 442,493 |
| 6.625%, 8/15/17 | United States | 200,000 | 224,022 |
| 8.125%, 1/15/20 | United States | 200,000 | 244,987 |
| The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20 | United States | 800,000 | 856,000 |
| | | | 1,767,502 |

90 | Annual Report

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010 *(continued)*

| Franklin Real Return Fund | Country | Principal Amount* | Value |
|---|---|---|---|
| **Corporate Bonds (continued)** | | | |
| **Capital Goods 0.4%** | | | |
| [c]Case New Holland Inc., senior note, 144A, 7.875%, 12/01/17 | United States | 400,000 | $ 450,000 |
| RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18 | United States | 800,000 | 844,000 |
| [c]RSC Equipment Rental Inc. and RSC Holdings III LLC, senior secured note, 144A, 10.00%, 7/15/17 | United States | 500,000 | 561,250 |
| | | | 1,855,250 |
| **Consumer Durables & Apparel 0.1%** | | | |
| Jarden Corp., senior sub. note, 7.50%, 5/01/17 | United States | 500,000 | 534,375 |
| **Consumer Services 0.4%** | | | |
| [c]Marina District Finance Co. Inc., senior secured note, 144A, | | | |
| 9.50%, 10/15/15 | United States | 200,000 | 198,250 |
| 9.875%, 8/15/18 | United States | 300,000 | 297,750 |
| MGM Resorts International, senior note, 6.625%, 7/15/15 | United States | 600,000 | 528,750 |
| Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 | United States | 500,000 | 546,250 |
| Starwood Hotels & Resorts Worldwide Inc., senior note, 6.75%, 5/15/18 | United States | 500,000 | 556,250 |
| | | | 2,127,250 |
| **Diversified Financials 0.3%** | | | |
| GMAC Inc., senior note, 6.875%, 9/15/11 | United States | 506,000 | 520,548 |
| [c]International Lease Finance Corp., senior secured note, 144A, 6.75%, 9/01/16 | United States | 800,000 | 876,000 |
| | | | 1,396,548 |
| **Energy 0.7%** | | | |
| Anadarko Petroleum Corp., senior note, 8.70%, 3/15/19 | United States | 500,000 | 619,952 |
| Chesapeake Energy Corp., senior note, 6.625%, 8/15/20 | United States | 800,000 | 851,000 |
| [c]Consol Energy Inc., senior note, 144A, | | | |
| 8.00%, 4/01/17 | United States | 200,000 | 220,000 |
| 8.25%, 4/01/20 | United States | 100,000 | 112,000 |
| [c]El Paso Corp., senior bond, 144A, 6.50%, 9/15/20 | United States | 400,000 | 419,357 |
| Energy Transfer Equity LP, senior note, 7.50%, 10/15/20 | United States | 500,000 | 547,500 |
| [c]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14 | Switzerland | 300,000 | 288,000 |
| Pride International Inc., senior note, 6.875%, 8/15/20 | United States | 100,000 | 113,750 |
| | | | 3,171,559 |
| **Food & Staples Retailing 0.2%** | | | |
| Rite Aid Corp., senior secured note, | | | |
| 9.75%, 6/12/16 | United States | 500,000 | 545,000 |
| [c]144A, 8.00%, 8/15/20 | United States | 500,000 | 516,875 |
| | | | 1,061,875 |
| **Food, Beverage & Tobacco 0.2%** | | | |
| [c]BAT International Finance PLC, 144A, 8.125%, 11/15/13 | United Kingdom | 400,000 | 474,722 |
| [c]JBS USA LLC, senior note, 144A, 11.625%, 5/01/14 | United States | 500,000 | 592,500 |
| | | | 1,067,222 |

Annual Report | 91

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Real Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services 0.4%
Davita Inc., senior note,
6.375%, 11/01/18	United States	200,000	$205,000
6.625%, 11/01/20	United States	200,000	206,250
[c]Fresenius US Finance II, senior note, 144A, 9.00%, 7/15/15	Germany	200,000	234,500
HCA Inc., senior secured note, 9.125%, 11/15/14	United States	800,000	840,500
US Oncology Inc., senior secured note, 9.125%, 8/15/17	United States	400,000	447,000
			1,933,250
Materials 0.7%
Ball Corp., senior note, 7.375%, 9/01/19	United States	100,000	112,000
CF Industries Holdings Inc., senior note, 6.875%, 5/01/18	United States	100,000	114,000
[c]FMG Finance Pty. Ltd., senior note, 144A, 7.00%, 11/01/15	Australia	200,000	204,750
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	400,000	410,000
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	500,000	482,500
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	600,000	621,750
[c]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A, 8.50%, 5/15/18	United States	1,000,000	1,027,500
Solo Cup Co., senior secured note, 10.50%, 11/01/13	United States	200,000	210,000
			3,182,500
Media 0.3%
[c]CCO Holdings LLC, senior note, 144A, 8.125%, 4/30/20	United States	400,000	434,000
Lamar Media Corp., senior sub. note, 7.875%, 4/15/18	United States	300,000	321,750
[c]Univision Communications Inc., senior secured note, 144A, 12.00%,
7/01/14	United States	500,000	555,625
			1,311,375
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
[c]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	700,000	784,000
Software & Services 0.1%
SunGard Data Systems Inc., senior secured note, 4.875%, 1/15/14	United States	600,000	592,500
Technology Hardware & Equipment 0.1%
[c,d]Sanmina-SCI Corp., senior note, 144A, FRN, 3.042%, 6/15/14	United States	400,000	382,000
Telecommunication Services 0.3%
Frontier Communications Corp., senior note,
8.25%, 4/15/17	United States	100,000	114,500
8.50%, 4/15/20	United States	500,000	580,000
8.75%, 4/15/22	United States	200,000	233,500
[c]Wind Acquisition Finance SA, senior note, 144A, 12.00%, 12/01/15	Italy	500,000	532,500
			1,460,500
Utilities 0.4%
Ameren Corp., senior note, 8.875%, 5/15/14	United States	200,000	232,362
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	500,000	602,801
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	100,000	77,250
[c]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	500,000	542,500
NRG Energy Inc., senior note, 7.25%, 2/01/14	United States	700,000	718,375
			2,173,288
Total Corporate Bonds (Cost $22,490,369)			24,800,994

92 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Real Return Fund	Country	Principal Amount*		Value
[d,e]Senior Floating Rate Interests (Cost $392,920) 0.1%
Materials 0.1%
Novelis Corp., U.S. Term Loan, 2.54%, 7/07/14	United States	392,920		$386,641
Foreign Government and Agency Securities 15.2%
Government of Hungary, senior note,
3.50%, 7/18/16	Hungary	60,000	EUR	77,084
4.375%, 7/04/17	Hungary	150,000	EUR	198,288
5.75%, 6/11/18	Hungary	435,000	EUR	619,697
3.875%, 2/24/20	Hungary	180,000	EUR	229,559
Government of Malaysia, senior bond,
3.756%, 4/28/11	Malaysia	10,290,000	MYR	3,323,260
3.833%, 9/28/11	Malaysia	33,960,000	MYR	11,007,243
3.702%, 2/25/13	Malaysia	1,840,000	MYR	598,099
3.461%, 7/31/13	Malaysia	150,000	MYR	48,447
3.814%, 2/15/17	Malaysia	6,100,000	MYR	1,983,502
Government of Norway, 6.00%, 5/16/11	Norway	68,600,000	NOK	11,944,401
Government of Poland, 4.25%, 5/24/11	Poland	21,500,000	PLN	7,557,087
Government of Sweden, 5.25%, 3/15/11	Sweden	44,235,000	SEK	6,719,701
Korea Treasury Bond, senior bond,
5.50%, 6/10/11	South Korea	5,150,000,000	KRW	4,659,780
4.00%, 6/10/12	South Korea	2,120,000,000	KRW	1,912,548
Nota Do Tesouro Nacional,
10.00%, 1/01/12	Brazil	5,770[f] BRL		3,341,307
[g]Index Linked, 6.00%, 5/15/15	Brazil	4,600[f] BRL		5,263,266
[g]Index Linked, 6.00%, 5/15/45	Brazil	1,680[f] BRL		1,983,329
Queensland Treasury Corp., 6.00%, 6/14/11	Australia	11,510,000	AUD	11,360,071
Total Foreign Government and Agency Securities
(Cost $67,435,719)				72,826,669
U.S. Government and Agency Securities 62.1%
[h]U.S. Treasury Bond, Index Linked,
2.375%, 1/15/25	United States	3,126,931		3,735,707
3.875%, 4/15/29	United States	398,378		577,928
[h]U.S. Treasury Note, Index Linked,
3.50%, 1/15/11	United States	21,322,850		21,477,782
2.375%, 4/15/11	United States	58,071,209		58,733,569
2.00%, 4/15/12	United States	44,000,109		45,619,181
2.00%, 1/15/14	United States	42,768,651		46,297,065
1.25%, 4/15/14	United States	43,323,566		46,022,840
2.00%, 7/15/14	United States	1,158,122		1,266,877
1.625%, 1/15/15	United States	44,587,615		48,335,784
2.00%, 1/15/16	United States	23,097,580		25,744,770
Total U.S. Government and Agency Securities
(Cost $287,359,928)				297,811,503
Total Investments before Short Term Investments
(Cost $418,713,951)				442,103,927

Annual Report | 93

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

94 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Real Return Fund

At October 31, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty	Type	Quantity	Amount	Date	Appreciation Depreciation
Chinese Yuan	HSBC	Buy	42,000,000	$6,330,068	2/09/11	$—	$(3,385)
Chilean Peso	DBAB	Buy	2,927,500,000	5,576,190	4/04/11	347,029	—
Indian Rupee	DBAB	Buy	110,401,000	2,318,862	6/20/11	75,019	—
Chilean Peso	JPHQ	Buy	870,254,700	1,681,652	8/18/11	63,256	—
Chilean Peso	JPHQ	Buy	289,219,000	558,069	8/19/11	21,782	—
Unrealized appreciation (depreciation)						507,086	(3,385)
Net unrealized appreciation (depreciation)						$503,701

See Abbreviations on page 126.

Annual Report | The accompanying notes are an integral part of these financial statements. | 95

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

October 31, 2010

	Franklin Limited Maturity U.S. Government Securities Fund	Franklin Real Return Fund
Class A:		
Net assets, at value	$406,503,859	$388,239,097
Shares outstanding	38,521,956	34,851,880
Net asset value per share[a]	$10.55	$11.14
Maximum offering price per share (net asset value per share ÷ 97.75% and 95.75%, respectively)	$10.79	$11.63
Class C:		
Net assets, at value	—	$ 62,255,553
Shares outstanding	—	5,617,963
Net asset value and maximum offering price per share[a]	—	$11.08
Advisor Class:		
Net assets, at value	$ 90,683,204	$ 28,784,279
Shares outstanding	8,600,600	2,578,737
Net asset value and maximum offering price per share	$10.54	$11.16

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

100 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 101

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 103

Franklin Investors Securities Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Real Return Fund
	Year Ended October 31,
	2010	2009
Increase (decrease) in net assets:
Operations:
Net investment income	$7,155,759	$116,907
Net realized gain (loss) from investments and foreign currency transactions	1,433,673	(3,117,688)
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	17,884,832	42,023,573
Net increase (decrease) in net assets resulting from operations	26,474,264	39,022,792
Distributions to shareholders from:
Net investment income:
Class A	(8,523,154)	(326,766)
Class C	(952,741)	(399)
Advisor Class	(849,937)	(19,887)
Total distributions to shareholders	(10,325,832)	(347,052)
Capital share transactions: (Note 2)
Class A	31,687,303	21,713,620
Class C	36,416,842	23,252,923
Advisor Class	3,746,757	7,489,492
Total capital share transactions	71,850,902	52,456,035
Net increase (decrease) in net assets	87,999,334	91,131,775
Net assets:
Beginning of year	391,279,595	300,147,820
End of year	$479,278,929	$391,279,595
Distributions in excess of net investment income included in net assets:
End of year	$(4,333,536)	$(3,818,595)

104 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange-traded funds, and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt and certain preferred securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair

Annual Report | 105

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

106 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds’ Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at year end had been entered into on October 29, 2010.

d. Securities Purchased on a Delayed Delivery Basis

The Funds may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although

Annual Report | 107

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Securities Purchased on a Delayed Delivery Basis (continued)

the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Derivative Financial Instruments

The Franklin Balanced Fund, the Franklin Equity Income Fund and the Franklin Real Return Fund invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, unfavorable movements in the value of a foreign currency relative to the U.S. dollar, and the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Real Return Fund enters into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the fund’s investment objectives.

The Franklin Balanced Fund and Franklin Equity Income Fund purchase or write option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Equity-Linked Securities

The Franklin Balanced Fund and Franklin Equity Income Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the fund.

g. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. The Funds recognize in its financial statements the effects including penalties and interest, if any, of a tax position taken on a tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of October 31, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds’ financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments on the Statements of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

	Franklin		Franklin Convertible
	Balanced Fund		Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2010
Shares sold	8,433,032	$76,171,667	14,998,056	$202,638,357
Shares issued in reinvestment of
distributions	402,727	3,652,047	1,447,252	19,340,750
Shares redeemed	(3,906,637)	(35,200,516)	(15,884,008)	(213,659,066)
Net increase (decrease)	4,929,122	$44,623,198	561,300	$8,320,041
Year ended October 31, 2009
Shares sold	8,467,809	$61,287,119	17,583,217	$181,565,209
Shares issued in reinvestment of
distributions	311,481	2,260,134	1,846,448	18,643,164
Shares redeemed	(4,019,994)	(28,106,226)	(17,039,252)	(173,279,611)
Net increase (decrease)	4,759,296	$35,441,027	2,390,413	$26,928,762
Class C Shares:
Year ended October 31, 2010
Shares sold	3,303,648	$29,728,203	2,613,813	$34,913,062
Shares issued in reinvestment of
distributions	87,064	785,782	357,254	4,721,371
Shares redeemed	(730,539)	(6,522,188)	(3,349,774)	(44,582,014)
Net increase (decrease)	2,660,173	$23,991,797	(378,707)	$(4,947,581)
Year ended October 31, 2009
Shares sold	2,691,789	$19,419,328	5,260,858	$52,363,537
Shares issued in reinvestment of
distributions	58,829	420,240	537,461	5,357,000
Shares redeemed	(1,487,839)	(10,176,194)	(4,695,077)	(46,353,675)
Net increase (decrease)	1,262,779	$9,663,374	1,103,242	$11,366,862
Class R Shares:
Year ended October 31, 2010
Shares sold	60,677	$548,878
Shares issued in reinvestment of
distributions	1,121	10,270
Shares redeemed	(11,884)	(104,409)
Net increase (decrease)	49,914	$454,739
Year ended October 31, 2009
Shares sold	19,278	$148,614
Shares issued in reinvestment of
distributions	297	2,297
Shares redeemed	(814)	(5,806)
Net increase (decrease)	18,761	$145,105

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin		Franklin Convertible
	Balanced Fund		Securities Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended October 31, 2010
Shares sold	155,041	$1,404,703	3,156,765	$42,839,301
Shares issued in reinvestment of
distributions	7,946	72,195	43,558	585,323
Shares redeemed	(37,583)	(344,753)	(1,097,395)	(14,738,363)
Net increase (decrease)	125,404	$1,132,145	2,102,928	$28,686,261
Year ended October 31, 2009
Shares sold	87,053	$704,641	3,528,088	$37,631,625
Shares issued in reinvestment of
distributions	7,666	54,704	56,438	555,049
Shares redeemed	(30,174)	(248,905)	(1,014,194)	(9,943,639)
Net increase (decrease)	64,545	$510,440	2,570,332	$28,243,035

	Franklin Equity		Franklin Limited Maturity U.S.
	Income Fund		Government Securities Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2010
Shares sold	21,366,860	$322,345,896	18,612,414	$195,197,105
Shares issued in reinvestment of
distributions	1,148,591	17,402,137	749,283	7,861,396
Shares redeemed	(10,726,280)	(160,825,407)	(14,980,161)	(157,014,664)
Net increase (decrease)	11,789,171	$178,922,626	4,381,536	$46,043,837
Year ended October 31, 2009
Shares sold	13,462,309	$165,022,874	21,695,160	$225,395,902
Shares issued in reinvestment of
distributions	1,421,743	17,183,064	895,516	9,326,291
Shares redeemed	(12,578,113)	(151,882,186)	(18,149,011)	(188,819,518)
Net increase (decrease)	2,305,939	$30,323,752	4,441,665	$45,902,675
Class B Shares:
Year ended October 31, 2010
Shares sold	74,816	$1,117,496
Shares issued in reinvestment of
distributions	17,381	261,602
Shares redeemed	(571,547)	(8,539,546)
Net increase (decrease)	(479,350)	$(7,160,448)
Year ended October 31, 2009
Shares sold	191,147	$2,226,668
Shares issued in reinvestment of
distributions	43,858	522,954
Shares redeemed	(641,852)	(7,683,958)
Net increase (decrease)	(406,847)	$(4,934,336)

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Equity		Franklin Limited Maturity U.S.
	Income Fund		Government Securities Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended October 31, 2010
Shares sold	2,198,563	$32,974,288
Shares issued in reinvestment of
distributions	115,616	1,743,489
Shares redeemed	(2,332,300)	(34,738,314)
Net increase (decrease)	(18,121)	$(20,537)
Year ended October 31, 2009
Shares sold	2,328,317	$28,070,055
Shares issued in reinvestment of
distributions	187,622	2,252,834
Shares redeemed	(2,472,658)	(29,675,655)
Net increase (decrease)	43,281	$647,234
Class R Shares:
Year ended October 31, 2010
Shares sold	52,289	$789,755
Shares issued in reinvestment of
distributions	6,510	98,559
Shares redeemed	(133,390)	(1,981,779)
Net increase (decrease)	(74,591)	$(1,093,465)
Year ended October 31, 2009
Shares sold	57,455	$696,015
Shares issued in reinvestment of
distributions	13,581	163,252
Shares redeemed	(135,139)	(1,699,266)
Net increase (decrease)	(64,103)	$(839,999)
Advisor Class Shares:
Year ended October 31, 2010
Shares sold	165,513	$2,506,151	5,804,526	$60,818,299
Shares issued in reinvestment of
distributions	5,022	76,186	70,938	743,719
Shares redeemed	(60,274)	(900,484)	(2,543,365)	(26,605,017)
Net increase (decrease)	110,261	$1,681,853	3,332,099	$34,957,001
Year ended October 31, 2009
Shares sold	141,466	$1,771,572	4,176,435	$43,380,798
Shares issued in reinvestment of
distributions	4,525	54,765	62,522	650,799
Shares redeemed	(46,488)	(559,846)	(1,732,654)	(18,034,345)
Net increase (decrease)	99,503	$1,266,491	2,506,303	$25,997,252

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Real Return Fund
	Shares	Amount
Class A Shares:
Year ended October 31, 2010
Shares sold	14,222,235	$154,674,946
Shares issued in reinvestment of distributions	689,117	7,474,752
Shares redeemed	(11,994,457)	(130,462,395)
Net increase (decrease)	2,916,895	$31,687,303
Year ended October 31, 2009
Shares sold	17,469,435	$176,345,404
Shares issued in reinvestment of distributions	28,335	276,272
Shares redeemed	(15,459,555)	(154,908,056)
Net increase (decrease)	2,038,215	$21,713,620
Class C Shares:
Year ended October 31, 2010
Shares sold	4,457,459	$48,271,661
Shares issued in reinvestment of distributions	76,910	829,659
Shares redeemed	(1,175,165)	(12,684,478)
Net increase (decrease)	3,359,204	$36,416,842
Year ended October 31, 2009[a]
Shares sold	2,467,232	$25,422,627
Shares issued in reinvestment of distributions	38	372
Shares redeemed	(208,511)	(2,170,076)
Net increase (decrease)	2,258,759	$23,252,923
Advisor Class Shares:
Year ended October 31, 2010
Shares sold	2,557,718	$27,927,549
Shares issued in reinvestment of distributions	58,741	638,338
Shares redeemed	(2,287,735)	(24,819,130)
Net increase (decrease)	328,724	$3,746,757
Year ended October 31, 2009
Shares sold	1,486,014	$15,342,444
Shares issued in reinvestment of distributions	1,310	12,790
Shares redeemed	(772,068)	(7,865,742)
Net increase (decrease)	715,256	$7,489,492

[a]For the period November 3, 2008 (effective date) to October 31, 2009.

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Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (F T Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin Balanced Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $250 million
0.475%	Over $250 million, up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.425%	Over $1 billion, up to and including $2.5 billion
0.400%	Over $2.5 billion, up to and including $5 billion
0.375%	Over $5 billion, up to and including $10 billion
0.350%	Over $10 billion, up to and including $15 billion
0.325%	Over $15 billion, up to and including $20 billion
0.300%	In excess of $20 billion

The Franklin Convertible Securities Fund and the Franklin Equity Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Limited Maturity U.S. Government Securities Fund pays an investment management fee to Advisers based on the month-end net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	In excess of $250 million

The Franklin Real Return Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

FT Services provides administrative services to the Funds. The Franklin Balanced Fund and the Franklin Real Return Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisers, the administrative fee for the Franklin Convertible Securities Fund, the Franklin Equity Income Fund and the Franklin Limited Maturity U.S. Government Securities Fund are paid by Advisers based on each fund’s average daily net assets, and is not an additional expense of the funds.

c. Distribution Fees

The Funds’ Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds’ Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

				Franklin	Franklin
		Franklin	Franklin	Limited Maturity	Real
	Franklin	Convertible	Equity	U.S. Government	Return
	Balanced Fund	Securities Fund	Income Fund	Securities Fund	Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.25%	0.10%	0.25%
Compensation Plans:
Class B	—	—	1.00%	—	—
Class C	1.00%	1.00%	1.00%	—	0.65%
Class R	0.50%	—	0.50%	—	—

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares for the Franklin Balanced Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

				Franklin	Franklin
		Franklin	Franklin	Limited Maturity	Real
	Franklin	Convertible	Equity	U.S. Government	Return
	Balanced Fund	Securities Fund	Income Fund	Securities Fund	Fund
Sales charges retained
net of commissions
paid to unaffiliated
broker/dealers	$257,633	$263,633	$1,300,179	$149,963	$319,645
Contingent deferred sales
charges retained	$8,722	$23,751	$11,718	$7,870	$40,132

e. Transfer Agent Fees

For the year ended October 31, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

				Franklin	Franklin
		Franklin	Franklin	Limited Maturity	Real
	Franklin	Convertible	Equity	U.S. Government	Return
	Balanced Fund	Securities Fund	Income Fund	Securities Fund	Fund
Transfer agent fees	$90,000	$548,324	$807,082	$447,995	$312,368

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements

For the Franklin Balanced Fund and the Franklin Real Return Fund, FT Services and Advisers have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses), for each class of the funds do not exceed 0.71% and 0.65%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011.

g. Other Affiliated Transactions

At October 31, 2010, Advisers owned 5.63% of the Franklin Balanced Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2010, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2010, the capital loss carryforwards were as follows:

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Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

During the year end October 31, 2010, the funds utilized capital loss carryforwards as follows:

The tax character of distributions paid during the years ended October 31, 2010 and 2009, was as follows:

At October 31, 2010, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, bond discounts and premiums, corporate actions, regulatory settlements, non-deductible expenses, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, corporate actions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2010, were as follows:

				Franklin	Franklin
		Franklin	Franklin	Limited Maturity	Real
	Franklin	Convertible	Equity	U.S. Government	Return
	Balanced Fund	Securities Fund	Income Fund	Securities Fund	Fund
Purchases	$123,132,648	$244,272,965	$248,985,795	$309,933,534	$169,959,456
Sales	$75,119,678	$263,672,331	$84,400,516	$241,740,753	$82,554,933

Transactions in options written during the year ended October 31, 2010, were as follows:

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Notes to Financial Statements (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At October 31, 2010, the Franklin Balanced Fund, the Franklin Convertible Securities Fund, and the Franklin Equity Income Fund had 9.41%, 58.95%, and 12.76%, respectively, of their portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Convertible Securities Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At October 31, 2010, the value of this security was $0. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2010, the Franklin Convertible Securities Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

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Notes to Financial Statements (continued)

10. OTHER DERIVATIVE INFORMATION

At October 31, 2010, the Franklin Balanced Fund and the Franklin Real Return Fund have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended October 31, 2010, the effect of derivative contracts on the Franklin Balanced Fund’s, the Franklin Equity Income Fund’s, and the Franklin Real Return Fund’s Statements of Operations was as follows:

aRepresents the average number of option contracts or notional amount for other derivative contracts outstanding during the year.

See Note 1(d) regarding derivative financial instruments.

122 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended October 31, 2010, the Funds did not use the Global Credit Facility.

12. REGULATORY MATTERS

During the year ended October 31, 2010, the Franklin Convertible Securities Fund received $5,175 resulting from a settlement between the SEC and Advisers relating to market-timing activities, as previously reported in the Fund’s financial statements during the years ended October 31, 2004 through October 31, 2007. This payment is included in capital shares transactions on the Statements of Changes in Net Assets.

13. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

Annual Report | 123

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of October 31, 2010, in valuing the Funds’ assets and liabilities carried at fair value:

124 | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Equity Income Fund				
Assets:				
Investments in Securities:				
Equity Investments:[a]				
Energy	$ 91,575,191	$ 16,042,800	$ —	$107,617,991
Health Care	83,513,431	5,263,500	—	88,776,931
Utilities	40,367,570	12,760,000	—	53,127,570
Other Equity Investments[b]	589,787,408	—	—	589,787,408
Equity-Linked Securities	—	17,921,820	—	17,921,820
Convertible Bonds	—	22,290,312	—	22,290,312
Corporate Bonds	—	13,904,969	—	13,904,969
Short Term Investments	30,371,929	—	—	30,371,929
Total Investments in Securities	$835,615,529	$ 88,183,401	$ —	$923,798,930
Franklin Limited Maturity U.S. Government Securities Fund				
Assets:				
Investments in Securities:				
U.S. Government and Agency Securities	$ —	$309,087,590	$ —	$309,087,590
Mortgage-Backed Securities	—	160,250,264	—	160,250,264
Short Term Investments	9,983,985	17,652,173	—	27,636,158
Total Investments in Securities	$ 9,983,985	$486,990,027	$ —	$496,974,012
Franklin Real Return Fund				
Assets:				
Investments in Securities:				
Other Equity Investments[b]	$ 22,334,120	$ —	$ —	$ 22,334,120
Mutual Funds	23,944,000	—	—	23,944,000
Corporate Bonds	—	24,800,994	—	24,800,994
Senior Floating Rate Interests	—	386,641	—	386,641
Foreign Government and Agency Securities	—	72,826,669	—	72,826,669
U.S. Government and Agency Securities	—	297,811,503	—	297,811,503
Short Term Investments	—	33,883,500	—	33,883,500
Total Investments in Securities	$ 46,278,120	$429,709,307	$ —	$475,987,427
Forward Exchange Contracts	—	507,086	—	507,086
Liabilities:				
Forward Exchange Contracts	—	3,385	—	3,385

[b]For detailed industry descriptions, see the accompanying Statements of Investments.

Annual Report | 125

Franklin Investors Securities Trust

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS (continued)

At October 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds’ fair value, were as follows:

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

126 | Annual Report

Franklin Investors Securities Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Balanced Fund, Franklin Convertible Securities Fund, Franklin Equity Income Fund, Franklin Limited Maturity U.S. Government Fund and Franklin Real Return Fund (the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2010

Annual Report | 127

Franklin Investors Securities Trust

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Funds designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2010:

under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2010:

Distributions, including qualified dividend income, paid during calendar year 2010 will be reported to shareholders on Form 1099-DIV in January 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Franklin Convertible Securities Fund designates the maximum amount allowable but no less than $12,390,342 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2010.

128 | Annual Report

Franklin Investors Securities Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

| Name, Year of Birth and Address | Position | Length of Time Served | Number of Portfolios in Fund Complex Overseen by Board Member* | Other Directorships Held |
|---|---|---|---|---|
| **Larry D. Thompson (1945)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Trustee | Since 2007 | 137 | Cbeyond, Inc. (business communications provider) and The Southern Company (energy company). |
| **Principal Occupation During Past 5 Years:**<br>Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003). | | | | |
| **John B. Wilson (1959)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Lead Independent Trustee | Trustee since 2007 and Lead Independent Trustee since 2008 | 106 | None |
| **Principal Occupation During Past 5 Years:**<br>President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990). | | | | |

## Interested Board Members and Officers

| Name, Year of Birth and Address | Position | Length of Time Served | Number of Portfolios in Fund Complex Overseen by Board Member* | Other Directorships Held |
|---|---|---|---|---|
| ****Charles B. Johnson (1933)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Trustee and Chairman of the Board | Trustee since 1986 and Chairman of the Board since 1993 | 129 | None |
| **Principal Occupation During Past 5 Years:**<br>Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments. | | | | |
| ****Rupert H. Johnson, Jr. (1940)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Trustee and Vice President | Trustee since 1987 and Vice President since 1986 | 51 | None |
| **Principal Occupation During Past 5 Years:**<br>Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments. | | | | |
| **Mark Boyadjian (1964)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President | Since 2003 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments. | | | | |

130 | Annual Report

| Name, Year of Birth and Address | Position | Length of Time Served | Number of Portfolios in Fund Complex Overseen by Board Member* | Other Directorships Held |
|---|---|---|---|---|
| **James M. Davis (1952)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Chief Compliance Officer and Vice President – AML Compliance | Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001). | | | | |
| **Laura F. Fergerson (1962)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Chief Executive Officer – Finance and Administration | Since 2009 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003). | | | | |
| **Gaston Gardey (1967)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Treasurer, Chief Financial Officer and Chief Accounting Officer | Since 2009 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments. | | | | |
| **Aliya S. Gordon (1973)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President | Since 2009 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004). | | | | |
| **David P. Goss (1947)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President | Since 2000 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments. | | | | |
| **Steven J. Gray (1955)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President | Since 2009 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments. | | | | |

Annual Report | 131

| Name, Year of Birth and Address | Position | Length of Time Served | Number of Portfolios in Fund Complex Overseen by Board Member* | Other Directorships Held |
|---|---|---|---|---|
| **Edward B. Jamieson (1948)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | President and Chief Executive Officer – Investment Management | President since 1993 and Chief Executive Officer – Investment Management since 2002 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments. | | | | |
| **Robert C. Rosselot (1960)**<br>500 East Broward Blvd.<br>Suite 2100<br>Fort Lauderdale, FL 33394-3091 | Vice President | Since 2009 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments. | | | | |
| **Karen L. Skidmore (1952)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President and Secretary | Since 2006 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments. | | | | |
| **Craig S. Tyle (1960)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President | Since 2005 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004). | | | | |

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to October 31, 2010, Robert F. Carlson and Frank W.T. LaHaye each ceased to be a trustee of the Trust.

132 | Annual Report

Franklin Investors Securities Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 133

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Annual Report and Shareholder Letter

FRANKLIN INVESTOR S SECURITIES TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2010 Franklin Templeton Investments. All rights reserved.

FIST1 A 12/10

OCTOBER 31, 2010

**ANNUAL REPORT AND SHAREHOLDER LETTER**

Franklin Adjustable U.S. Government Securities Fund

Franklin Floating Rate Daily Access Fund

Franklin Low Duration Total Return Fund

Franklin Total Return Fund

**Sign up for electronic delivery**
on **franklintempleton.com**

FIXED INCOME

# FRANKLIN INVESTORS SECURITIES TRUST

FRANKLIN TEMPLETON INVESTMENTS

**Franklin** · Templeton · Mutual Series

Annual Report

Economic and Market Overview

The U.S. economy expanded during the 12-month reporting period, but the pace of growth slowed as consumer spending and the job market remained sluggish through the third quarter of 2010. The nation’s economic activity as measured by gross domestic product registered annualized growth rates of 5.0% in the fourth quarter of 2009, and 3.7%, 1.7% and 2.5% in the first three quarters of 2010. The unemployment rate was 9.6% in October.1 Remaining challenges to sustained economic recovery include elevated debt concerns and a struggling housing sector as federal stimulus measures began to wind down.

As economic conditions improved, demand for energy products increased and crude oil prices rose from $77 per barrel at the end of October 2009 to a period-high $87 in early April. When a European debt crisis threatened the global recovery, oil prices fell to $66 in May. Despite an abundant oil supply, prices rebounded to $81 per barrel by the end of the period largely due to a falling U.S. dollar and speculative buying. October’s inflation rate was an annualized 1.2%.1 Core inflation, which excludes food and energy costs, rose at an annualized rate of 0.6%, the smallest 12-month increase in more than 50 years.1

During the year under review, economic improvement and benign inflation trends prompted Federal Reserve Board (Fed) policymakers to maintain record-low interest rates and discontinue certain stimulus plans. Noting it believed the recession had ended, the Fed left the federal funds target rate unchanged at a range of 0% to 0.25% and began implementing its exit strategy. As the Fed’s support and liquidity programs ended, many observers questioned the recovery’s strength and sustainability. In June, the Fed offered a more restrained view of the economy largely because of developments in Europe and signs the U.S. economic expansion lacked momentum. Consumer confidence tumbled due to disappointing employment numbers, a plunge in home sales spurred by the expiration of a homebuyer tax credit, and fears of a renewed economic slowdown. In September, the Fed announced it was concerned about the slowing pace of recovery as well as inflation, which had dipped to a level below the Fed’s mandate to promote maximum employment and price stability. The Fed revealed it was prepared to correct these conditions, if necessary, by buying government debt.

1. Source: Bureau of Labor Statistics.

Annual Report | 3

Investor concerns about weak economic data and the potential spillover effects of the European debt crisis led to market volatility. Wary investors favored short-term Treasuries, and Treasury yields dipped to very low levels during the period. Near period-end, the prospect of Fed intervention and encouraging corporate earnings reports boosted consumer confidence and fueled an equity market rally. For the 12 months under review, however, Treasury prices rose and yields declined, reflecting general investor uncertainty and risk aversion. The two-year Treasury bill yield decreased from 0.90% to 0.34% over the 12-month period, while the 10-year Treasury note yield fell from 3.41% to 2.63%.

The foregoing information reflects our analysis and opinions as of October 31, 2010. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

4 | Annual Report

Franklin Adjustable

U.S. Government Securities Fund

Your Fund’s Goal and Main Investments: Franklin Adjustable U.S. Government

Securities Fund seeks to provide a high level of current income while providing lower volatility of principal than a fund that invests in fixed-rate securities by investing at least 80% of its net assets in adjustable-rate U.S. government mortgage securities, which are issued or guaranteed by the U.S. government, its agency or instrumentalities.1 The Fund’s investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.2

We are pleased to bring you Franklin Adjustable U.S. Government Securities Fund’s annual report for the fiscal year ended October 31, 2010.

Performance Overview

Franklin Adjustable U.S. Government Securities Fund – Class A delivered a +2.06% cumulative total return for the 12 months under review. The Fund outperformed its benchmark, the Barclays Capital (BC) U.S. Government Index: 1-2 Year Component, which posted a +1.70% total return for the same period.3 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

We employ a conservative investment strategy as we strive to produce solid performance in a variety of interest rate climates. We tend to invest in seasoned adjustable-rate mortgage (ARM) securities, which have been through different

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest.

2. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Please see the Fund’s prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

3. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 52.

Annual Report | 5

Dividend Distributions*
Franklin Adjustable U.S. Government Securities Fund
11/1/09–10/31/10
Dividend per Share
Month	Class A	Class C	Advisor Class
November	2.2020 cents	1.8959 cents	2.3952 cents
December	2.2365 cents	1.9197 cents	2.4337 cents
January	2.0320 cents	1.7460 cents	2.2125 cents
February	2.1433 cents	1.8667 cents	2.3210 cents
March	2.2464 cents	1.9120 cents	2.4495 cents
April	2.0672 cents	1.7730 cents	2.2494 cents
May	1.8273 cents	1.5515 cents	2.0035 cents
June	2.1203 cents	1.7865 cents	2.3237 cents
July	1.8263 cents	1.5327 cents	2.0113 cents
August	1.9845 cents	1.6717 cents	2.1826 cents
September	1.8705 cents	1.5726 cents	2.0562 cents
October	1.6743 cents	1.3905 cents	1.8532 cents
Total	24.2306 cents	20.6188 cents	26.4918 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

interest rate cycles and have a lower sensitivity to shifts in interest rates. We choose securities using a value-oriented approach, emphasizing the bonds’ economic fundamentals in relation to comparable securities as well as their historical prepayment performance.

Manager’s Discussion

During the first half of the 12-month reporting period, the U.S. economy appeared to recover, supported by gross domestic product and manufacturing sector growth and signs of a possible bottoming in the housing market. Markets fluctuated throughout the summer as underlying economic data indicated some weakening, including record-low sales data for existing single family homes. After this soft patch, the economy seemed to stabilize during the last few months of the reporting period, buoyed by more positive data such as favorable employment and corporate earnings figures and improvements in existing and pending home sales. Although a continued subdued inflationary environment kept our concerns over interest rate increases at bay, we remained cautious about longer term U.S. prospects due to record fiscal deficits.

Interest rates remained historically low and Treasury yields decreased across the curve during the period. Hybrid ARMs delivered positive total returns in this environment.

6 | Annual Report

The Fund continued to invest in seasoned ARMs securitized by Fannie Mae, Freddie Mac and Ginnie Mae. These bonds have typically witnessed various interest rate and prepayment cycles and tend to display lower sensitivity to shifts in interest rates. This approach continued to help the Fund as adjustable-rate mortgage-backed securities (MBS) performed relatively well. We continued to seek strong cash flow fundamentals and valuations to uncover opportunities across the ARM universe.

Fannie Mae and Freddie Mac completed repurchasing their delinquent loans during the period, which led to prepayment volatility we believe should decline going forward. Voluntary prepayment activity resulting from mortgage refinanc-ing was constrained during this cycle due to the associated cost of refinancing, the loss of home equity, tighter underwriting standards and declining home prices. To the extent we can buy ARMs that will prepay slower than market expectations, we may add value for the Fund’s shareholders.

Thank you for your continued participation in Franklin Adjustable U.S. Government Securities Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Paul Varunok

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 10/31/10

Franklin Adjustable U.S. Government Securities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FISAX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		-$	0.06	$8.90	$8.96
Distributions (11/1/09–10/31/10)
Dividend Income	$0.242306
Class C (Symbol: FCSCX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		-$	0.07	$8.89	$8.96
Distributions (11/1/09–10/31/10)
Dividend Income	$0.206188
Advisor Class (Symbol: FAGZX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		-$	0.06	$8.91	$8.97
Distributions (11/1/09–10/31/10)
Dividend Income	$0.264918

8 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 9

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10 | Annual Report

Performance Summary (continued)

Endnotes

Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C and Advisor) per share on 10/31/10.

5. The 30-day standardized yield for the 30 days ended 10/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +8.53% and +3.38%.

8. Source: © 2010 Morningstar. The BC U.S. Government Index: 1-2 Year Component includes public obligations of the U.S. Treasury with at least one year up to, but not including, two years to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Annual Report | 11

Your Fund’s Expenses

Franklin Adjustable U.S. Government Securities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/10	Value 10/31/10	Period* 5/1/10–10/31/10
Actual	$1,000	$1,007.10	$4.40
Hypothetical (5% return before expenses)	$1,000	$1,020.82	$4.43
Class C
Actual	$1,000	$1,005.10	$6.42
Hypothetical (5% return before expenses)	$1,000	$1,018.80	$6.46
Advisor Class
Actual	$1,000	$1,008.40	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.87%; C: 1.27%; and Advisor: 0.62%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 13

Franklin Floating Rate Daily Access Fund

Your Fund’s Goals and Main Investments: Franklin Floating Rate Daily Access Fund seeks to provide a high level of current income and, secondarily, preservation of capital by investing at least 80% of its net assets in income-producing floating interest rate corporate loans and corporate debt securities.

This annual report for Franklin Floating Rate Daily Access Fund covers the fiscal year ended October 31, 2010.

Performance Overview

Franklin Floating Rate Daily Access Fund – Class A delivered a cumulative total return of +8.69% for the 12 months under review. The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index (CS LLI), which generated a total return of +11.23% for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Syndicated Bank Loan Market Overview

Given historically low short-term interest rates and decelerating economic growth as measured by gross domestic product, three-month LIBOR remained virtually flat at 0.29% during the year under review. The loan market performed well, underpinned by improving corporate credit fundamentals and strong technical conditions. Investor inflows further supported the loan asset class as loan default rates declined from recessionary levels and the economy stayed on a growth track. The robust high yield bond market had a tremendous impact on the loan market as inflows that fueled new bond issuance were used in many cases to repay existing debt, including the repayment of loans (bond-for-loan takeout) at par, in turn further fueling secondary loan prices.

In the loan market, many issuers also continued to address their near-term maturities through “amend to extend” transactions. A number of corporate issuers extended maturities on their existing loans on average for two to three years

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The CS LLI is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans must be below investment grade and rated no higher than Baa/BB+ or Ba1/BBB+ by Moody’s or S&P. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 59.

14 | Annual Report

(with a few issuers returning for a second round of extensions) and compensated lenders by paying a higher spread or interest rate. Many maturity extensions helped corresponding secondary loan prices, benefiting investors as the loans traded closer to par. Other issuers completed outright refinancings of their bank facilities, providing investors a deal at market terms, which offered higher spreads, LIBOR floors and original issue discounts (OIDs), all contributing to higher income generation. The maturity extensions, together with loan refinanc-ings and bond-for-loan takeouts, helped tackle the wall of loans maturing from 2013 through 2014. Since the end of 2009, the principal amount due in 2013 has declined approximately 36%, while the volume of maturities in 2014 has declined approximately 11%.2

Overall loan market conditions were strong during the period, although briefly during May and June fears over the European sovereign debt crisis led to increased volatility and caused riskier assets to underperform. As the high yield bond market briefly shut down, the effects spilled over into the loan market as new-issue loan spreads widened and OIDs deepened in a period of price discovery to clear the market. As the credit markets recovered in July, new-issue spreads stabilized.

By the end of the period, the loan market had rallied, investor demand had returned in dramatic fashion, and new-issue loan spreads had tightened. As investor demand grew stronger, new-issue activity picked up and shifted toward mergers and acquisition transactions, dividend recapitalizations and leveraged buyouts, as well as smaller, middle-market transactions. Dividend deals grew more prevalent toward the end of the period, as sponsors sought to extract additional returns from their investments in anticipation of the expiration of policies that taxed dividends at the lower capital gains rate.

New investors to the loan market helped buoy strong demand for the asset class. In addition to demand from loan-focused mutual funds, hedge funds and high yield and multi-strategy accounts also helped to push prices higher. Investor demand was broad based as pension funds, endowments and other institutional investors increasingly joined retail investors as participants in the market. Crossover accounts and institutional investors were drawn to the loan market in search of incremental yield and some protection against rising interest rates, as well as the seniority and collateral that comes with loans to guard against the possibility of a future economic downturn. Lastly, domestic and foreign banks, which had repaired their balance sheets since the financial crisis began in late 2008, increased their willingness to lend, often providing more favorable terms to issuers than institutional investors, which led to less supply for the leveraged loan market and stronger technical conditions.

2. Source: Standard & Poor’s. The S&P/LCD Flow Name Composite Index comprises the 15 most actively traded loan facilities, generally drawn from the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

Annual Report | 15

Dividend Distributions*
Franklin Floating Rate Daily Access Fund
11/1/09–10/31/10
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
November	2.5564 cents	2.0002 cents	2.2561 cents	2.7429 cents
December**	3.1214 cents	2.6322 cents	2.8234 cents	3.3092 cents
January	2.3639 cents	1.8383 cents	2.0808 cents	2.5423 cents
February	2.4015 cents	1.8919 cents	2.1273 cents	2.5744 cents
March	2.8797 cents	2.2908 cents	2.5540 cents	3.0838 cents
April	2.7856 cents	2.2310 cents	2.4876 cents	2.9729 cents
May	2.9310 cents	2.4171 cents	2.6550 cents	3.1057 cents
June	3.4617 cents	2.8434 cents	3.1370 cents	3.6643 cents
July	3.5853 cents	3.0351 cents	3.2937 cents	3.7699 cents
August	3.6702 cents	3.0769 cents	3.3566 cents	3.8684 cents
September	3.4427 cents	2.8745 cents	3.1468 cents	3.6289 cents
October	3.3538 cents	2.8105 cents	3.0666 cents	3.5355 cents
Total	36.5532 cents	29.9419 cents	32.9849 cents	38.7982 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 0.48 cent per share distribution to meet excise tax requirements.

As a result of these demand trends, total new-issue volume increased to $184.5 billion during the first 10 months of 2010, with $123.5 billion attributable to the institutional new-issue market, representing year-over-year increases of 218% and 360%.3 While strong demand pushed new issuance toward more issuer-friendly terms, the transactions remained within reasonable leverage ratios and offered favorable pricing in line with the overall recovering loan market and economy, given that many investors thought defaults would remain low well into 2011.

More recently, corporate fundamentals continued to improve, as companies displayed better earnings fueled by stronger revenue growth instead of the cost cutting from previous quarters. The improvement in earnings also led more companies to receive credit ratings upgrades. Together with greater access to capital markets, the ability to amend and extend loan maturities, and the residual roll-off of the high loan default months left over from the previous year period, the loan default rate trended lower from its peak of 10.8% in November 2009 (by principal amount for the last 12 months) to 2.3% as of October 31, 2010.3

3. Source: S&P Leveraged Commentary & Data, “LoanStats Weekly Supplemental.”

16 | Annual Report

Investment Strategy

We use a detailed credit analysis process to select corporate loan and corporate debt securities that meet our criteria. We conduct ongoing credit monitoring of our investments. To help manage the credit risk associated with investing in below-investment-grade securities, we diversify the Fund by investing in a large number of loans of companies that we have identified as having attractive risk/reward profiles, favorable capital structures, strong asset coverage and dominant market shares. This diversification potentially reduces credit risk by spreading assets across many different industries.

Manager’s Discussion

The Fund’s underperformance relative to the CS LLI was largely due to our higher credit quality focus (BB-rated loans) and overall defensive positioning, as higher risk credits (those rated B and below) significantly outperformed BB-rated loans, particularly during the first half of the period. For the year under review, BB-rated loans returned +7.69%, B-rated loans returned +11.14%, CCC-rated loans returned +18.73% and distressed (CC, C and defaulted) loans returned +12.82%, as measured by the index.1

The Fund focused on the new-issue market this fiscal year, where we believed there were more attractive opportunities that offered a higher spread over LIBOR, LIBOR floors and OIDs, as well as a more favorable risk/reward profile than in the secondary market. The Fund participated in a few large new issues across a broad spectrum of industries, many of which were market leaders that generate recurring revenues and stable cash flows and that operate in industries that typically have high barriers to entry. While we found the most attractive opportunities during a wave of investor concerns surrounding the European sovereign debt crisis, we believe recent new issues still offered favorable relative value opportunities compared to some of the existing legacy loans, even though new-issue spreads tightened toward period-end.

A position in Interactive Data aided performance this fiscal year. Interactive Data is a leading provider of evaluated fixed income pricing, reference data, real-time market data feeds and an established infrastructure in the $16 billion market for financial information services. We also liked Interactive Data due to its recurring revenues and cash flow, as well as the industry’s barriers to entry.

The Fund also benefited from its investment in TransUnion, the third-largest U.S. consumer credit reporting agency offering credit-related information to individuals and potential creditors. We found the loan compelling due to the company’s strong global market position with a diverse customer base, its mission critical product, and strong barriers to entry for other competitors due to its extensive database and technology, not to mention what we considered the very attractive loan pricing at new issue.

Top 10 Holdings

Franklin Floating Rate Daily Access Fund 10/31/10

Company	% of Total
Sector/Industry	Net Assets
Harrah’s Operating Co. Inc.	1.9%
Casinos & Gaming
RBS Global Inc. (Rexnord)	1.5%
Industrial Machinery
Affinion Group Inc.	1.5%
Specialized Consumer Services
Visant Corp. (Jostens)	1.5%
Specialized Consumer Services
SunGard Data Systems Inc.	1.4%

Data Processing & Outsourced Services
TransUnion LLC	1.4%
Specialized Finance
Univision Communications Inc.	1.3%
Broadcasting
R.H. Donnelley Inc.	1.3%
Publishing
Universal Health Services Inc.	1.3%
Health Care Facilities
Goodman Global Holdings Inc.	1.3%
Building Products

Annual Report | 17

During the year under review, our position in Tribune, a large U.S. newspaper and broadcasting company, continued to perform well with improving prospects for higher asset recovery among lenders and as the company moved closer to finalizing its reorganization plan. The Fund’s position in Hexion Specialty Chemicals, a producer of resins, adhesives and coatings used in a range of consumer and industrial uses, also performed well as the company returned to the capital markets to address its balance sheet and upcoming maturities, improving the risk/reward profile of the loan.

Finally, the Fund invested in two dividend recapitalizations for Warner Chilcott, a leading specialty pharmaceutical company, and Visant (Jostens), a leading provider of yearbooks, class rings and marketing and publishing services. Despite leveraging their balance sheets to fund shareholder dividends during the Fund’s fiscal year, both businesses offered diversified product bases, relatively stable businesses and solid free cash flow generation to service and pay down debt, according to our analysis.

During the second half of the Fund’s fiscal year, a few individual loans detracted from performance. Dex One4 (a large directories publisher in the U.S.; formerly known as R.H. Donnelley) hindered performance during the latter half of the reporting period after adding to it during the first half, and despite being one of the portfolio’s highest yielding investments. Dex One experienced weaker directory advertising sales during 2010’s second and third quarters as small businesses struggled in the sluggish economy. However, the company also generated strong free cash flow to pay down its bank debt as it emerged from Chapter 11 bankruptcy. We continued to hold Dex One at period-end.

For the one year period under review, the Fund’s performance was also negatively impacted by our position in Metro-Goldwyn-Mayer (MGM), when investors realized recoveries might be diluted by MGM’s additional liquidity needs, as well as a more prolonged period needed to realize better value for the film studio’s extensive library.

At fiscal year-end, we view the outlook for the asset class over the near to intermediate term as favorable, with regard to both technical conditions and corporate fundamentals. Technical conditions in the loan market remain strong with investor demand from repayments, as well as new investment inflows that have been outpacing supply. Given what we think is a possibility for rising interest rates in the intermediate term, investor demand may continue to strengthen. Generally, corporate fundamentals were also healthy at period-end. Many

4. R.H. Donnelley in the SOI.

18 | Annual Report

investors expect default rates to remain fairly low over the next couple of years, while corporate credit spreads were still above historical averages at period-end.

The loan new-issue market continues to offer attractive investment opportunities, with what we consider favorable pricing and appropriate structures. We continue to invest in companies we feel will perform well in the current economic climate, with adequate liquidity and strong cash flows to service debt. Our longer-term focus centers, as always, on minimizing defaults, with a preference for higher credit-quality loans. However, as corporate earnings and the broader economy have shown signs of stabilization, we have been shifting our industry positioning into areas that may benefit more from an economic recovery. Overall, we remain focused on maximizing the Fund’s risk/reward profile within our conservative investment philosophy.

Thank you for your continued participation in Franklin Floating Rate Daily Access Fund. We look forward to serving your future investment needs.

Portfolio Management Team

Franklin Floating Rate Daily Access Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 19

Performance Summary as of 10/31/10

Franklin Floating Rate Daily Access Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FAFRX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.38	$9.11	$8.73
Distributions (11/1/09–10/31/10)
Dividend Income	$0.365532
Class B (Symbol: FBFRX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.38	$9.10	$8.72
Distributions (11/1/09–10/31/10)
Dividend Income	$0.299419
Class C (Symbol: FCFRX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.38	$9.11	$8.73
Distributions (11/1/09–10/31/10)
Dividend Income	$0.329849
Advisor Class (Symbol: FDAAX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.38	$9.11	$8.73
Distributions (11/1/09–10/31/10)
Dividend Income	$0.387982

20 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		Inception (5/1/01)
Cumulative Total Return[1]		+	8.69%	+	16.18%	+	41.01%
Average Annual Total Return[2]		+	6.26%	+	2.58%	+	3.44%
Avg. Ann. Total Return (9/30/10)[3]		+	5.11%	+	2.35%	+	3.32%
Distribution Rate[4]	4.54%
30-Day Standardized Yield[5]	4.29%
Total Annual Operating Expenses[6]	1.09%
Class B			1-Year		5-Year		Inception (5/1/01)
Cumulative Total Return[1]		+	7.91%	+	11.99%	+	33.22%
Average Annual Total Return[2]		+	3.91%	+	1.96%	+	3.06%
Avg. Ann. Total Return (9/30/10)[3]		+	2.73%	+	1.73%	+	2.94%
Distribution Rate[4]	3.90%
30-Day Standardized Yield[5]	3.65%
Total Annual Operating Expenses[6]	1.84%
Class C			1-Year		5-Year		Inception (5/1/01)
Cumulative Total Return[1]		+	8.26%	+	13.91%	+	35.90%
Average Annual Total Return[2]		+	7.26%	+	2.64%	+	3.28%
Avg. Ann. Total Return (9/30/10)[3]		+	6.08%	+	2.41%	+	3.17%
Distribution Rate[4]	4.25%
30-Day Standardized Yield[5]	3.99%
Total Annual Operating Expenses[6]	1.49%
Advisor Class			1-Year		5-Year		Inception (5/1/01)
Cumulative Total Return[1]		+	8.84%	+	17.52%	+	44.38%
Average Annual Total Return[2]		+	8.84%	+	3.28%	+	3.94%
Avg. Ann. Total Return (9/30/10)[3]		+	7.66%	+	3.07%	+	3.82%
Distribution Rate[4]	4.90%
30-Day Standardized Yield[5]	4.65%
Total Annual Operating Expenses[6]	0.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 21

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

22 | Annual Report

Performance Summary (continued)

Annual Report | 23

Performance Summary (continued)

Endnotes

Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The Fund should not be considered an alternative to money market funds or certificates of deposit (CDs). The floating rate loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher yielding, lower rated, floating rate loans and debt securities involves greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. Interest earned on floating rate loans varies with changes in prevailing interest rates. Therefore, while floating rate loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. The Fund’s prospectus also includes a description of the main investment risks.

Class B:	These shares have higher annual fees and expenses than Class A shares.
Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes B, C and Advisor) per share on 10/31/10.

5. The 30-day standardized yield for the 30 days ended 10/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2010 Morningstar. The CS Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Loans must be below investment grade and rated no higher than Baa/BB+ or Ba1/BBB+ by Moody’s or S&P.

24 | Annual Report

Your Fund’s Expenses

Franklin Floating Rate Daily Access Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 25

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/10	Value 10/31/10	Period* 5/1/10–10/31/10
Actual	$1,000	$1,025.20	$4.85
Hypothetical (5% return before expenses)	$1,000	$1,020.42	$4.84
Class B
Actual	$1,000	$1,021.40	$8.66
Hypothetical (5% return before expenses)	$1,000	$1,016.64	$8.64
Class C
Actual	$1,000	$1,023.20	$6.88
Hypothetical (5% return before expenses)	$1,000	$1,018.40	$6.87
Advisor Class
Actual	$1,000	$1,026.50	$3.58
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.95%; B: 1.70%; C: 1.35%; and Advisor: 0.70%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

26 | Annual Report

Franklin Low Duration Total Return Fund

Your Fund’s Goal and Main Investments: Franklin Low Duration Total Return Fund seeks as high a level of current income as is consistent with prudent investing, while seeking capital preservation. The Fund invests primarily in investment-grade debt securities, including government and corporate debt securities and mortgage- and asset-backed securities, targeting an estimated average portfolio duration of three years or less.

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Low Duration Total Return Fund’s annual report for the fiscal year ended October 31, 2010.

Performance Overview

Franklin Low Duration Total Return Fund – Class A delivered a +5.74% cumulative total return for the 12 months under review. The Fund outperformed the +3.23% total return of its benchmark, the Barclays Capital (BC) U.S. Government/Credit Index: 1-3 Year Component.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 30.

Investment Strategy

We seek to invest in a combination of fixed income securities, primarily from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities across the entire fixed income opportunity set, on a relative basis. When making investment decisions, we evaluate business cycles, yield curves, and values between and within markets. Through a low duration portfolio, we seek to position the Fund to be less affected by interest rate changes than a fund with a higher duration. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

Manager’s Discussion

During the first half of the 12-month reporting period, the U.S. economy appeared to recover, supported by gross domestic product and manufacturing

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment-grade corporate debt and nonnative currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 72.

Annual Report | 27

Portfolio Breakdown

Franklin Low Duration Total Return Fund Based on Total Net Assets as of 10/31/10

Dividend Distributions*

Franklin Low Duration Total Return Fund 11/1/09–10/31/10

Dividend per Share
Month	Class A	Advisor Class
November	2.6447 cents	2.8659 cents
December**	3.8096 cents	4.0196 cents
January	2.4825 cents	2.7101 cents
February	2.3727 cents	2.6160 cents
March	2.4621 cents	2.7245 cents
April	2.4600 cents	2.6693 cents
May	2.1551 cents	2.3545 cents
June	2.7404 cents	2.9787 cents
July	1.9209 cents	2.1004 cents
August	2.0059 cents	2.2291 cents
September	2.2542 cents	2.4722 cents
October	1.9414 cents	2.1404 cents
Total	29.2495 cents	31.8807 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends. **Includes an additional 1.4 cent per share distribution to meet excise tax requirements.

sector growth and signs of a possible bottoming in the housing market. Markets fluctuated throughout the summer as underlying economic data indicated some weakening, including record-low sales data for existing single family homes. After this soft patch, the economy seemed to stabilize during the last few months of the reporting period, buoyed by more positive data such as favorable employment and corporate earnings figures and improvements in existing and pending home sales. Although a continued subdued inflationary environment kept our concerns over interest rate increases at bay, we remained cautious about longer term U.S. prospects due to record fiscal deficits.

During the reporting period, we remained committed to our investment strategy as we searched for new investments. We emphasized shorter term and adjustable-rate securities as we sought to maintain a lower duration than longer term, fixed-rate securities generally provide. The Fund’s performance benefited from sector allocation, in particular commercial mortgage-backed securities, which performed well, and subinvestment-grade credit, which boosted overall performance. Foreign bonds and currencies, including emerging market debt, also aided Fund performance. In contrast, our lower weighting in agency debentures, relative to our benchmark, detracted from performance as these sectors made gains during the period.

We used Treasury futures in an effort to manage interest rate risk, credit default swaps to help manage credit default risk and currency forwards to help manage

28 | Annual Report

currency risk. We used these derivatives as a hedge against risk exposures and as an effective way to gain exposure to certain sectors, credits and currencies we believed could add value for the Fund.

The Fund remained overweighted in many credit sectors, and we added to our subinvestment-grade corporate credit allocation based on our belief that valuations remained attractive on a longer term basis and that an improved financing landscape would reduce estimated default rates. We continued to feel many of the best opportunities in global bond markets were outside the U.S. and accordingly, we added diversified positions in international bonds and currencies. We took the opportunity to decrease the Fund’s exposure to select investment-grade corporate bonds and agency mortgage securities that had become more fairly valued after delivering strong performance.

Thank you for your continued participation in Franklin Low Duration Total Return Fund. We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA

Christopher J. Molumphy, CFA

Portfolio Management Team
Franklin Low Duration Total Return Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment
management philosophy.	Annual Report	|	29

Performance Summary as of 10/31/10

Franklin Low Duration Total Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FLDAX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.25	$10.44	$10.19
Distributions (11/1/09–10/31/10)
Dividend Income	$0.292495
Short-Term Capital Gain	$0.028000
Long-Term Capital Gain	$0.004100
Total	$0.324595
Advisor Class (Symbol: n/a)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.26	$10.46	$10.20
Distributions (11/1/09–10/31/10)
Dividend Income	$0.318807
Short-Term Capital Gain	$0.028000
Long-Term Capital Gain	$0.004100
Total	$0.350907

30 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume as their own expense certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.65% (other than certain nonroutine expenses) until 2/28/11.

Annual Report | 31

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

32 | Annual Report

Performance Summary (continued)

Endnotes

Interest rate movements will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s investment in derivatives, such as financial futures and option contracts, and the Fund’s use of foreign currency techniques involve special risks as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. Some derivatives are particularly sensitive to changes in interest rates. The risks of foreign securities include currency fluctuations and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s distribution rate and total return would have been lower, and yields for the period would have been 1.11% for Class A and 1.39% for Advisor Class.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/10.

6. The 30-day standardized yield for the 30 days ended 10/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 5/15/08, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08 actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +14.89% and +5.80%.

9. Source: © 2010 Morningstar. The BC U.S. Government/Credit Index: 1-3 Year Component includes dollar-denominated investment-grade corporate debt and nonnative currency agency and local authority debt, sovereign, supranational, and taxable municipal debt, public obligations of the U.S. Treasury with at least one year up to, but not including, three years to final maturity, and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Annual Report | 33

Your Fund’s Expenses

Franklin Low Duration Total Return Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

34 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/10	Value 10/31/10	Period* 5/1/10–10/31/10
Actual	$1,000	$1,025.50	$4.59
Hypothetical (5% return before expenses)	$1,000	$1,020.67	$4.58
Advisor Class
Actual	$1,000	$1,026.70	$3.32
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.90% and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Annual Report | 35

Franklin Total Return Fund

Your Fund’s Goals and Main Investments: Franklin Total Return Fund seeks to provide investors with high current income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal. The Fund invests at least 80% of its assets in investment-grade debt securities. The Fund focuses on government and corporate debt securities and mortgage- and asset-backed securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin Total Return Fund’s annual report for the fiscal year ended October 31, 2010.

Performance Overview

Franklin Total Return Fund – Class A posted a cumulative total return of +11.81% for the 12 months under review. The Fund outperformed its benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which returned +8.01%.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 41.

Investment Strategy

We seek to invest in a combination of fixed income securities, predominantly from across the investment-grade debt universe. We analyze securities using proprietary and nonproprietary research to help us identify attractive investment opportunities, across the entire fixed income opportunity set, on a relative basis. The Fund may also invest up to 20% of its total assets in noninvestment-grade debt securities. In addition, we may use derivative transactions, such as currency and cross-currency forwards, futures contracts and swap agreements to obtain net long or short exposures to select currencies, interest rates, countries, duration or credit risks.

1. Source: © 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 94.

36 | Annual Report

Portfolio Breakdown
Franklin Total Return Fund
Based on Total Investments
Sector	10/31/10	10/31/09
Corporate Bonds	30.9%	31.5%
Mortgage-Backed Securities	16.3%	29.1%
U.S. Government & Agency Securities	13.7%	8.2%
Foreign Government & Agency Securities	13.5%	11.5%
Asset-Backed & Commercial Mortgage-Backed Securities	11.6%	11.1%
Senior Floating Rate Interests	4.2%	3.8%
Municipal Bonds	3.8%	2.0%
Preferred Stocks	0.1%	0.0%*
Convertible Bonds	0.1%	0.3%
Common Stocks	0.0%*	0.0%*
Convertible Preferred Stocks	0.0%*	0.0%*
Short-Term Investments	5.8%	2.5%

*Rounds to less than 0.1% of total investments.

Manager’s Discussion

During the first half of the 12-month reporting period, the U.S. economy appeared to recover, supported by gross domestic product and manufacturing sector growth and signs of a possible bottoming in the housing market. Markets fluctuated throughout the summer as underlying economic data indicated some weakening, including record-low sales data for existing single family homes. After this soft patch, the economy seemed to stabilize during the last few months of the reporting period, buoyed by more positive data such as favorable employment and corporate earnings figures and improvements in existing and pending home sales. Although a continued subdued inflationary environment kept our concerns over interest rate increases at bay, we remained cautious about longer term U.S. prospects due to record fiscal deficits.

As measured by BC indexes, the Commercial Mortgage-Backed Securities (CMBS) ERISA-Eligible Index posted the best absolute 12-month performance (+21.63%), and other fixed income sectors posted positive returns as well, including the U.S. Corporate High Yield Index (+19.35%), the Emerging Markets (U.S. Dollar) Index (+18.28%), the U.S. Corporate Investment Grade Index (+11.61%), the Asset-Backed Securities (ABS) Index (+7.81%), the U.S.

Annual Report | 37

Mortgage-Backed Securities (MBS) Index (+5.99%) and the U.S. Agency Index (+5.48%).2

Most of the sectors in which the Fund invested contributed to performance. The Fund benefited from the strong performance of CMBS during the period. Within CMBS and other securitized sectors, we emphasized higher quality securities that were senior in the capital structure and benefited from strong levels of credit protection. The portfolio’s credit positioning, particularly in subinvestment-grade credit, boosted overall performance. Foreign bonds and currencies, including emerging market debt, also provided strong performance. In contrast, our lower weighting in agency mortgages and debentures, relative to our benchmark, detracted from performance as these sectors produced positive performance during the period.

We used Treasury futures in an effort to manage interest rate risk, credit default swaps to help manage credit default risk and currency forwards to help manage currency risk. We used these derivatives as a hedge against risk exposures and as an effective way to gain exposure to certain sectors, credits and currencies we believed could add value for the Fund.

2. Source: © 2010 Morningstar. The BC CMBS ERISA-Eligible Index is the CMBS component of the BC U.S. Aggregate Index and includes investment-grade securities that are ERISA-eligible under the underwriter’s exemption. The BC U.S. Corporate High Yield Index covers the universe of U.S. dollar-denominated, noninvestment-grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and Standard & Poor’s is Ba1/BB+/BB+, respectively, or below. The BC Emerging Markets (U.S. Dollar) Index includes dollar-denominated debt of emerging markets in the following regions: Americas, Europe, Middle East, Africa and Asia. The BC U.S. Corporate Investment Grade Index is the U.S. corporate component of the BC U.S. Credit Index and covers U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility, and financial institution issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. The BC ABS Index is the ABS component of the BC U.S. Aggregate Index and includes credit and charge card, auto and utility loans. The BC U.S. MBS Index is the MBS component of the BC U.S. Aggregate Index and covers agency mortgage-backed pass-through securities (both fixed rate and hybrid adjustable rate mortgages) issued by Ginnie Mae, Fannie Mae and Freddie Mac. The BC U.S. Agency Index is the U.S. Agency component of the BC U.S. Government/Credit Index and includes publicly issued debt of U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government.

38 | Annual Report

Dividend Distributions*
Franklin Total Return Fund
11/1/09–10/31/10
		Dividend per Share (cents)
Month	Class A	Class B	Class C	Class R	Advisor Class
November	3.8102	3.4822	3.4793	3.6055	4.0212
December**	5.8120	5.5220	5.4983	5.6210	6.0112
January	3.1474	2.8401	2.8369	2.9555	3.3454
February	3.1750	2.9079	2.9073	3.0083	3.3462
March	3.8390	3.5268	3.5016	3.6317	4.0540
April	3.5022	3.1779	3.1773	3.3009	3.7111
May	3.3730	3.0685	3.0676	3.1822	3.5674
June	4.0074	3.6536	3.6477	3.7864	4.2379
July	2.8227	2.5489	2.5478	2.6516	2.9982
August	3.0839	2.7407	2.7372	2.8691	3.3045
September	3.4917	3.1596	3.1533	3.2843	3.7076
October	3.0710	2.7643	2.7630	2.8797	3.2668
Total	43.1355	39.3925	39.3173	40.7762	45.5715

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Includes an additional 2.25 cent per share distribution to meet excise tax requirements.

The Fund remained overweighted in many credit sectors, and we added to our below-investment-grade corporate credit positions based on our assessment that valuations remained attractive on a longer-term basis and that an improved financing landscape would reduce estimated default rates. We continued to feel that many of the best opportunities in global bond markets were outside of the U.S., and accordingly, we added diversified positions in international bonds and currencies. We took the opportunity to decrease the Fund’s exposure to select investment-grade corporate bonds and agency mortgage securities that had become more fairly valued after delivering strong performance.

Annual Report | 39

Thank you for your continued participation in Franklin Total Return Fund.

We look forward to serving your future investment needs.

Roger A. Bayston, CFA

Kent Burns, CFA

Christopher J. Molumphy, CFA

David Yuen, CFA, FRM

Portfolio Management Team
Franklin Total Return Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

40 | Annual Report

Performance Summary as of 10/31/10

Franklin Total Return Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information

Class A (Symbol: FKBAX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.68	$10.33	$9.65
Distributions (11/1/09–10/31/10)
Dividend Income	$0.431355
Class B (Symbol: FBTLX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.68	$10.33	$9.65
Distributions (11/1/09–10/31/10)
Dividend Income	$0.393925
Class C (Symbol: FCTLX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.67	$10.32	$9.65
Distributions (11/1/09–10/31/10)
Dividend Income	$0.393173
Class R (Symbol: FTRRX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.68	$10.33	$9.65
Distributions (11/1/09–10/31/10)
Dividend Income	$0.407762
Advisor Class (Symbol: FBDAX)			Change	10/31/10	10/31/09
Net Asset Value (NAV)		+$	0.68	$10.35	$9.67
Distributions (11/1/09–10/31/10)
Dividend Income	$0.455715

Annual Report | 41

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

42 | Annual Report

Performance Summary (continued)

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see “Funds and Performance” at franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.63% (other than certain nonroutine expenses) until 2/28/11.

Annual Report | 43

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Performance Summary *(continued)*

**Class C** (3/1/02–10/31/10)

$20,000
$15,000
$10,000
$5,000
3/02
10/04
10/06
10/08
10/10
$16,243
$16,048
$12,301
Franklin Total Return Fund
BC U.S. Aggregate Index
CPI

### Average Annual Total Return

| Class C | 10/31/10 |
|---|---|
| 1-Year | +10.40% |
| 5-Year | +5.82% |
| Since Inception (3/1/02) | +5.61% |

**Class R** (1/1/02–10/31/10)

$20,000
$15,000
$10,000
$5,000
1/02
10/04
10/06
10/08
10/10
$16,533
$16,422
$12,378
Franklin Total Return Fund
BC U.S. Aggregate Index
CPI

### Average Annual Total Return

| Class R | 10/31/10 |
|---|---|
| 1-Year | +11.55% |
| 5-Year | +6.00% |
| Since Inception (1/1/02) | +5.78% |

Annual Report | 45

Your Fund’s Expenses

Franklin Total Return Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 47

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/10	Value 10/31/10	Period* 5/1/10–10/31/10
Actual	$1,000	$1,059.80	$4.57
Hypothetical (5% return before expenses)	$1,000	$1,020.77	$4.48
Class B
Actual	$1,000	$1,059.00	$6.64
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.51
Class C
Actual	$1,000	$1,058.00	$6.64
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.51
Class R
Actual	$1,000	$1,059.80	$5.87
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.75
Advisor Class
Actual	$1,000	$1,062.10	$3.27
Hypothetical (5% return before expenses)	$1,000	$1,022.03	$3.21

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.88%; B: 1.28%; C: 1.28%; R: 1.13%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

48 | Annual Report

Franklin Investors Securities Trust

Financial Highlights

Franklin Investors Securities Trust

Financial Highlights (continued)

Franklin Investors Securities Trust

Financial Highlights (continued)

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities
(Cost $40,313) 0.0%†
[a]Travelers Mortgage Services Inc., 1998-5A, A, FRN, 3.022%, 12/25/18	$39,632	$39,632

Mortgage-Backed Securities 97.6%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 26.2%
FHLMC, 2.171%, 4/01/35	24,843,703	25,859,717
FHLMC, 2.515%, 9/01/35	25,431,656	26,485,106
FHLMC, 1.875% - 2.624%, 4/01/16 - 5/01/36	26,906,883	27,957,842
FHLMC, 2.65%, 6/01/35	15,056,598	15,761,357
FHLMC, 2.676%, 12/01/35	24,097,343	25,212,121
FHLMC, 2.624% - 2.686%, 4/01/18 - 1/01/36	25,653,371	26,757,059
FHLMC, 2.772%, 8/01/35	13,632,382	14,360,164
FHLMC, 2.689% - 2.825%, 5/01/18 - 8/01/36	27,274,383	28,554,670
FHLMC, 2.852%, 11/01/35	19,864,700	20,819,242
FHLMC, 2.828% - 2.917%, 10/01/22 - 10/01/36	27,158,147	28,408,349
FHLMC, 2.932% - 3.00%, 7/01/18 - 11/01/36	27,257,938	28,507,213
FHLMC, 3.174%, 10/01/35	27,362,482	28,616,009
FHLMC, 3.216%, 9/01/37	31,975,532	33,644,447
FHLMC, 3.343%, 1/01/37	28,944,311	30,470,272
FHLMC, 3.002% - 3.375%, 11/01/17 - 1/01/36	25,318,112	26,513,344
FHLMC, 3.389% - 3.623%, 7/01/19 - 9/01/37	22,869,779	23,967,539
FHLMC, 3.642% - 3.805%, 5/01/20 - 4/01/37	24,845,137	25,815,404
FHLMC, 3.966%, 11/01/37	30,689,939	32,282,278
FHLMC, 3.895% - 4.325%, 8/01/20 - 4/01/36	25,762,866	27,082,075
FHLMC, 4.337% - 4.67%, 11/01/17 - 6/01/37	21,916,890	22,984,414
FHLMC, 4.693% - 4.73%, 4/01/35 - 6/01/37	19,301,028	20,287,971
FHLMC, 4.834%, 11/01/36	29,281,288	31,074,552
FHLMC, 5.033%, 2/01/36	16,649,139	17,303,582
FHLMC, 4.816% - 5.206%, 9/01/21 - 6/01/38	24,915,741	26,164,814
FHLMC, 5.208% - 5.516%, 9/01/17 - 5/01/37	26,152,822	27,518,869
FHLMC, 5.568%, 5/01/36	15,753,316	16,686,131
FHLMC, 5.542% - 5.744%, 11/01/30 - 12/01/37	24,418,884	25,730,940
FHLMC, 5.803%, 11/01/36	16,136,666	17,078,321
FHLMC, 5.911%, 4/01/36	18,595,582	19,513,111
FHLMC, 5.784% - 7.658%, 5/01/15 - 9/01/37	26,295,066	27,822,949

		749,239,862

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 70.5%
FNMA, 2.026%, 12/01/34	32,013,657	33,153,068
FNMA, 1.43% - 2.033%, 1/01/19 - 10/01/44	27,768,543	28,384,962
FNMA, 2.058%, 1/01/35	14,965,775	15,386,088
FNMA, 2.069%, 5/01/35	15,888,509	16,541,734
FNMA, 2.038% - 2.138%, 1/01/16 - 9/01/35	26,423,406	27,303,795
FNMA, 2.236%, 3/01/35	15,784,376	16,481,713
FNMA, 2.139% - 2.275%, 2/01/16 - 6/01/37	26,612,040	27,573,325
FNMA, 2.275% - 2.375%, 12/01/15 - 4/01/36	27,388,613	28,318,312
FNMA, 2.375% - 2.472%, 12/01/17 - 11/01/35	27,169,876	28,243,866
FNMA, 2.478%, 7/01/35	14,841,187	15,383,318
FNMA, 2.472% - 2.483%, 6/01/19 - 9/01/36	18,442,534	19,146,346

52 | Annual Report

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010 *(continued)*

| Franklin Adjustable U.S. Government Securities Fund | Principal Amount | Value |
|---|---|---|
| **Mortgage-Backed Securities (continued)** | | |
| [a]**Federal National Mortgage Association (FNMA) Adjustable Rate (continued)** | | |
| FNMA, 2.484% - 2.502%, 3/01/20 - 9/01/39 | $21,236,141 | $ 22,183,090 |
| FNMA, 2.504% - 2.518%, 2/01/25 - 11/01/36 | 25,540,628 | 26,488,044 |
| FNMA, 2.518% - 2.566%, 9/01/15 - 5/01/38 | 27,343,908 | 28,509,847 |
| FNMA, 2.566% - 2.607%, 2/01/18 - 7/01/40 | 24,957,695 | 26,099,927 |
| FNMA, 2.608% - 2.626%, 2/01/19 - 12/01/36 | 26,798,387 | 28,032,144 |
| FNMA, 2.645%, 11/01/33 | 26,848,325 | 28,110,750 |
| FNMA, 2.627% - 2.645%, 7/01/26 - 11/01/37 | 26,976,063 | 28,238,936 |
| FNMA, 2.648%, 11/01/34 | 22,278,759 | 23,342,085 |
| FNMA, 2.661%, 3/01/35 | 35,538,953 | 37,166,081 |
| FNMA, 2.645% - 2.672%, 9/01/17 - 9/01/39 | 26,813,297 | 28,042,904 |
| FNMA, 2.681%, 1/01/36 | 29,105,508 | 30,523,059 |
| FNMA, 2.673% - 2.682%, 6/01/20 - 12/01/35 | 19,807,819 | 20,763,671 |
| FNMA, 2.682% - 2.72%, 12/01/19 - 4/01/37 | 27,029,080 | 28,260,112 |
| FNMA, 2.721% - 2.763%, 12/01/28 - 5/01/36 | 24,576,712 | 25,680,235 |
| FNMA, 2.779%, 2/01/36 | 29,359,415 | 30,512,153 |
| [b]FNMA, 2.764% - 2.797%, 11/01/17 - 8/01/36 | 25,598,559 | 26,780,773 |
| FNMA, 2.814%, 3/01/35 | 16,352,884 | 17,172,947 |
| FNMA, 2.797% - 2.836%, 10/01/18 - 7/01/36 | 27,172,494 | 28,486,803 |
| FNMA, 2.861%, 10/01/34 | 17,323,760 | 18,146,070 |
| FNMA, 2.877%, 11/01/35 | 15,098,693 | 15,637,928 |
| FNMA, 2.836% - 2.885%, 9/01/32 - 11/01/36 | 26,102,579 | 27,356,839 |
| FNMA, 2.886% - 2.936%, 10/01/29 - 1/01/37 | 27,117,419 | 28,409,089 |
| FNMA, 2.946%, 11/01/34 | 19,343,043 | 20,269,264 |
| FNMA, 2.938% - 2.968%, 9/01/17 - 6/01/38 | 25,435,101 | 26,609,907 |
| FNMA, 3.00%, 5/01/39 | 36,779,567 | 38,468,074 |
| FNMA, 2.971% - 3.003%, 1/01/18 - 1/01/45 | 23,261,609 | 24,173,076 |
| FNMA, 3.003% - 3.055%, 3/01/18 - 7/01/36 | 27,025,171 | 27,849,066 |
| FNMA, 3.064%, 1/01/37 | 27,034,664 | 28,476,637 |
| FNMA, 3.069%, 5/01/36 | 15,231,283 | 16,033,838 |
| FNMA, 3.058% - 3.095%, 3/01/19 - 5/01/37 | 27,025,898 | 28,272,939 |
| FNMA, 3.146%, 8/01/36 | 15,364,282 | 16,118,327 |
| FNMA, 3.096% - 3.178%, 7/01/17 - 11/01/44 | 26,653,161 | 27,954,956 |
| FNMA, 3.356%, 12/01/36 | 35,434,045 | 37,676,724 |
| FNMA, 3.394%, 2/01/36 | 37,865,584 | 39,492,140 |
| FNMA, 3.182% - 3.403%, 7/01/17 - 7/01/38 | 19,427,199 | 20,267,802 |
| FNMA, 3.417%, 11/01/35 | 15,097,303 | 15,660,315 |
| FNMA, 3.41% - 3.457%, 10/01/32 - 10/01/37 | 26,841,078 | 28,064,391 |
| FNMA, 3.464%, 2/01/37 | 15,632,529 | 16,456,861 |
| FNMA, 3.492% - 3.608%, 8/01/16 - 8/01/37 | 20,090,728 | 20,955,836 |
| FNMA, 3.687%, 10/01/35 | 19,191,103 | 20,205,219 |
| FNMA, 3.613% - 3.75%, 10/01/14 - 8/01/39 | 27,628,216 | 28,599,668 |
| FNMA, 3.871%, 9/01/36 | 23,807,543 | 24,955,448 |
| FNMA, 4.072%, 7/01/37 | 17,952,249 | 18,934,282 |
| FNMA, 3.757% - 4.134%, 3/01/16 - 5/01/36 | 27,250,780 | 28,377,803 |
| FNMA, 4.17%, 4/01/38 | 13,484,959 | 14,166,695 |
| FNMA, 4.328%, 4/01/36 | 15,080,650 | 15,811,278 |
| FNMA, 4.14% - 4.388%, 1/01/17 - 4/01/38 | 23,870,847 | 24,981,469 |
| FNMA, 4.462%, 1/01/38 | 20,397,173 | 21,536,748 |

Annual Report | 53

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
[a]Federal National Mortgage Association (FNMA) Adjustable Rate (continued)
FNMA, 4.50%, 5/01/38	$21,654,280	$22,591,967
FNMA, 4.39% - 4.563%, 11/01/18 - 1/01/37	26,753,936	28,077,940
FNMA, 4.725%, 1/01/36	22,969,140	24,232,059
FNMA, 4.797%, 1/01/37	18,103,128	18,986,005
FNMA, 4.565% - 4.875%, 2/01/14 - 6/01/38	26,568,109	27,876,427
FNMA, 4.877% - 5.006%, 12/01/24 - 7/01/38	20,734,530	21,826,371
FNMA, 5.011% - 5.243%, 11/01/13 - 1/01/38	26,813,047	28,013,466
FNMA, 5.256% - 5.302%, 1/01/19 - 1/01/38	17,469,195	18,382,168
FNMA, 5.307% - 5.313%, 1/01/36 - 11/01/36	17,494,463	18,423,922
FNMA, 5.318% - 5.372%, 1/01/36 - 1/01/38	26,288,648	27,572,084
FNMA, 5.377% - 5.442%, 1/01/36 - 11/01/37	26,578,853	27,966,202
FNMA, 5.442% - 5.491%, 1/01/19 - 2/01/37	23,049,722	24,321,685
FNMA, 5.50% - 5.512%, 2/01/36 - 5/01/37	25,826,654	27,337,561
FNMA, 5.518% - 5.573%, 6/01/29 - 4/01/37	24,994,613	26,357,645
FNMA, 5.575% - 5.707%, 11/01/26 - 3/01/37	26,531,401	28,058,770
FNMA, 5.72%, 12/01/36	19,618,907	20,860,811
FNMA, 5.709% - 5.755%, 5/01/22 - 2/01/37	17,211,704	18,063,451
FNMA, 5.805%, 7/01/46	30,869,273	32,542,654
FNMA, 5.808%, 3/01/36	28,211,911	29,724,242
FNMA, 5.759% - 5.90%, 10/01/16 - 8/01/37	23,869,043	25,293,821
FNMA, 5.902% - 6.11%, 5/01/21 - 11/01/37	26,190,542	27,382,589
FNMA, 6.114% - 6.242%, 5/01/36 - 8/01/36	26,903,722	28,519,585
FNMA, 6.253% - 7.75%, 10/01/17 - 11/01/46	3,443,617	3,624,668

		2,016,264,870

[a]Government National Mortgage Association (GNMA) Adjustable Rate 0.9%
GNMA, 1.875% - 4.00%, 3/20/16 - 4/20/35	25,129,831	25,955,470

Total Mortgage-Backed Securities (Cost $2,762,846,883)		2,791,460,202

Total Investments before Short Term Investments (Cost $2,762,887,196)		2,791,499,834

	Shares
Short Term Investments (Cost $60,564,193) 2.1%
Money Market Funds 2.1%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	60,564,193	60,564,193

Total Investments (Cost $2,823,451,389) 99.7%		2,852,064,027
Other Assets, less Liabilities 0.3%		9,318,900
Net Assets 100.0%		$2,861,382,927

See Abbreviations on page 149.

  Rounds to less than 0.1% of net assets.
  The coupon rate shown represents the rate at period end.
  A portion or all of the security purchased on a delayed delivery basis.
  Non-income producing.
  See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Financial Highlights

Franklin Investors Securities Trust

Financial Highlights (continued)

## Franklin Floating Rate Daily Access Fund

| Class B | Year Ended October 31, 2010 | 2009 | 2008 | 2007 | 2006 |
|---|---|---|---|---|---|
| **Per share operating performance** | | | | | |
| (for a share outstanding throughout the year) | | | | | |
| Net asset value, beginning of year | $8.72 | $7.66 | $9.80 | $10.06 | $10.10 |
| Income from investment operations[a]: | | | | | |
| Net investment income | 0.293 | 0.228 | 0.400 | 0.567 | 0.524 |
| Net realized and unrealized gains (losses) | 0.386 | 1.067 | (2.133) | (0.254) | (0.037) |
| Total from investment operations | 0.679 | 1.295 | (1.733) | 0.313 | 0.487 |
| Less distributions from net investment income | (0.299) | (0.235) | (0.407) | (0.573) | (0.527) |
| Redemption fees[b] | — | — | —[c] | —[c] | —[c] |
| Net asset value, end of year | $9.10 | $8.72 | $7.66 | $ 9.80 | $10.06 |
| Total return[d] | 7.91% | 17.31% | (18.28)% | 3.17% | 4.93% |
| **Ratios to average net assets** | | | | | |
| Expenses[e] | 1.69% | 1.71% | 1.67% | 1.61% | 1.60% |
| Net investment income | 3.41% | 2.91% | 4.49% | 5.72% | 5.21% |
| **Supplemental data** | | | | | |
| Net assets, end of year (000's) | $10,376 | $14,747 | $17,481 | $39,548 | $60,972 |
| Portfolio turnover rate | 82.13% | 51.46% | 31.59% | 69.25% | 74.56% |

[b]Effective September 1, 2008, the redemption fee was eliminated.

[c]Amount rounds to less than $0.001 per share.

[e]Benefit of expense reduction rounds to less than 0.01%.

Franklin Investors Securities Trust

Financial Highlights (continued)

## Franklin Floating Rate Daily Access Fund

| Class C | Year Ended October 31, 2010 | 2009 | 2008 | 2007 | 2006 |
|---|---|---|---|---|---|
| **Per share operating performance** | | | | | |
| (for a share outstanding throughout the year) | | | | | |
| Net asset value, beginning of year | $8.73 | $7.67 | $9.81 | $10.07 | $10.11 |
| Income from investment operations[a]: | | | | | |
| Net investment income | 0.334 | 0.260 | 0.441 | 0.605 | 0.561 |
| Net realized and unrealized gains (losses) | 0.376 | 1.062 | (2.140) | (0.259) | (0.039) |
| Total from investment operations | 0.710 | 1.322 | (1.699) | 0.346 | 0.522 |
| Less distributions from net investment income | (0.330) | (0.262) | (0.441) | (0.606) | (0.562) |
| Redemption fees[b] | — | — | —[c] | —[c] | —[c] |
| Net asset value, end of year | $9.11 | $8.73 | $7.67 | $ 9.81 | $10.07 |
| Total return[d] | 8.26% | 17.69% | (17.96)% | 3.50% | 5.29% |
| **Ratios to average net assets** | | | | | |
| Expenses[e] | 1.35% | 1.36% | 1.32% | 1.29% | 1.26% |
| Net investment income | 3.75% | 3.26% | 4.84% | 6.04% | 5.55% |
| **Supplemental data** | | | | | |
| Net assets, end of year (000's) | $272,602 | $209,897 | $188,240 | $382,911 | $380,599 |
| Portfolio turnover rate | 82.13% | 51.46% | 31.59% | 69.25% | 74.56% |

Franklin Investors Securities Trust

Financial Highlights (continued)

58 | The accompanying notes are an integral part of these financial statements. | Annual Report

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010

| Franklin Floating Rate Daily Access Fund | Country | Shares | Value |
|---|---|---|---|
| **Common Stocks 0.2%** | | | |
| **Broadcasting 0.2%** | | | |
| [a] Citadel Broadcasting Corp., A | United States | 140,534 | $ 3,407,950 |
| **Steel 0.0%[†]** | | | |
| [a,b] Copperweld Holding Co., B, Escrow Account | United States | 1,741 | 181,360 |
| **Total Common Stocks (Cost $255,626)** | | | 3,589,310 |
| | | **Principal Amount[*]** | |
| [c,d] **Senior Floating Rate Interests 94.2%** | | | |
| **Aerospace & Defense 1.7%** | | | |
| [e] AWAS Finance Luxembourg S.A.R.L., Term Loan, 7.75%, 6/10/16 | Luxembourg | $ 10,430,000 | 10,671,194 |
| L-1 Identity Solutions Operating Co., | | | |
| Tranche B-1 Term Loan, 6.75%, 8/05/13 | United States | 779,351 | 779,838 |
| Tranche B-2 Term Loan, 7.25%, 8/05/13 | United States | 3,399,160 | 3,401,284 |
| TASC Inc., | | | |
| Tranche A Term Loan, 5.50%, 12/18/14 | United States | 3,066,375 | 3,080,428 |
| Tranche B Term Loan, 5.75%, 12/18/15 | United States | 4,649,863 | 4,686,192 |
| Wyle Services Corp., | | | |
| 2010 Incremental Term Loan, 7.75%, 3/26/16 | United States | 5,925,138 | 5,947,357 |
| | | | 28,566,293 |
| **Agricultural Products 0.3%** | | | |
| Dole Food Co. Inc., Tranche B-1 Term Loan, 5.00% - 5.50%, 3/02/17 | United States | 1,391,842 | 1,402,027 |
| Solvest Ltd. (Dole), Tranche C-1 Term Loan, 5.00% - 5.50%, 3/02/17 | Bermuda | 3,456,987 | 3,482,285 |
| | | | 4,884,312 |
| **Air Freight & Logistics 0.3%** | | | |
| Ozburn-Hessey Holding Co. LLC, First Lien Term Loan, 7.50%, 4/08/16 | United States | 4,970,003 | 5,029,021 |
| **Airlines 0.5%** | | | |
| Delta Air Lines Inc., Term Loan, 8.75%, 9/27/13 | United States | 7,429,590 | 7,542,579 |
| **Apparel, Accessories & Luxury Goods 0.6%** | | | |
| Hanesbrands Inc., New Term Loan, 5.25%, 12/10/15 | United States | 4,028,767 | 4,081,318 |
| Phillips-Van Heusen Corp., U.S. Tranche B Term Loan, 4.75%, 5/06/16 | United States | 5,143,091 | 5,195,710 |
| | | | 9,277,028 |
| **Application Software 1.0%** | | | |
| Dealer Computer Services Inc. (Reynolds & Reynolds), Term Loan B, 5.25%, 4/21/17 | United States | 9,562,692 | 9,573,651 |
| Nuance Communications Inc., | | | |
| Incremental Term Loan, 2.01%, 3/31/13 | United States | 6,789,038 | 6,676,599 |
| Term Loan, 2.01%, 3/31/13 | United States | 603,593 | 593,596 |
| | | | 16,843,846 |

Annual Report | 59

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 *(continued)*

| Franklin Floating Rate Daily Access Fund | Country | Principal Amount* | Value |
|---|---|---|---|
| [c,d] **Senior Floating Rate Interests (continued)** | | | |
| **Auto Parts & Equipment 4.6%** | | | |
| Dayco Products LLC (Mark IV), | | | |
| Term Loan B, 10.50%, 5/13/14 | United States | $ 1,884,047 | $ 1,879,337 |
| [f] Term Loan C, PIK, 9.00% - 12.50%, 11/13/14 | United States | 296,539 | 290,608 |
| U.S. Term Loan, 10.00%, 11/13/12 | United States | 3,392,980 | 3,397,221 |
| Federal-Mogul Corp., | | | |
| Term Loan B, 2.198%, 12/27/14 | United States | 12,719,503 | 11,322,342 |
| Term Loan C, 2.198%, 12/27/15 | United States | 3,070,081 | 2,732,851 |
| Key Safety Systems Inc., Term Loan B, 2.505% - 2.506%, 3/10/14 | United States | 14,431,320 | 13,246,754 |
| Mark IV Industries Corp., Canadian Term Loan, 10.00%, 11/13/12 | Canada | 1,130,993 | 1,132,407 |
| [e] Metaldyne LLC, Term Loan B, 8.25%, 10/22/16 | United States | 3,830,000 | 3,863,513 |
| Tenneco Inc., | | | |
| Term Loan B, 5.039%, 6/03/16 | United States | 1,127,175 | 1,134,558 |
| Tranche B-1 Credit Linked, 5.254%, 3/16/14 | United States | 14,591,504 | 14,687,079 |
| TI Group Automotive Systems LLC, Term Loan, 9.50%, 7/30/16 | United States | 12,350,000 | 12,400,758 |
| TRW Automotive Inc., Tranche A2 Term Loan, 4.063% - 4.188%, 5/30/15 | United States | 5,270,175 | 5,305,264 |
| United Components Inc., Term Facility, 6.25%, 3/23/17 | United States | 3,329,735 | 3,364,697 |
| | | | 74,757,389 |
| **Biotechnology 1.0%** | | | |
| [e] Grifols SA, Term Loan B, 6.50%, 9/28/16 | Spain | 15,410,000 | 15,592,994 |
| **Broadcasting 3.0%** | | | |
| Citadel Broadcasting Corp., Term Loan, 11.00%, 6/03/15 | United States | 9,486,233 | 10,055,407 |
| Gray Television Inc., Term Loan B, 3.76%, 12/31/14 | United States | 11,063,633 | 10,754,769 |
| LBI Media Inc., Term Loan B, 1.755%, 3/31/12 | United States | 955,000 | 902,475 |
| Sinclair Television Group Inc., Tranche B Term Loan, 5.50%, 10/29/15 | United States | 6,902,867 | 6,989,097 |
| Univision Communications Inc., Initial Term Loan, 4.505%, 9/29/14 | United States | 22,184,264 | 21,004,194 |
| | | | 49,705,942 |
| **Building Products 1.3%** | | | |
| Goodman Global Inc., | | | |
| Initial Term Loan, 6.25%, 10/28/16 | United States | 17,970,000 | 18,237,304 |
| Second Lien Term Loan, 9.25%, 10/30/17 | United States | 2,400,000 | 2,457,000 |
| | | | 20,694,304 |
| **Cable & Satellite 2.2%** | | | |
| CSC Holdings Inc. (Cablevision), Incremental Term Loan B-3, 2.006%, 3/29/16 | United States | 1,584,882 | 1,556,926 |
| Insight Midwest Holdings LLC, Term Loan B, 2.01% - 2.04%, 4/02/14 | United States | 4,435,823 | 4,292,453 |
| Knology Inc., Term Loan B, 5.50%, 10/12/16 | United States | 4,680,000 | 4,702,670 |
| Mediacom LLC, | | | |
| Term Loan E, 4.50%, 10/23/17 | United States | 1,364,050 | 1,343,589 |
| Tranche D, 5.50%, 3/31/17 | United States | 1,782,000 | 1,769,749 |
| Midcontinent Communications, Term Loan B, 6.25%, 12/31/16 | United States | 7,971,552 | 8,011,410 |
| TWCC Holding Corp., Replacement Term Loans, 5.00%, 9/12/15 | United States | 3,976,756 | 4,000,191 |

60 | Annual Report

# Franklin Investors Securities Trust

**Statement of Investments, October 31, 2010** *(continued)*

| Franklin Floating Rate Daily Access Fund | Country | Principal Amount* | Value |
|---|---|---|---|
| [c,d] **Senior Floating Rate Interests (continued)** | | | |
| **Cable & Satellite (continued)** | | | |
| UPC Financing Partnership, | | | |
| Term Loan T, 4.251%, 12/31/16 | Netherlands | $ 5,040,074 | $ 4,932,972 |
| Term Loan X, 4.251%, 12/31/17 | Netherlands | 1,748,462 | 1,704,205 |
| WideOpenWest Finance LLC, Series A New Term Loan, 6.756% - 8.75%, 6/28/14 | United States | 2,992,267 | 2,937,410 |
| | | | 35,251,575 |
| **Casinos & Gaming 3.7%** | | | |
| CCM Merger Inc. (MotorCity Casino), Term Loan B, 8.50%, 7/13/12 | United States | 13,445,997 | 13,427,508 |
| Harrah's Operating Co. Inc., | | | |
| Term Loan B-2, 3.288%, 1/28/15 | United States | 1,000,000 | 885,435 |
| Term Loan B-3, 3.288% - 3.289%, 1/28/15 | United States | 3,974,907 | 3,510,829 |
| Term Loan B-4, 9.50%, 10/31/16 | United States | 25,632,370 | 26,725,308 |
| Las Vegas Sands LLC, | | | |
| [e] Extended Delayed Draw I Term Loan, 3.03%, 11/23/16 | United States | 640,316 | 599,546 |
| Extended Delayed Draw II Term Loan, 3.03%, 11/23/15 | United States | 459,687 | 429,772 |
| [e] Extended Term Loan B, 3.03%, 11/23/16 | United States | 5,443,837 | 5,100,538 |
| Term Loan B, 2.03%, 5/23/14 | United States | 1,356,600 | 1,291,314 |
| VML U.S. Finance LLC (Venetian Macau), | | | |
| Delayed Draw, 4.78%, 5/25/12 | Macau | 3,527,176 | 3,528,940 |
| New Project Term Loans, 4.78%, 5/25/13 | Macau | 1,622,989 | 1,623,394 |
| Term Loan B, 4.78%, 5/25/13 | Macau | 3,810,269 | 3,812,174 |
| | | | 60,934,758 |
| **Commercial Printing 1.1%** | | | |
| Quad/Graphics Inc., Term Loan B, 5.50%, 7/02/16 | United States | 17,326,575 | 17,283,120 |
| **Commodity Chemicals 0.5%** | | | |
| Lyondell Chemical Co., Term Loan, 5.50%, 4/08/16 | United States | 2,743,125 | 2,769,701 |
| Styron S.A.R.L., Term Loan, 7.50%, 6/17/16 | Luxembourg | 6,083,000 | 6,195,158 |
| | | | 8,964,859 |
| **Construction & Farm Machinery & Heavy Trucks 0.6%** | | | |
| Manitowoc Co. Inc., Term Loan B, 8.00%, 11/06/14 | United States | 9,522,529 | 9,559,562 |
| **Data Processing & Outsourced Services 4.4%** | | | |
| Fidelity National Information Services Inc., Term Loan B, 5.25%, 7/18/16 | United States | 15,700,000 | 15,893,393 |
| Fifth Third Processing Solutions Inc., Term Loan B, 6.25%, 11/03/16 | United States | 6,760,000 | 6,692,400 |
| First Data Corp., | | | |
| Term Loan B-1, 3.005% - 3.006%, 9/24/14 | United States | 10,372,150 | 9,343,181 |
| Term Loan B-2, 3.005% - 3.006%, 9/24/14 | United States | 6,155,539 | 5,544,183 |
| Term Loan B-3, 3.005% - 3.006%, 9/24/14 | United States | 5,229,159 | 4,709,809 |
| [e] Ship U.S. Bidco Inc. (RBS Worldpay), Facility B2A Loan, 6.75%, 10/15/17 | United States | 7,010,000 | 7,064,769 |
| SunGard Data Systems Inc., | | | |
| Incremental Term Loan, 6.75%, 2/28/14 | United States | 16,142,017 | 16,238,578 |
| Tranche A U.S. Term Loan, 2.006%, 2/28/14 | United States | 60,653 | 59,109 |
| Tranche B U.S. Term Loan, 3.898% - 4.043%, 2/28/16 | United States | 7,426,141 | 7,350,721 |
| | | | 72,896,143 |

Annual Report | 61

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010 *(continued)*

| Franklin Floating Rate Daily Access Fund | Country | Principal Amount* | Value |
|---|---|---|---|
| c,d **Senior Floating Rate Interests (continued)** | | | |
| **Diversified Chemicals 1.1%** | | | |
| Celanese U.S. Holdings LLC, Dollar Term Loan, 3.29%, 4/02/14 | United States | $ 2,519,274 | $ 2,495,656 |
| e Huntsman International LLC, Term Loan B, 1.733% - 1.788%, 4/19/14 | United States | 15,719,116 | 15,369,067 |
| | | | 17,864,723 |
| **Diversified Real Estate Activities 0.2%** | | | |
| CB Richard Ellis Services Inc., Term Loan B, 5.75%, 12/20/13 | United States | 3,188,041 | 3,185,054 |
| **Diversified Support Services 2.4%** | | | |
| ARAMARK Corp., | | | |
| Extended Synthetic L/C, 3.356%, 7/26/16 | United States | 277,164 | 275,605 |
| Synthetic L/C, 1.981%, 1/26/14 | United States | 208,121 | 202,874 |
| Term Loan B, 2.164%, 1/26/14 | United States | 2,541,541 | 2,477,474 |
| Term Loan B Extended, 3.539%, 7/26/16 | United States | 4,200,501 | 4,176,873 |
| Diversey Inc., Tranche B Dollar Term Loan, 5.50%, 11/24/15 | United States | 10,502,616 | 10,607,642 |
| Interactive Data Corp., Term Loan B, 6.75%, 1/29/17 | United States | 14,513,625 | 14,778,136 |
| Language Line LLC, Term Loan B, 5.50%, 11/04/15 | United States | 6,153,500 | 6,103,503 |
| West Corp., | | | |
| Term Loan B-2, 2.63% - 2.632%, 10/24/13 | United States | 448,199 | 440,496 |
| Term Loan B-5, 4.25% - 4.506%, 7/15/16 | United States | 1,101,120 | 1,098,826 |
| | | | 40,161,429 |
| **Drug Retail 0.4%** | | | |
| e Rite Aid Corp., Tranche 3 Term Loan, 6.00%, 6/04/14 | United States | 5,803,298 | 5,763,400 |
| **Education Services 2.7%** | | | |
| ATI Acquisition Co., Tranche B Term Loan, 8.25%, 12/30/14 | United States | 2,233,125 | 1,921,492 |
| Bright Horizons Family Solution Inc., Term Loan B, 7.50%, 5/21/15 | United States | 11,987,022 | 12,046,957 |
| Education Management LLC, Term Loan C, 2.063%, 6/01/13 | United States | 15,581,172 | 14,514,142 |
| Laureate Education Inc., | | | |
| Closing Date Term Loan, 3.538%, 8/18/14 | United States | 5,640,123 | 5,298,190 |
| Delayed Draw Term Loan, 3.538%, 8/18/14 | United States | 844,338 | 793,150 |
| Series A New Term Loan, 7.00%, 8/18/14 | United States | 8,944,235 | 8,883,862 |
| | | | 43,457,793 |
| **Electric Utilities 1.3%** | | | |
| e GenOn Energy Inc., Term Loan, 6.50%, 9/20/17 | United States | 9,070,000 | 9,094,299 |
| New Development Holdings LLC (Calpine), Term Loan, 7.00%, 6/08/17 | United States | 11,251,800 | 11,487,390 |
| | | | 20,581,689 |
| **Electrical Components & Equipment 0.7%** | | | |
| Baldor Electric Co., Term Loan B, 5.25%, 1/31/14 | United States | 11,488,778 | 11,598,243 |
| **Electronic Manufacturing Services 0.6%** | | | |
| FCI USA, | | | |
| Term Loan B1, 3.665%, 11/01/13 | United States | 1,987,205 | 1,915,169 |
| Term Loan B5B, 3.665%, 11/01/13 | United States | 1,987,205 | 1,937,525 |
| Flextronics International USA Inc., | | | |
| A Closing Date Loan, 2.506%, 10/01/14 | United States | 2,926,248 | 2,863,457 |
| A-1-A Delayed Draw Term Loan, 2.506%, 10/01/14 | United States | 840,876 | 822,832 |
| B Closing Date Loan, 2.506%, 10/01/12 | United States | 2,262,506 | 2,233,660 |
| | | | 9,772,643 |

52 | Annual Report

# Franklin Investors Securities Trust

## Statement of Investments, October 31, 2010 *(continued)*

| Franklin Floating Rate Daily Access Fund | Country | Principal Amount* | Value |
|---|---|---|---|
| **[c,d] Senior Floating Rate Interests (continued)** | | | |
| **Environmental & Facilities Services 2.0%** | | | |
| Advanced Disposal Services Inc., Term Loan B, 6.00%, 1/14/15 | United States | $ 4,396,775 | $ 4,424,255 |
| Casella Waste Systems Inc., Term Loan B, 7.00%, 4/09/14 | United States | 5,257,054 | 5,306,339 |
| EnergySolutions LLC, Term Loan B, 6.25%, 8/13/16 | United States | 18,204,375 | 18,454,685 |
| [f,g] EnviroSolutions Inc., Initial Term Loan, PIK, 12.00%, 7/07/12 | United States | 6,250,478 | 4,531,597 |
| | | | 32,716,876 |
| **Food Distributors 0.7%** | | | |
| Pierre Foods Inc., Incremental Term Loan, 7.00% - 7.50%, 9/30/16 | United States | 10,900,000 | 10,804,625 |
| **Health Care Equipment 0.6%** | | | |
| DJO Finance LLC, Term Loan B, 3.255%, 5/20/14 | United States | 6,510,351 | 6,350,847 |
| Fresenius SE, | | | |
| Tranche C1 Dollar Term Loan, 4.50%, 9/10/14 | Germany | 2,619,543 | 2,642,464 |
| Tranche C2 Term Loan, 4.50%, 9/10/14 | Germany | 1,609,852 | 1,623,938 |
| | | | 10,617,249 |
| **Health Care Facilities 5.6%** | | | |
| Community Health Systems Inc., | | | |
| Delayed Draw Term Loan, 2.549%, 7/25/14 | United States | 1,019,921 | 1,002,072 |
| Term Loan, 2.549%, 7/25/14 | United States | 19,773,561 | 19,427,524 |
| HCA Inc., Term Loan B-1, 2.539%, 11/18/13 | United States | 19,252,409 | 18,863,280 |
| Iasis Healthcare LLC, | | | |
| Delayed Draw Term Loan, 2.255%, 3/14/14 | United States | 3,477,147 | 3,384,422 |
| Initial Term Loan, 2.255%, 3/14/14 | United States | 10,046,316 | 9,778,411 |
| Synthetic L/C, 2.254%, 3/14/14 | United States | 948,582 | 923,286 |
| Psychiatric Solutions Inc., Term Loan, 2.006% - 2.058%, 7/01/12 | United States | 5,576,203 | 5,560,522 |
| [e] Universal Health Services Inc., Tranche B Term Loan, 6.25%, 11/15/16 | United States | 20,600,000 | 20,835,355 |
| Vanguard Health Holding Co. II LLC, Initial Term Loan, 5.00%, 1/29/16 | United States | 11,997,671 | 12,026,417 |
| | | | 91,801,289 |
| **Health Care Services 1.2%** | | | |
| DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16 | United States | 11,705,000 | 11,815,952 |
| Multiplan Inc., Term Loan B, 6.50%, 8/26/17 | United States | 7,271,923 | 7,311,693 |
| | | | 19,127,645 |
| **Health Care Supplies 0.6%** | | | |
| Bausch and Lomb Inc., | | | |
| Delayed Draw Term Loan, 3.505%, 4/28/15 | United States | 1,931,144 | 1,886,815 |
| Parent Term Loan, 3.505% - 3.539%, 4/28/15 | United States | 7,963,411 | 7,780,611 |
| | | | 9,667,426 |
| **Household Products 0.7%** | | | |
| [e] Spectrum Brands Inc., Term Loan, 8.00%, 6/16/16 | United States | 11,440,000 | 11,686,681 |
| **Human Resource & Employment Services 0.2%** | | | |
| Altegrity Inc., Tranche D Term Loan, 7.75%, 2/21/15 | United States | 2,773,050 | 2,786,915 |
| **Independent Power Producers & Energy Traders 2.4%** | | | |
| Dynegy Holdings Inc., | | | |
| Term L/C Facility, 4.01%, 4/02/13 | United States | 9,937,312 | 9,831,728 |
| Term Loan B, 4.01%, 4/02/13 | United States | 920,098 | 910,322 |

Annual Report | 63

64 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d] Senior Floating Rate Interests (continued)
Leisure Facilities 2.6%
24 Hour Fitness Worldwide Inc., Term Loan B, 6.75%, 4/22/16	United States	$17,107,125	$16,374,735
Cedar Fair LP, U.S. Term Loan, 5.50%, 12/15/16	United States	8,259,300	8,378,738
Six Flags Theme Parks Inc.,
Second Lien Term Loan, 9.50%, 12/31/16	United States	600,000	622,000
Tranche B Term Loan, 6.00%, 6/30/16	United States	9,868,831	9,924,294
Universal City Development Partners Ltd., Term Loan, 5.50%,
11/06/14	United States	7,573,500	7,715,503
			43,015,270
Life & Health Insurance 1.1%
CNO Financial Group Inc., Term Loan, 7.50%, 10/10/13	United States	18,911,155	18,680,685
Life Sciences Tools & Services 0.3%
inVentiv Health Inc., Term Loan B, 6.50%, 8/04/16	United States	4,638,375	4,670,987
Metal & Glass Containers 1.8%
Anchor Glass Container Corp.,
First Lien Term Loan, 6.00%, 3/02/16	United States	11,264,538	11,292,700
Second Lien Term Loan, 10.00%, 9/02/16	United States	4,550,000	4,535,781
Graham Packaging Co. LP,
Term Loan C, 6.75%, 4/05/14	United States	7,956,701	8,037,692
Term Loan D, 6.00%, 9/23/16	United States	5,430,000	5,492,787
			29,358,960
Movies & Entertainment 0.9%
IMG Worldwide Inc., Tranche B Term Loan, 7.25%, 6/14/15	United States	5,329,875	5,293,168
[g] Metro-Goldwyn-Mayer Inc., Term Loan B, 20.50%, 4/08/12	United States	10,943,152	5,125,040
Zuffa LLC, Incremental Term Loan, 7.50%, 6/19/15	United States	4,851,000	4,920,733
			15,338,941
Oil & Gas Drilling 0.5%
Dresser Inc., Term Loan B, 2.612%, 5/04/14	United States	7,731,830	7,707,668
Other Diversified Financial Services 0.8%
Asurion LLC, Tranche B-2 Incremental Term Loan, 7.50%, 3/31/15	United States	13,230,000	13,010,885
Packaged Foods & Meats 1.0%
Michael Foods Group Inc., Term Loan B, 6.25%, 6/29/16	United States	8,678,250	8,808,424
Pinnacle Foods Finance LLC, Term Loan D, 6.00%, 4/02/14	United States	7,182,000	7,271,775
			16,080,199
Paper Packaging 1.6%
John Henry Holdings Inc. (Multi-Packaging), Term Loan, 7.00%,
5/13/16	United States	4,147,500	4,157,869
Reynolds Consumer Products Holdings Inc.,
Incremental U.S. Term Loan, 6.25%, 5/05/16	United States	3,279,375	3,303,960
U.S. Term Loan, 6.75%, 5/05/16	United States	5,983,617	6,041,586
Smurfit-Stone Container Enterprises, Term Loan, 6.75%, 7/16/16	United States	13,256,775	13,402,600
			26,906,015

Annual Report | 65

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d] Senior Floating Rate Interests (continued)
Personal Products 1.8%
NBTY Inc., Term Loan B, 6.25%, 9/29/17	United States	$5,270,000	$5,345,735
Prestige Brands Inc.,
Incremental Term Loan, 5.50%, 3/24/16	United States	6,340,000	6,391,513
Term Loan B, 5.50%, 3/24/16	United States	4,232,956	4,259,412
[e] Revlon Consumer Products Corp., Term Loan B, 6.00%, 3/11/15	United States	14,202,320	14,245,438
			30,242,098
Pharmaceuticals 2.0%
[e,h] Valeant Pharmaceuticals International, Tranche B Term Loan,
4.00% - 5.50%, 9/27/16	United States	5,848,000	5,913,427
Warner Chilcott Co. LLC,
Term Loan A, 6.00%, 10/30/14	United States	4,516,043	4,517,610
Term Loan B-4, 6.50%, 2/20/16	United States	2,745,098	2,764,462
Term Loan B2, 6.25%, 4/30/15	United States	4,679,222	4,706,272
Warner Chilcott Corp.,
Additional Term Loan, 6.25%, 4/30/15	United States	2,781,250	2,796,105
Term Loan B1, 6.25%, 4/30/15	United States	2,810,038	2,826,282
WC Luxco S.A.R.L., Term B-3 Loan, 6.50%, 2/20/16	Luxembourg	8,454,902	8,528,096
			32,052,254
Property & Casualty Insurance 0.0%†
Affirmative Insurance Holdings Inc., Term Loan, 9.00%, 1/31/14	United States	892,783	721,480
Publishing 3.9%
Autotrader.com Inc., Term Loan B, 6.00%, 6/14/16	United States	4,240,000	4,258,550
Dex Media East LLC, Term Loan B, 2.79% - 2.80%, 10/24/14	United States	1,056,354	858,728
Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	11,642,058	10,834,390
Newsday LLC, Floating Rate Term Loan, 6.539%, 8/01/13	United States	5,000,000	5,068,750
R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	24,588,309	20,992,269
[g] Tribune Co.,
Initial Tranche B Advances, 5.25%, 5/16/14	United States	19,920,771	13,287,154
Term Loan X, 7.084%, 2/20/49	United States	9,606,743	6,292,416
Wenner Media LLC, Term Loan B, 2.005%, 10/02/13	United States	2,502,776	2,402,665
			63,994,922
Real Estate Services 0.1%
Brickman Group Holdings Inc., Term Loan B, 7.25%, 10/14/16	United States	2,260,000	2,286,840
Research & Consulting Services 0.5%
Nielsen Finance LLC (VNU Inc.),
Class A Term Loan, 2.256%, 8/09/13	United States	401,758	393,807
[e]Class B Term Loan, 6.00%, 5/02/16	United States	1,777,756	1,761,248
Class C Dollar Term Loan, 4.006%, 5/02/16	United States	6,512,457	6,421,282
			8,576,337
Restaurants 1.9%
Burger King Holdings Inc., Tranche B Term Loan, 6.25%, 10/19/16	United States	18,180,000	18,368,617
Denny’s Inc., Term Loan B, 6.50%, 9/30/16	United States	3,480,000	3,490,875
[e] DineEquity Inc., Term Facility, 6.75%, 10/19/17	United States	5,370,000	5,432,652
Wendy’s/Arby’s Restaurant LLC, Term Loan, 5.00%, 5/24/17	United States	4,049,850	4,077,272
			31,369,416

66 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d] Senior Floating Rate Interests (continued)
Security & Alarm Services 0.4%
Protection One Inc., Term Loan B, 6.00%, 6/04/16	United States	$6,384,000	$6,399,960
Semiconductors 0.2%
Microsemi Corp., Term Loan, 5.75%, 11/02/17	United States	3,790,000	3,836,587
Specialized Consumer Services 3.0%
Affinion Group Inc., Tranche B Term Loan, 5.00%, 10/09/16	United States	25,047,186	24,765,405
Visant Corp. (Jostens), Tranche B Term Loan, 7.00%, 12/22/16	United States	24,410,000	24,649,023
			49,414,428
Specialized Finance 3.1%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15	United States	11,940,000	12,071,531
FIG LLC, Term Loan, 5.75%, 10/07/15	United States	8,990,000	9,079,900
MSCI Inc., Term Loan, 4.75%, 6/01/16	United States	6,743,100	6,792,622
TransUnion LLC, Term Loan B, 6.75%, 6/15/17	United States	21,795,375	22,210,860
			50,154,913
Specialty Chemicals 5.4%
Brenntag Holding GmbH & Co. KG,
Acquisition Facility, 4.006% - 4.477%, 1/20/14	Germany	1,105,229	1,113,518
Term Loan B2, 4.006% - 4.058%, 1/20/14	United States	7,138,438	7,191,977
CF Industries, B-1 Term Loan, 4.50%, 4/05/15	United States	2,629,983	2,654,449
Chemtura Corp.,
Exit Term Loan, 5.50%, 8/27/16	United States	6,050,000	6,104,196
Term Loan, 6.00%, 2/02/11	United States	3,800,000	3,809,500
Cognis GmbH, Term Loan C, 2.292%, 9/15/13	Germany	5,500,000	5,457,765
General Chemical Corp., Tranche B Term Loan, 6.75%, 10/06/15	United States	6,890,000	6,967,512
Hexion Specialty Chemicals BV,
Tranche C-2B Term Loan, 4.063%, 5/03/15	Netherlands	4,318,728	4,221,556
Tranche C-5B Term Loan, 4.063%, 5/03/15	Netherlands	1,161,000	1,129,073
Hexion Specialty Chemicals Inc.,
Tranche C-1B Term Loan, 4.063%, 5/03/15	United States	9,702,150	9,483,852
Tranche C-4B Term Loan, 4.188%, 5/03/15	United States	1,210,198	1,182,969
Nalco Co., Term Loan B-1, 4.50%, 10/05/17	United States	5,029,426	5,093,868
OMNOVA Solutions Inc., New Loan, 6.25%, 5/31/17	United States	1,900,000	1,910,688
Oxbow Carbon LLC, Term Loan B, 2.289%, 5/08/14	United States	3,954,771	3,833,656
Polypore Inc., U.S. Term Loan, 2.26%, 7/03/14	United States	5,245,644	5,137,452
Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14	United States	6,788,988	6,805,961
Univar Inc.,
Opco Tranche B Term Loan, 3.255%, 10/10/14	United States	10,104,882	10,099,466
Opco Tranche C Term Loan, 6.75%, 6/30/17	United States	6,920,000	6,850,800
			89,048,258
Specialty Stores 1.3%
Bass Pro Group, Term Loan B, 5.00% - 5.75%, 4/12/15	United States	4,149,150	4,172,464
[e] Pilot Travel Centers LLC, Initial Tranche B Term Loan, 5.50%,
6/30/16	United States	13,000,390	13,195,396
Savers Inc., Term Loan B, 5.75%, 3/11/16	United States	3,742,140	3,756,173
			21,124,033

Annual Report | 67

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Floating Rate Daily Access Fund	Country	Principal Amount*	Value
[c,d] Senior Floating Rate Interests (continued)
Systems Software 0.3%
Vertafore Inc., First Lien Term Loan B, 6.75%, 7/29/16	United States	$4,708,200	$4,732,918
Trading Companies & Distributors 0.1%
Interline Brands Inc.,
Delayed Draw Term Loan, 2.005%, 6/23/13	United States	1,549,186	1,487,218
Term Loan B, 2.006%, 6/23/13	United States	421,721	404,852
			1,892,070
Wireless Telecommunication Services 1.3%
NTELOS Inc., Term Loan B, 5.75%, 8/07/15	United States	14,109,660	14,197,845
TowerCo Finance LLC, Term Loan, 6.00%, 11/24/14	United States	6,560,921	6,637,468
			20,835,313
Total Senior Floating Rate Interests
(Cost $1,513,440,034)			1,542,979,085
Asset-Backed Securities and Commercial Mortgage-Backed
Securities (Cost $3,553,766) 0.2%
Other Diversified Financial Services 0.2%
[d,i] Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN, 1.466%,
8/01/16	Cayman Islands	3,786,062	3,553,011
Total Investments before Short Term Investments
(Cost $1,517,249,426)			1,550,121,406

		Shares
Short Term Investments (Cost $205,668,863) 12.5%
Money Market Funds 12.5%
[a,j] Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	205,668,863	205,668,863
Total Investments (Cost $1,722,918,289) 107.1%			1,755,790,269
Other Assets, less Liabilities (7.1)%			(116,998,419)
Net Assets 100.0%			$1,638,791,850

68 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Floating Rate Daily Access Fund

*	The principal amount is stated in U.S. dollars unless otherwise indicated.
†	Rounds to less than 0.1% of net assets.
[a]	Non-income producing.
[b]	Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2010, the value of this security was $181,360, representing 0.01% of net assets. cSee Note 1(f) regarding senior floating rate interests. dThe coupon rate shown represents the rate at period end. eA portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c). fIncome may be received in additional securities and/or cash. gSee Note 8 regarding defaulted securities. hSee Note 10 regarding unfunded loan commitments. iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2010, the value of this security was $3,553,011, representing 0.22% of net assets. jSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At October 31, 2010, the fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Upfront
			Periodic			Premiums
			Payment	Expiration	Market	Paid/	Unrealized	Unrealized
Description	Counterparty[a]	Notional Amount[b]	Rate	Date	Value	(Received)	Appreciation	Depreciation	Rating[c]

Contracts to Sell Protection[d]
Traded Index									Non
Investment
LCDX.NA.14	BZWS	$12,870,000	2.50%	6/20/15	$198,198	$(136,421)	$ —	$(61,777)	Grade

aPositions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund.

bFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts. cBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy for traded index swaps.

See Abbreviations on page 149.

Annual Report | The accompanying notes are an integral part of these financial statements. | 69

Franklin Investors Securities Trust

Financial Highlights

Franklin Low Duration Total Return Fund
		Year Ended October 31,
Class A	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.19	$9.58	$9.89	$9.79	$9.77
Income from investment operations[a]:
Net investment income	0.240	0.347	0.334	0.398	0.346
Net realized and unrealized gains (losses)	0.334	0.645	(0.273)	0.113	0.036
Total from investment operations	0.574	0.992	0.061	0.511	0.382
Less distributions from:
Net investment income	(0.292)	(0.382)	(0.371)	(0.411)	(0.362)
Net realized gains	(0.032)	—	—	—	—
Total distributions	(0.324)	(0.382)	(0.371)	(0.411)	(0.362)
Redemption fees[b]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$10.44	$10.19	$9.58	$9.89	$9.79

Total return[d]	5.74%	10.55%	0.56%	5.33%	3.99%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.06%	1.12%	1.48%	1.40%	1.37%
Expenses net of waiver and payments by affiliates[e]	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	2.15%	3.04%	3.36%	3.97%	3.52%

Supplemental data
Net assets, end of year (000’s)	$369,836	$152,673	$35,181	$16,744	$11,722
Portfolio turnover rate	49.84%	53.06%	115.61%	82.95%	86.38%
Portfolio turnover rate excluding mortgage dollar rolls[f]	49.84%	53.06%	108.45%	49.38%	86.38%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bEffective September 1, 2008, the redemption fee was eliminated.

cAmount rounds to less than $0.001 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

70 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Financial Highlights (continued)

Franklin Low Duration Total Return Fund
	Year Ended October 31,
Advisor Class	2010	2009	2008 [a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.20	$9.59	$9.98
Income from investment operations[b]:
Net investment income	0.248	0.011	0.132
Net realized and unrealized gains (losses)	0.363	1.003	(0.357)
Total from investment operations	0.611	1.014	(0.225)
Less distributions from:
Net investment income	(0.319)	(0.404)	(0.165)
Net realized gains	(0.032)	—	—
Total distributions	(0.351)	(0.404)	(0.165)
Redemption fees[c]	—	—	—[d]
Net asset value, end of year	$10.46	$10.20	$9.59

Total return[e]	6.11%	10.80%	(2.28)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.81%	0.87%	1.23%
Expenses net of waiver and payments by affiliates[g]	0.65%	0.65%	0.65%
Net investment income	2.40%	3.29%	3.61%

Supplemental data
Net assets, end of year (000’s)	$16,200	$1,893	$75
Portfolio turnover rate	49.84%	53.06%	115.61%
Portfolio turnover rate excluding mortgage dollar rolls[h]	49.84%	53.06%	108.45%

aFor the period May 15, 2008 (effective date) to October 31, 2008.

 bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cEffective September 1, 2008, the redemption fee was eliminated.

dAmount rounds to less than $0.001 per share.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hSee Note 1(e) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010

Franklin Low Duration Total Return Fund	Country	Principal Amount*		Value
Corporate Bonds 29.6%
Automobiles & Components 0.3%
[a]Conti-Gummi Finance BV, senior secured note, 144A, 8.50%,
7/15/15	Germany	165,000	EUR	$248,924
Ford Motor Credit Co. LLC, senior note,
7.50%, 8/01/12	United States	600,000		644,250
7.00%, 4/15/15	United States	400,000		442,493
				1,335,667
Banks 4.0%
Bank of Nova Scotia, senior note, 2.05%, 10/07/15	Canada	2,000,000		2,023,013
Barclays Bank PLC, senior note, 5.20%, 7/10/14	United Kingdom	400,000		446,183
BB&T Corp., senior note, 5.70%, 4/30/14	United States	500,000		564,872
Canadian Imperial Bank of Commerce New York, senior note,
1.45%, 9/13/13	Canada	1,000,000		1,011,751
[a]Commonwealth Bank of Australia, senior note, 144A, 3.75%,
10/15/14	Australia	1,000,000		1,070,400
PNC Funding Corp., senior note, 5.40%, 6/10/14	United States	750,000		839,410
Regions Financial Corp., senior note, 7.75%, 11/10/14	United States	1,000,000		1,095,283
[a]Royal Bank of Scotland PLC, senior note, 144A, 4.875%,
8/25/14	United Kingdom	1,500,000		1,606,941
[a]Santander US Debt SA, senior note, 144A, 2.991%, 10/07/13	Spain	2,000,000		2,007,781
U.S. Bancorp, 1.375%, 9/13/13	United States	1,500,000		1,514,658
[b]Wells Fargo Capital XIII, pfd., 7.70%, Perpetual	United States	100,000		104,250
[b]Wells Fargo Capital XV, pfd., 9.75%, Perpetual	United States	150,000		169,215
Western Corporate Federal Credit Union, senior note, 1.75%,
11/02/12	United States	2,000,000		2,050,767
Westpac Banking Corp., senior note, 4.20%, 2/27/15	Australia	750,000		815,139
				15,319,663
Capital Goods 1.2%
Case New Holland Inc., senior note, 7.75%, 9/01/13	United States	600,000		658,500
Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%,
4/15/14	United States	300,000		372,152
John Deere Capital Corp.,
5.25%, 10/01/12	United States	250,000		271,923
[c]senior note, FRN, 1.043%, 6/10/11	United States	300,000		301,503
Northrop Grumman Corp., senior note, 3.70%, 8/01/14	United States	750,000		809,402
Raytheon Co., senior note, 1.625%, 10/15/15	United States	2,000,000		1,994,468
RSC Equipment Rental Inc. and RSC Holdings III LLC, senior note,
9.50%, 12/01/14	United States	400,000		419,500
				4,827,448
Consumer Durables & Apparel 0.7%
Centex Corp., senior note, 5.45%, 8/15/12	United States	1,500,000		1,541,250
KB Home, senior note, 6.25%, 6/15/15	United States	500,000		484,375
[a]Libbey Glass Inc., senior secured note, 144A, 10.00%, 2/15/15	United States	100,000		109,250
Toll Brothers Finance Corp., senior note, 4.95%, 3/15/14	United States	500,000		514,716
				2,649,591

72 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Services 1.4%
[a]Marina District Finance Co. Inc., senior secured note, 144A,
9.50%, 10/15/15	United States	300,000		$297,375
MGM Resorts International, senior note, 6.625%, 7/15/15	United States	700,000		616,875
Pinnacle Entertainment Inc., senior sub. note, 7.50%, 6/15/15	United States	500,000		500,000
[a]Shingle Springs Tribal Gaming Authority, senior note, 144A,
9.375%, 6/15/15	United States	200,000		137,000
Starwood Hotels & Resorts Worldwide Inc., senior note, 6.25%,
2/15/13	United States	1,000,000		1,070,000
[d]Station Casinos Inc., senior note, 7.75%, 8/15/16	United States	100,000		11
Wendy’s International Inc., senior note, 6.20%, 6/15/14	United States	2,000,000		2,095,000
Yum! Brands Inc., senior note, 4.25%, 9/15/15	United States	750,000		821,119
				5,537,380
Diversified Financials 6.0%
American Express Credit Corp., senior note,
5.125%, 8/25/14	United States	750,000		828,744
5.375%, 10/01/14	United States	1,000,000	GBP	1,707,558
Bank of America Corp.,
4.50%, 4/01/15	United States	1,000,000		1,042,405
senior note, L, 7.375%, 5/15/14	United States	500,000		567,435
Capital One Financial Corp., senior note, 7.375%, 5/23/14	United States	400,000		467,982
[c]Caterpillar Financial Services Corp., senior note, FRN, 1.039%,
6/24/11	United States	300,000		301,595
CIT Group Inc., senior secured sub. bond, 7.00%, 5/01/15	United States	1,000,000		1,002,500
[a]Citadel Finance Ltd., senior bond, 144A, 6.25%, 12/15/11	United States	1,500,000		1,547,671
Citigroup Inc., senior note, 5.50%, 10/15/14	United States	1,500,000		1,641,757
Deutsche Bank AG, 4.875%, 5/20/13	Germany	200,000		217,667
General Electric Capital Corp., 5.90%, 5/13/14	United States	500,000		569,137
GMAC Inc., senior note,, 6.875%
9/15/11	United States	231,000		237,641
8/28/12	United States	400,000		422,000
The Goldman Sachs Group Inc.,
5.125%, 1/15/15	United States	1,000,000		1,095,223
senior note, 3.625%, 8/01/12	United States	750,000		781,871
International Lease Finance Corp., 5.00%, 9/15/12	United States	2,750,000		2,791,250
JPMorgan Chase & Co.,
2, 1.65%, 9/30/13	United States	1,000,000		1,009,191
senior note, 4.65%, 6/01/14	United States	750,000		819,155
Morgan Stanley Dean Witter & Co., 5.30%, 3/01/13	United States	200,000		215,974
Morgan Stanley, senior note,
[e]3.45%, 11/02/15	United States	2,000,000		2,013,270
[c]FRN, 2.876%, 5/14/13	United States	750,000		768,536
PHH Corp., senior note, 7.125%, 3/01/13	United States	1,000,000		996,250
[a]Pricoa Global Funding I, 144A, 5.45%, 6/11/14	United States	500,000		560,702
Shell International Finance BV, senior note, 3.10%, 6/28/15	Netherlands	1,500,000		1,590,770
				23,196,284

Annual Report | 73

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy 3.1%
Anadarko Petroleum Corp., senior note, 5.75%, 6/15/14	United States	1,000,000	$1,086,302
Berry Petroleum Co., senior note, 10.25%, 6/01/14	United States	200,000	231,750
BP Capital Markets PLC, senior note, 3.625%, 5/08/14	United Kingdom	600,000	629,130
Chesapeake Energy Corp., senior note, 9.50%, 2/15/15	United States	700,000	815,500
Compagnie Generale de Geophysique-Veritas, senior note, 7.50%,
5/15/15	France	600,000	622,500
ConocoPhillips, 4.75%, 2/01/14	United States	100,000	111,467
El Paso Corp., senior note, 12.00%, 12/12/13	United States	400,000	488,000
Enterprise Products Operating LLC, senior note, 3.70%,
6/01/15	United States	1,000,000	1,061,604
[a]Gazprom, secured note, 144A, 7.51%, 7/31/13	Russia	100,000	110,662
[a]OPTI Canada Inc., senior secured note, 144A, 9.75%, 8/15/13	Canada	200,000	205,000
Petrohawk Energy Corp., senior note, 10.50%, 8/01/14	United States	600,000	686,250
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	Venezuela	1,250,000	1,175,107
Plains Exploration & Production Co., senior note, 7.75%,
6/15/15	United States	600,000	636,000
Quicksilver Resources Inc., senior note, 8.25%, 8/01/15	United States	500,000	511,250
[f]SandRidge Energy Inc., senior note, PIK, 8.625%, 4/01/15	United States	600,000	612,188
Valero Energy Corp., senior note, 6.875%, 4/15/12	United States	1,500,000	1,607,244
[a]Vantage Drilling Co., senior secured note, 144A, 11.50%, 8/01/15	United States	200,000	213,000
[a]Woodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	1,000,000	1,079,007
			11,881,961
Food & Staples Retailing 0.9%
Wal-Mart Stores Inc., 3.20%, 5/15/14	United States	500,000	538,977
[a]Wm. Wrigley Jr. Co., senior secured note, 144A, 3.05%, 6/28/13	United States	1,500,000	1,547,778
[a]Woolworths Ltd, senior note, 144A, 2.55%, 9/22/15	Australia	1,500,000	1,528,720
			3,615,475
Food, Beverage & Tobacco 1.2%
Altria Group Inc., 7.75%, 2/06/14	United States	100,000	118,299
[a]Anheuser-Busch InBev Worldwide Inc., senior note, 144A, 7.20%,
1/15/14	United States	100,000	117,327
[a]Cargill Inc., 144A, 5.20%, 1/22/13	United States	500,000	542,059
Corn Products International Inc., senior note, 3.20%, 11/01/15	United States	1,500,000	1,539,852
[a]JBS USA LLC, senior note, 144A, 11.625%, 5/01/14	United States	500,000	592,500
Kraft Foods Inc., senior note, 2.625%, 5/08/13	United States	1,500,000	1,559,605
Pinnacle Foods Finance LLC, senior note, 9.25%, 4/01/15	United States	200,000	211,750
			4,681,392
Health Care Equipment & Services 1.2%
CareFusion Corp., senior note, 5.125%, 8/01/14	United States	750,000	832,083
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	400,000	417,500
Express Scripts Inc., senior note, 5.25%, 6/15/12	United States	500,000	533,127
Fresenius Medical Care Capital Trust IV, 7.875%, 6/15/11	Germany	200,000	206,500

74 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care Equipment & Services (continued)
HCA Inc., senior secured note, 9.125%, 11/15/14	United States	1,000,000	$1,050,625
Medco Health Solutions Inc., senior note, 2.75%, 9/15/15	United States	1,500,000	1,541,000
			4,580,835
Insurance 0.3%
Berkshire Hathaway Finance Corp., senior note, 4.00%, 4/15/12	United States	400,000	419,727
[a]Metropolitan Life Global Funding I,
144A, 2.875%, 9/17/12	United States	500,000	515,845
senior secured note, 144A, 5.125%, 4/10/13	United States	250,000	272,789
			1,208,361
Materials 1.3%
[a]Anglo American Capital PLC, senior note, 144A, 9.375%, 4/08/14	United Kingdom	400,000	491,712
The Dow Chemical Co., senior note, 4.85%, 8/15/12	United States	750,000	797,368
[a]FMG Finance Pty. Ltd., senior note, 144A, 7.00%, 11/01/15	Australia	200,000	204,750
Huntsman International LLC, senior sub. note, 7.875%, 11/15/14	United States	400,000	420,000
[a]Ineos Finance PLC, senior secured note, 144A, 9.00%, 5/15/15	United Kingdom	500,000	535,000
NewPage Corp., senior secured note, 11.375%, 12/31/14	United States	500,000	482,500
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	400,000	414,500
Rock-Tenn Co., senior secured bond, 5.625%, 3/15/13	United States	1,308,000	1,373,400
Solo Cup Co.,
senior secured note, 10.50%, 11/01/13	United States	100,000	105,000
senior sub. note, 8.50%, 2/15/14	United States	300,000	271,500
Teck Resources Ltd., senior note, 9.75%, 5/15/14	Canada	38,000	47,356
			5,143,086
Media 1.6%
Belo Corp., senior note, 6.75%, 5/30/13	United States	2,000,000	2,112,500
CCH II LLC/CCH II Capital Corp., senior note, 13.50%, 11/30/16	United States	700,000	841,750
EchoStar DBS Corp., senior note, 7.75%, 5/31/15	United States	700,000	765,625
Lamar Media Corp., senior sub. note, 7.875%, 4/15/18	United States	100,000	107,250
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	100,000	101,500
Time Warner Inc., 3.15%, 7/15/15	United States	1,500,000	1,571,826
[a]Univision Communications Inc., senior secured note, 144A,
12.00%, 7/01/14	United States	200,000	222,250
Viacom Inc., 4.375%, 9/15/14	United States	350,000	381,116
			6,103,817
Pharmaceuticals, Biotechnology & Life Sciences 1.7%
Abbott Laboratories, senior note, 2.70%, 5/27/15	United States	1,000,000	1,057,992
Celgene Corp., senior note, 2.45%, 10/15/15	United States	2,000,000	2,012,536
Merck & Co Inc., senior note, 1.875%, 6/30/11	United States	700,000	707,679
Pfizer Inc., senior note, 4.45%, 3/15/12	United States	250,000	263,131

Annual Report | 75

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Teva Pharmaceutical Finance II BV/III LLC, senior note, 3.00%, 6/15/15	Netherland Antilles	1,500,000		$1,576,317
Watson Pharmaceuticals Inc., senior note, 5.00%, 8/15/14	United States	750,000		822,100
				6,439,755
Real Estate 0.6%
[a]Dexus Finance Property Ltd., 144A, 7.125%, 10/15/14	Australia	750,000		853,175
Duke Realty LP, 7.375%, senior note, 7.375%, 2/15/15	United States	400,000		459,726
[a]WEA Finance/WT Finance Australia, 144A, 5.75%, 9/02/15	United States	750,000		843,688
				2,156,589
Retailing 0.2%
[a,c]Edcon Proprietary Ltd., senior secured note, 144A, FRN, 4.129%, 6/15/14	South Africa	200,000	EUR	232,447
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	400,000		422,000
				654,447
Software & Services 0.7%
eBay Inc., senior note, 0.875%, 10/15/13	United States	2,000,000		2,004,732
Oracle Corp., senior note, 3.75%, 7/08/14	United States	500,000		545,470
				2,550,202
Technology Hardware & Equipment 0.1%
Hewlett-Packard Co., senior note, 2.95%, 8/15/12	United States	500,000		521,388
Telecommunication Services 2.2%
AT&T Inc., 4.95%, 1/15/13	United States	700,000		760,776
Cellco Partnership/Verizon Wireless Capital LLC, senior note, 5.25%, 2/01/12	United States	200,000		211,601
Crown Castle International Corp., senior note, 9.00%, 1/15/15	United States	500,000		561,250
[a]Digicel SA, senior note, 144A, 12.00%, 4/01/14	Jamaica	200,000		235,250
Frontier Communications Corp., senior note, 7.875%, 4/15/15	United States	500,000		562,500
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	400,000		421,000
Sprint Capital Corp., senior note, 8.375%, 3/15/12	United States	3,000,000		3,221,250
[c]Telecom Italia Capital SA, senior note, FRN, 0.899%, 7/18/11	Italy	300,000		299,364
Telefonica SA, senior note, 4.949%, 1/15/15	Spain	1,500,000		1,657,846
Verizon New England Inc., senior note, 6.50%, 9/15/11	United States	200,000		209,618
Verizon New York Inc., senior deb., A, 6.875%, 4/01/12	United States	200,000		215,787
				8,356,242
Transportation 0.1%
[a]Air Canada, senior secured note, 144A, 9.25%, 8/01/15	Canada	300,000		314,250
Utilities 0.8%
Ameren Corp., senior note, 8.875%, 5/15/14	United States	200,000		232,362
Duke Energy Corp., senior note, 6.30%, 2/01/14	United States	750,000		860,351
Midamerican Energy Holdings Co., senior note, 3.15%, 7/15/12	United States	700,000		726,325
NRG Energy Inc., senior note, 7.25%, 2/01/14	United States	600,000		615,750
PG&E Corp., senior note, 5.75%, 4/01/14	United States	500,000		563,723
				2,998,511
Total Corporate Bonds (Cost $108,720,993)				114,072,344

76 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
[c,g]Senior Floating Rate Interests 3.3%
Capital Goods 0.2%
BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14	United States	51,881	$52,432
[e]Pinafore LLC/Inc., Term Loan B, 6.75%, 9/21/16	United States	227,987	230,961
RBS Global Inc. (Rexnord),
Incremental Tranche B-2, 2.563%, 7/22/13	United States	8,985	8,685
Tranche B-1 Term B Loan, 2.813%, 7/22/13	United States	229,428	223,405
TransDigm Inc., Term Loan B, 2.256% - 2.29%, 6/23/13	United States	68,960	68,288
			583,771
Commercial & Professional Services 0.3%
ARAMARK Corp.,
[e]Extended Synthetic L/C, 3.356%, 7/26/16	United States	21,337	21,217
Synthetic L/C, 1.981%, 1/26/14	United States	2,944	2,870
Term Loan B, 2.164%, 1/26/14	United States	36,548	35,627
[e]Term Loan B Extended, 3.539%, 7/26/16	United States	324,446	322,621
[e]Diversey Inc., Tranche B Dollar Term Loan, 5.50%, 11/24/15	United States	397,737	401,714
[e]Interactive Data Corp., Term Loan B, 6.75%, 1/29/17	United States	223,173	227,240
			1,011,289
Consumer Durables & Apparel 0.1%
Jarden Corp.,
Term Loan B1, 2.039%, 1/24/12	United States	80,000	80,200
Term Loan B4, 3.539%, 1/26/15	United States	104,844	105,050
Term Loan B5, 3.539%, 1/25/15	United States	9,742	9,761
			195,011
Consumer Services 0.5%
[e]Burger King Holdings Inc., Term Loan B, 6.25%, 10/19/16	United States	727,125	734,669
[e]DineEquity Inc., Term Facility, 6.75%, 10/19/17	United States	185,657	187,823
Education Management LLC, Term Loan C, 2.063%, 6/01/13	United States	448,563	417,845
[e]Penn National Gaming Inc., Term Loan B, 2.01% - 2.17%,
10/03/12	United States	303,754	302,159
Visant Corp. (Jostens), Tranche B Term Loan, 7.00%, 12/22/16	United States	459,326	463,824
			2,106,320
Diversified Financials 0.2%
MSCI Inc., Term Loan, 4.75%, 6/01/16	United States	193,534	194,955
[e]TransUnion LLC, Term Loan B, 6.75%, 6/15/17	United States	526,455	536,491
			731,446
Food & Staples Retailing 0.1%
SUPERVALU Inc.,
Term Loan B, 1.521% - 1.538%, 6/02/12	United States	40,887	39,869
[e]Term Loan B-2, 3.021% - 3.038%, 10/05/15	United States	501,870	489,393
			529,262
Food, Beverage & Tobacco 0.0%†
Dean Foods Co., 2016 Tranche B TL, 3.29%, 4/02/16	United States	91,603	91,732
Michael Foods Group Inc., Term Loan B, 6.25%, 6/21/16	United States	59,075	59,961
			151,693

Annual Report | 77

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
[c,g]Senior Floating Rate Interests (continued)
Health Care Equipment & Services 0.7%
Community Health Systems Inc.,
Delayed Draw Term Loan, 2.549%, 7/25/14	United States	31,558	$31,006
Term Loan, 2.549%, 7/25/14	United States	613,927	603,183
DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16	United States	298,396	301,224
Fresenius Medical Care Holdings Inc., Term Loan B,
1.63% - 1.664%, 3/31/13	Germany	22,883	22,630
HCA Inc.,
Term Loan B-1, 2.539%, 11/18/13	United States	103,405	101,314
Tranche B-2 Term Loan, 3.539%, 3/31/17	United States	664,757	653,311
[e]Universal Health Services Inc., Term Loan B, 6.25%, 10/15/16	United States	924,751	935,316
			2,647,984
Materials 0.2%
Celanese U.S. Holdings LLC, Dollar Term Loan, 3.29%, 4/02/14	United States	63,532	62,937
Georgia-Pacific LLC,
Term Loan B, 2.288% - 2.293%, 12/20/12	United States	135,000	135,023
Term Loan C, 3.539% - 3.543%, 12/23/14	United States	144,169	144,676
Nalco Co.,
Term Loan B-1, 4.50%, 10/05/17	United States	170,040	172,219
[e]Term Loan C-1, 2.007%, 5/13/16	United States	110,442	109,751
Rockwood Specialties Group Inc., Term Loan H, 6.00%, 5/15/14	United States	184,406	184,867
			809,473
Media 0.3%
Cinemark USA Inc., Extended Term Loan, 3.51% - 3.65%, 4/30/16	United States	167,713	168,341
CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2,
2.006%, 3/29/16	United States	728,499	722,580
Regal Cinemas Corp., Term Loan, 3.789%, 11/17/16	United States	190,029	190,600
UPC Financing Partnership, Term Loan T, 4.251%, 12/31/16	Netherlands	157,989	154,631
			1,236,152
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Mylan Inc., Term Loan B, 3.563%, 10/02/14	United States	95,779	96,063
[e]Valeant Pharmaceuticals International, Tranche B Term Loan,
4.00% - 5.50%, 9/27/16	United States	227,987	230,537
[e]Warner Chilcott Co. LLC, Term Loan B-4, 6.50%, 2/20/16	United States	230,448	232,074
[e]WC Luxco S.A.R.L., Term B-3 Loan, 6.50%, 2/20/16	Luxembourg	709,780	715,924
			1,274,598
Retailing 0.0%†
Dollar General Corp., Tranche B-1 Term Loan, 3.005% - 3.038%,
7/07/14	United States	134,257	132,980
Software & Services 0.1%
Fidelity National Information Services Inc., Term Loan B, 5.25%,
7/18/16	United States	207,749	210,308
SunGard Data Systems Inc., Tranche B U.S. Term Loan,
3.898% - 4.043%, 2/28/16	United States	74,933	74,172
			284,480

78 | Annual Report

	Franklin Investors Securities Trust

	Statement of Investments, October 31, 2010 (continued)

	Franklin Low Duration Total Return Fund	Country	Principal Amount*		Value
	[c,g]Senior Floating Rate Interests (continued)
	Technology Hardware & Equipment 0.0%†
	Flextronics International USA Inc.,
	A Closing Date Loan, 2.506%, 10/01/14	United States	49,404		$48,344
A	-1-A Delayed Draw Term Loan, 2.506%, 10/01/14	United States	8,489		8,307
A	-1-B Delayed Draw Term Loan, 2.505%, 10/01/14	United States	15,060		14,737
A	-3 Delayed Draw Term Loan, 2.506%, 10/01/14	United States	21,065		20,723
					92,111
	Telecommunication Services 0.2%
	Intelsat Corp. (PanAmSat),
	Incremental B-2-A, 2.79%, 1/03/14	United States	45,713		44,631
	Incremental B-2-B, 2.79%, 1/03/14	United States	45,699		44,617
	Incremental B-2-C, 2.79%, 1/03/14	United States	45,699		44,617
	[e]Tranche B-2-A, 2.79%, 1/03/14	United States	206,436		201,552
	[e]Tranche B-2-B, 2.79%, 1/03/14	United States	206,373		201,490
	[e]Tranche B-2-C, 2.79%, 1/03/14	United States	206,373		201,490
	Windstream Corp., Tranche B-2 Term Loan, 3.03% - 3.04%, 12/17/15	United States	53,605		53,792
					792,189
	Utilities 0.1%
	NRG Energy Inc.,
	Credit Link, 1.789%, 2/01/13	United States	104,201		102,136
	Term Loan, 1.75% - 1.789%, 2/01/13	United States	154,127		151,072
					253,208
	Total Senior Floating Rate Interests
	(Cost $12,676,214)				12,831,967
	Foreign Government and Agency Securities 10.7%
	[c,h]Government of Argentina, senior bond, FRN, 0.677%, 8/03/12	Argentina	30,000		7,044
	Government of Australia, TB123, 5.75%, 4/15/12	Australia	2,810,000	AUD	2,790,320
	Government of Hungary, 6.75%, 7/28/14	Hungary	300,000	EUR	446,591
	Government of Indonesia,
	FR36, 11.50%, 9/15/19	Indonesia	165,000,000	IDR	23,398
	FR51, 11.25%, 5/15/14	Indonesia	17,100,000,000	IDR	2,210,835
	Government of Israel, 2680, 7.00%, 4/29/11	Israel	730,000	ILS	205,317
	Government of Korea, senior note, 5.75%, 4/16/14	South Korea	210,000		236,519
	[a]Government of Lithuania, 144A, 6.75%, 1/15/15	Lithuania	250,000		278,437
	Government of Malaysia, senior bond,
	3.756%, 4/28/11	Malaysia	7,340,000	MYR	2,370,527
	3.833%, 9/28/11	Malaysia	7,940,000	MYR	2,573,543
	0309, 2.711%, 2/14/12	Malaysia	135,000	MYR	43,249
	Government of Mexico, MI10, 8.00%, 12/19/13	Mexico	38,350	[i] MXN	336,923
	Government of Norway, 6.00%, 5/16/11	Norway	15,610,000	NOK	2,717,961
	Government of Poland,
	4.75%, 4/25/12	Poland	7,030,000	PLN	2,471,818
	5.00%, 10/24/13	Poland	370,000	PLN	130,134
	5.75%, 4/25/14	Poland	4,595,000	PLN	1,648,285

Annual Report | 79

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Sri Lanka,
A, 12.00%, 7/15/11	Sri Lanka	960,000	LKR	$8,873
A, 8.50%, 1/15/13	Sri Lanka	3,400,000	LKR	30,867
A, 13.50%, 2/01/13	Sri Lanka	3,900,000	LKR	38,881
A, 7.00%, 3/01/14	Sri Lanka	470,000	LKR	4,019
A, 11.25%, 7/15/14	Sri Lanka	11,700,000	LKR	113,134
A, 11.00%, 8/01/15	Sri Lanka	13,400,000	LKR	128,072
B, 6.60%, 6/01/14	Sri Lanka	500,000	LKR	4,195
Government of Sweden,
5.25%, 3/15/11	Sweden	6,870,000	SEK	1,043,616
5.50%, 10/08/12	Sweden	26,280,000	SEK	4,238,045
Government of Venezuela,
10.75%, 9/19/13	Venezuela	35,000		33,841
[c,j]Reg S, FRN, 1.288%, 4/20/11	Venezuela	585,000		572,890
Korea Treasury Bond,
4.75%, 12/10/11	South Korea	95,000,000	KRW	86,282
4.25%, 12/10/12	South Korea	2,845,000,000	KRW	2,583,849
senior bond, 4.00%, 6/10/12	South Korea	7,450,000,000	KRW	6,720,982
New South Wales Treasury Corp., 6.00%, 5/01/12	Australia	2,180,000	AUD	2,165,164
Nota Do Tesouro Nacional,
10.00%, 1/01/13	Brazil	700	[k]BRL	398,146
10.00%, 1/01/12	Brazil	3,400	[k]BRL	1,968,881
[l]Index Linked, 6.00%, 5/15/17	Brazil	150	[k]BRL	171,873
Queensland Treasury Corp., 6.00%, 6/14/11	Australia	1,400,000	AUD	1,381,764
[a,c]Societe Financement de l’Economie Francaise, senior bond, 144A,
FRN, 0.489%, 7/16/12	France	1,000,000		1,002,348
Western Australia Treasury Corp., 5.50%, 7/17/12	Australia	305,000	AUD	300,863
Total Foreign Government and Agency Securities
(Cost $38,861,880)				41,487,486
U.S. Government and Agency Securities 28.2%
Bank of America Corp., FDIC Guaranteed, 2.375%, 6/22/12	United States	1,500,000		1,548,616
FHLB,
2.25%, 4/13/12	United States	3,500,000		3,597,650
5.75%, 5/15/12	United States	600,000		649,970
FHLMC,
5.125%, 7/15/12	United States	1,000,000		1,080,503
5.50%, 8/20/12	United States	1,200,000		1,310,538
3.50%, 5/29/13	United States	500,000		538,084
senior note, 1.75%, 6/15/12	United States	5,000,000		5,113,695
FNMA,
6.625%, 11/15/10	United States	800,000		802,062
5.00%, 10/15/11	United States	50,000		52,260
0.875%, 1/12/12	United States	4,000,000		4,026,044
1.00%, 4/04/12	United States	3,300,000		3,332,027
1.25%, 6/22/12	United States	2,000,000		2,029,480
0.625%, 9/24/12	United States	2,500,000		2,513,468
1.75%, 5/07/13	United States	3,900,000		4,021,879

80 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund

U.S. Government and Agency Securities (continued)
U.S. Treasury Note,
	Country	Principal Amount*	Value
1.375%, 5/15/12	United States	4,500,000	$4,574,884
0.75%, 5/31/12	United States	9,000,000	9,063,333
4.75%, 5/31/12	United States	7,500,000	8,027,932
4.875%, 6/30/12	United States	6,000,000	6,459,144
1.75%, 8/15/12	United States	7,500,000	7,692,480
1.375%, 10/15/12	United States	12,000,000	12,242,352
1.375%, 11/15/12	United States	8,500,000	8,676,638
1.375%, 2/15/13	United States	4,000,000	4,089,376
2.75%, 2/28/13	United States	4,000,000	4,223,124
1.375%, 3/15/13	United States	2,500,000	2,557,618
3.125%, 4/30/13	United States	3,000,000	3,206,718
1.00%, 7/15/13	United States	6,500,000	6,598,515
[m]Index Linked, 3.00%, 7/15/12	United States	607,097	645,799
Total U.S. Government and Agency Securities
(Cost $106,999,292)			108,674,189
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 8.4%
Banks 2.4%
Banc of America Commercial Mortgage Inc.,
[c]2006-3, AM, FRN, 6.007%, 7/10/44	United States	164,000	151,337
2006-4, AM, 5.675%, 7/10/46	United States	710,000	716,860
[a,c]Bear Stearns Commercial Mortgage Securities Inc., 2006-T24, B,
144A, FRN, 5.657%, 10/12/41	United States	2,000,000	1,317,368
[c]Capital One Auto Finance Trust, 2006-C, A4, FRN, 0.286%,
5/15/13	United States	53,823	53,513
[c]Citibank Credit Card Issuance Trust, 2009-A1, A1, FRN, 2.006%,
3/17/14	United States	2,000,000	2,042,781
[a,c]Citigroup Commercial Mortgage Trust, FRN, 144A, 0.326%,
4/15/22	United States	515,510	485,914
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.223%,
7/15/44	United States	125,000	128,320
[c]Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 0.736%, 12/25/31	United States	2,264	1,145
2002-3, 1A1, FRN, 0.996%, 5/25/32	United States	1,795	1,575
[c]FHLMC, 2996, FK, FRN, 0.506%, 6/15/35	United States	108,399	108,397
FNMA, G93-33, K, 7.00%, 9/25/23	United States	11,108	12,286
Greenwich Capital Commercial Funding Corp., 2005-GG5, B,
5.369%, 4/10/37	United States	1,600,000	1,181,304
[c]Homebanc Mortgage Trust, 2005-4, A1, FRN, 0.526%,
10/25/35	United States	459,326	354,185
[a,c]Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1,
144A, FRN, 0.336%, 6/15/20	United States	2,332,793	2,058,968
[c]Wells Fargo Mortgage Backed Securities Trust, 2004-W, A9, FRN,
2.994%, 11/25/34	United States	489,000	466,024
			9,079,977

Annual Report | 81

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials 5.9%
[c]Advanta Business Card Master Trust,
2005-A2, A2, FRN, 0.386%, 5/20/13	United States	18,251	$18,206
2007-A4, A4, FRN, 0.286%, 4/22/13	United States	36,502	36,412
[c]Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.136%, 11/25/34	United States	351,274	256,786
Capital One Multi-Asset Execution Trust,
[c]2006-A7, A7, FRN, 0.286%, 3/17/14	United States	2,500,000	2,497,681
[c]2008-A6, A6, FRN, 1.356%, 3/17/14	United States	2,500,000	2,512,446
2009-A2, A2, 3.20%, 4/15/14	United States	4,500,000	4,574,385
[c]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2,
2A2, FRN, 0.756%, 2/25/35	United States	30,273	23,413
[c]Chase Issuance Trust,
2007-A1, A1, FRN, 0.276%, 3/15/13	United States	500,000	499,928
2007-A9, A9, FRN, 0.286%, 6/16/14	United States	500,000	498,781
2009-A2, A2, FRN, 1.806%, 4/15/14	United States	3,000,000	3,057,396
Countrywide Home Loans, 2004-J8, 3A3, 5.50%, 12/25/34	United States	444,508	450,071
[c]Discover Card Master Trust,
2009-A1, A1, FRN, 1.556%, 12/15/14	United States	2,500,000	2,537,114
2009-A2, A, FRN, 1.556%, 2/17/15	United States	2,500,000	2,541,552
GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%,
5/10/43	United States	1,615,000	1,211,250
[a,c]JPMorgan Chase Commercial Mortgage Securities Corp.,
2007-FL1A, A1, 144A, FRN, 0.631%, 7/15/19	United States	2,493,615	2,243,170
			22,958,591
Real Estate 0.1%
[a,c]Credit Suisse Mortgage Capital Certificates, 2006-TF2A, A2,
144A, FRN, 0.426%, 10/15/21	United States	495,000	437,496
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $32,173,847)			32,476,064
Mortgage-Backed Securities 14.4%
[c]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.5%
FHLMC, 2.65%, 6/01/35	United States	1,150,116	1,203,949
FHLMC, 2.733%, 12/01/34	United States	62,706	65,284
FHLMC, 2.98%, 11/01/35	United States	747,428	785,896
FHLMC, 3.325%, 10/01/33	United States	48,891	50,463
			2,105,592
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.2%
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	1,442,894	1,536,076
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	390,228	423,971
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	2,517,984	2,672,575
			4,632,622

82 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities (continued)
[c]Federal National Mortgage Association (FNMA) Adjustable Rate 12.2%
FNMA, 1.723%, 5/01/33	United States	14,521	$14,963
FNMA, 1.725%, 6/01/34	United States	25,870	26,188
FNMA, 2.055%, 3/01/33	United States	53,402	55,184
FNMA, 2.058%, 1/01/35	United States	1,053,727	1,083,321
FNMA, 2.138%, 7/01/34	United States	40,144	41,691
FNMA, 2.145%, 4/01/35	United States	21,799	21,965
FNMA, 2.148%, 4/01/34	United States	7,673	7,987
FNMA, 2.246%, 4/01/33	United States	13,348	13,947
FNMA, 2.293%, 8/01/34	United States	84,773	88,478
FNMA, 2.385%, 2/01/35	United States	23,068	24,046
FNMA, 2.415%, 3/01/34	United States	25,287	26,433
FNMA, 2.471%, 3/01/35	United States	73,812	76,676
FNMA, 2.51%, 8/01/34	United States	10,172	10,602
FNMA, 2.55%, 12/01/34	United States	4,948	5,138
FNMA, 2.631%, 1/01/35	United States	525,134	547,204
FNMA, 2.645%, 11/01/33	United States	1,246,323	1,304,926
FNMA, 2.659%, 9/01/35	United States	523,716	542,978
FNMA, 2.661%, 3/01/35	United States	1,405,081	1,469,411
FNMA, 2.661%, 9/01/34	United States	527,515	552,599
FNMA, 2.76%, 4/01/33	United States	94,262	98,897
FNMA, 2.771%, 1/01/33	United States	12,036	12,609
FNMA, 2.779%, 2/01/36	United States	7,228,595	7,512,411
FNMA, 2.786%, 11/01/36	United States	144,308	151,437
FNMA, 2.801%, 5/01/34	United States	699,194	730,682
FNMA, 2.883%, 2/01/34	United States	30,700	32,180
FNMA, 3.047%, 4/01/36	United States	21,713,847	22,802,297
FNMA, 3.087%, 1/01/35	United States	24,291	25,408
FNMA, 3.351%, 11/01/32	United States	47,223	48,982
FNMA, 3.564%, 11/01/36	United States	6,960,386	7,244,232
FNMA, 4.103%, 8/01/33	United States	100,197	103,380
FNMA, 5.521%, 2/01/36	United States	2,301,825	2,431,680
			47,107,932
Federal National Mortgage Association (FNMA) Fixed Rate 0.5%
FNMA 15 Year, 4.50%, 1/01/24	United States	1,069,380	1,131,756
FNMA 30 Year, 5.00%, 3/01/38	United States	572,766	609,274
FNMA 30 Year, 9.00%, 12/01/20	United States	158	160
			1,741,190
[c]Government National Mortgage Association (GNMA) Adjustable
Rate 0.0%†
GNMA , 2.625%, 8/20/26 - 9/20/26	United States	36,493	37,742
GNMA, 3.375%, 4/20/26	United States	25,328	26,170
			63,912
Total Mortgage-Backed Securities
(Cost $55,062,530)			55,651,248

Annual Report | 83

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund		Country	Principal Amount*		Value
Municipal Bonds 2.1%
California State GO, Various Purpose, Refunding, 5.00%, 3/01/14		United States	1,475,000		$1,640,923
California State Judgement Trust COP, 1.684%, 6/01/15		United States	2,500,000		2,254,475
Florida Hurricane Catastrophe Fund Finance Corp. Revenue,
Series A, Monthly FRN, 1.036%, 10/15/12		United States	3,000,000		2,911,470
Illinois State GO, Build America Bonds, 4.55%, 7/01/14		United States	1,000,000		1,053,330
Total Municipal Bonds (Cost $7,810,602)					7,860,198
Total Investments before Short Term Investments
(Cost $362,305,358)					373,053,496
Short Term Investments 5.1%
Foreign Government and Agency Securities 1.5%
[n] Bank of Negara Monetary Note, 11/09/10 – 7/19/11		Malaysia	2,515,000	MYR	796,060
[n] Bank of Negara Monetary Note, 1110, 3/22/11		Malaysia	250,000	MYR	79,397
[n] Bank of Negara Monetary Note, 1810, 11/02/10		Malaysia	385,000	MYR	123,716
[n] Israel Treasury Bill, 1/05/11 – 4/06/11		Israel	6,564,900	ILS	1,789,259
[n] Malaysia Treasury Bill 5/06/11 – 7/01/11		Malaysia	230,000	MYR	72,677
[n] Norway Treasury Bill, 12/15/10 –	6/15/11	Norway	18,025,000	NOK	3,043,728
[n] Sri Lanka Treasury Bill, 7/08/11		Sri Lanka	450,000	LKR	3,844
Total Foreign Government and Agency Securities
(Cost $5,667,815)					5,908,681
U.S. Government and Agency Securities (Cost $1,619,830) 0.4%
[n],o U.S. Treasury Bill, 11/26/10		United States	1,620,000		1,619,866
Total Investments before Money Market Funds
(Cost $369,593,003)					380,582,043

			Shares
Money Market Funds (Cost $12,335,217) 3.2%
[p,q]Institutional Fiduciary Trust Money Market Portfolio, 0.00%		United States	12,335,217		12,335,217
Total Investments (Cost $381,928,220) 101.8%					392,917,260
Other Assets, less Liabilities (1.8)%					(6,880,774)
Net Assets 100.0%					$386,036,486

84 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund

*	The principal amount is stated in U.S. dollars unless otherwise indicated.
†	Rounds to less than 0.1% of net assets.
[a]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2010, the aggregate value of these securities was $26,066,954, representing 6.75% of net assets.
[b]	Perpetual security with no stated maturity date.
[c]	The coupon rate shown represents the rate at period end.
[d]	See Note 8 regarding defaulted securities.
[e]	A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(c).
[f]	Income may be received in additional securities and/or cash.
[g]	See Note 1(f) regarding senior floating rate interests.
[h]	The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[i]	Principal amount is stated in 100 Mexican Peso Units.
[j]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2010, the value of this security was $572,890, representing 0.15% of net assets.
[k]	Principal amount is stated in 1000 Brazilian Real Units.
[l]	Redemption price at maturity is adjusted for inflation. See Note 1(h).
[m]	Principal amount of security is adjusted for inflation. See Note 1(h).
[n]	The security is traded on a discount basis with no stated coupon rate.
[o]	Security or a portion of the security has been segregated as collateral for open swap contracts and open future contracts. At October 31, 2010, the value of this security amounted to $1,299,891.
[p]	Non-income producing.
[q]	See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At October 31, 2010, the fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
		Number of			Unrealized	Unrealized
Description	Type	Contracts	Notional Amount	Delivery Date	Appreciation	Depreciation
U.S. Treasury 2 Year Note	Long	90	$18,000,000	12/31/10	$79,933	$—
U.S. Treasury 5 Year Note	Short	62	6,200,000	12/31/10	—	(126,577)
U.S. Treasury 10 Year Note	Short	41	4,100,000	12/21/10	—	(78,374)
Unrealized appreciation (depreciation)					79,933	(204,951)
Net unrealized appreciation (depreciation)						$(125,018)

Annual Report | 85

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund

At October 31, 2010, the fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Amount	Date	Appreciation	Depreciation
Japanese Yen	BZWS	Sell	55,436,000	$618,999	11/10/10	$—	$(69,925)
Japanese Yen	UBSW	Sell	172,318,944	1,932,000	11/17/10	—	(209,590)
Euro	DBAB	Sell	332,718	495,916	11/29/10	32,976	—
Mexican Peso	CITI	Sell	121,000	8,910	12/02/10	—	(867)
Euro	UBSW	Sell	373,000	533,334	1/11/11	14,673	—
Euro	BZWS	Sell	147,003	211,537	1/12/11	7,131	—
Philippine Peso	JPHQ	Buy	5,053,000	108,651	1/13/11	8,522	—
Euro	BZWS	Sell	227,000	329,377	1/14/11	13,745	—
Philippine Peso	HSBC	Buy	810,000	17,319	1/14/11	1,462	—
Euro	DBAB	Sell	47,000	67,989	1/18/11	2,641	—
Euro	CITI	Sell	532,000	751,051	1/27/11	11,473	—
Japanese Yen	DBAB	Sell	120,543,920	1,337,000	2/02/11	—	(162,388)
Malaysian Ringgit	DBAB	Buy	462,000	134,568	2/17/11	12,833	—
Indian Rupee	DBAB	Buy	1,355,000	29,856	4/11/11	—	(189)
Indian Rupee	DBAB	Buy	2,905,000	64,001	4/12/11	—	(409)
Indian Rupee	JPHQ	Buy	1,951,000	43,107	4/13/11	—	(405)
Indian Rupee	JPHQ	Buy	1,915,000	42,311	4/15/11	—	(411)
Indian Rupee	DBAB	Buy	673,000	14,824	4/19/11	—	(108)
Indian Rupee	JPHQ	Buy	957,000	21,056	4/19/11	—	(131)
Chilean Peso	MSCO	Buy	62,760,000	119,484	4/25/11	7,339	—
Indian Rupee	DBAB	Buy	1,361,000	30,051	4/26/11	—	(325)
Chilean Peso	JPHQ	Buy	29,522,000	56,206	4/27/11	3,444	—
Indian Rupee	JPHQ	Buy	194,000	4,281	4/27/11	—	(44)
Chilean Peso	CITI	Buy	47,586,000	91,161	4/28/11	4,981	—
Indian Rupee	JPHQ	Buy	963,000	21,249	4/28/11	—	(222)
Indian Rupee	JPHQ	Buy	964,000	21,280	4/29/11	—	(234)
Indian Rupee	JPHQ	Buy	60,155,900	1,330,000	5/04/11	—	(17,547)
Indian Rupee	DBAB	Buy	1,843,000	38,784	6/01/11	1,279	—
Indian Rupee	HSBC	Buy	2,130,000	44,252	6/03/11	2,036	—
Indian Rupee	DBAB	Buy	1,358,000	28,093	6/07/11	1,404	—
Euro	DBAB	Sell	1,680,000	2,029,020	6/08/11	—	(301,010)
Indian Rupee	HSBC	Buy	362,000	7,600	6/08/11	262	—
Indian Rupee	DBAB	Buy	368,000	7,656	6/10/11	334	—
Indian Rupee	HSBC	Buy	910,000	18,934	6/13/11	816	—
Indian Rupee	DBAB	Buy	920,000	19,299	6/16/11	660	—
Indian Rupee	DBAB	Buy	838,000	17,601	6/20/11	569	—
Indonesian Rupiah	JPHQ	Buy	5,835,300,000	617,361	6/30/11	10,202	—
Euro	DBAB	Sell	163,358	205,765	7/07/11	—	(20,669)
Euro	DBAB	Sell	1,970,000	2,600,400	8/11/11	—	(128,378)
Euro	MSCO	Sell	180,000	230,452	8/15/11	—	(18,858)
Euro	DBAB	Sell	231,000	296,241	8/16/11	—	(23,700)
Euro	DBAB	Sell	59,600	76,329	8/18/11	—	(6,216)
Euro	DBAB	Sell	298,775	383,439	8/23/11	—	(30,316)
Euro	BZWS	Sell	2,400	3,037	8/25/11	—	(286)
Euro	MSCO	Sell	121,183	153,395	8/26/11	—	(14,414)

86 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Amount	Date	Appreciation	Depreciation
Euro	UBSW	Sell	15,642	$19,794	8/26/11	$—	$(1,867)
Euro	JPHQ	Sell	23,000	29,065	8/29/11	—	(2,782)
Euro	JPHQ	Sell	6,904	8,716	8/29/11	—	(843)
Malaysian Ringgit	JPHQ	Buy	90,000	28,182	8/29/11	209	—
Euro	DBAB	Sell	2,910,000	3,704,168	8/30/11	—	(325,150)
Philippine Peso	JPHQ	Buy	94,860,000	2,040,000	9/01/11	124,381	—
British Pound	DBAB	Sell	53,750	85,076	10/03/11	—	(706)
Philippine Peso	DBAB	Buy	2,962,000	65,828	10/04/11	1,639	—
Philippine Peso	HSBC	Buy	2,376,000	52,723	10/04/11	1,397	—
Euro	DBAB	Sell	1,355,000	1,853,145	10/05/11	—	(21,713)
Philippine Peso	DBAB	Buy	3,542,000	79,093	10/05/11	1,581	—
Philippine Peso	HSBC	Buy	3,543,000	79,159	10/05/11	1,538	—
Philippine Peso	JPHQ	Buy	936,000	20,910	10/06/11	408	—
Indian Rupee	DBAB	Buy	37,626,250	810,387	10/07/11	—	(5,384)
Philippine Peso	DBAB	Buy	2,908,000	65,369	10/07/11	858	—
Philippine Peso	CITI	Buy	1,164,000	26,318	10/11/11	185	—
Philippine Peso	DBAB	Buy	2,327,000	52,553	10/11/11	431	—
Philippine Peso	HSBC	Buy	2,331,000	52,560	10/11/11	515	—
Philippine Peso	JPHQ	Buy	1,160,000	26,186	10/11/11	227	—
Philippine Peso	DBAB	Buy	693,000	15,726	10/12/11	50	—
Philippine Peso	HSBC	Buy	1,155,000	26,016	10/13/11	279	—
Philippine Peso	JPHQ	Buy	2,582,000	58,265	10/13/11	519	—
Euro	HSBC	Sell	6,000	8,341	10/17/11	41	—
Japanese Yen	DBAB	Sell	59,567,300	736,035	10/28/11	—	(7,923)
Euro	DBAB	Sell	1,051,000	1,440,711	10/31/11	—	(12,769)
British Pound	DBAB	Sell	53,750	84,710	10/01/12	—	(603)
British Pound	DBAB	Sell	53,750	84,226	10/01/13	—	(622)
British Pound	DBAB	Sell	1,053,750	1,642,796	10/01/14	—	(11,599)
Unrealized appreciation (depreciation)						273,040	(1,398,603)
Net unrealized appreciation (depreciation)							$(1,125,563)

At October 31, 2010, the fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

						Upfront
			Periodic			Premiums
	Counter-	Notional	Payment	Expiration	Market	Paid/	Unrealized	Unrealized
Description	party[a]	Amount[b]	Rate	Date	Value	(Received)	Appreciation	Depreciation	Rating[c]
Contracts to Buy Protection
Single Name
Bank of America Corp.	FBCO	$2,000,000	1.00%	6/20/15	$68,253	$24,551	$43,702	$—
Belo Corp.	BOFA	1,000,000	5.00%	3/20/11	(81,431)	(56,946)	—	(24,485)
Belo Corp.	FBCO	1,000,000	5.00%	3/20/11	(81,431)	(60,074)	—	(21,357)
Centex Corp.	FBCO	1,500,000	5.00%	9/20/12	(81,313)	(97,343)	16,030	—
Citadel Finance Ltd.	FBCO	1,500,000	5.00%	12/20/11	(59,073)	(46,763)	—	(12,310)
International Lease Finance
Corp.	GSCO	2,750,000	5.00%	9/20/12	(154,920)	(160,382)	5,462	—

								Annual Report		|	87

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Low Duration Total Return Fund

Credit Default Swap Contracts (continued)

						Upfront
			Periodic			Premiums
Counter-		Notional	Payment	Expiration	Market	Paid/	Unrealized	Unrealized
Description	party[a]	Amount[b]	Rate	Date	Value	(Received)	Appreciation	Depreciation	Rating[c]
Contracts to Buy Protection (continued)
Single Name (continued)
PHH Corp.	BOFA	$1,000,000	5.00%	3/20/13	$(3,621)	$3,071	$—	$(6,692)
Rock-Tenn Co.	UBSW	1,308,000	5.00%	3/20/14	(129,855)	(121,530)	—	(8,325)
Sprint Nextel Corp.	FBCO	3,000,000	5.00%	3/20/12	(171,405)	(100,398)	—	(71,007)
Starwood Hotels & Resorts
Worldwide Inc.	FBCO	1,000,000	5.00%	3/20/13	(101,093)	(79,241)	—	(21,852)
Toll Brothers Finance Corp.	MSCO	500,000	5.00%	3/20/14	(53,404)	(49,810)	—	(3,594)
Wendy’s International Inc.	MSCO	2,000,000	5.00%	6/20/14	(152,823)	(243,865)	91,042	—
Contracts to Sell Protection[d]
Single Name
Freescale Semiconductor Inc.	DBAB	400,000	5.00%	12/20/14	(30,386)	(64,565)	34,179	—	CCC
Freescale Semiconductor Inc.	FBCO	400,000	5.00%	12/20/14	(30,386)	(67,366)	36,980	—	CCC
Merrill Lynch & Co. Inc.	FBCO	2,000,000	1.00%	6/20/15	(81,984)	(54,180)	—	(27,804)	A
Oshkosh Truck Corp.	FBCO	60,000	2.50%	9/20/11	530	285	245	—	BB+
Traded Index
CDX.NA.HY.15	MSCO	2,000,000	5.00%	12/20/15	6,400	(63,876)	70,276	—	Non
									Investment
									Grade
CDX.NA.IG.15	FBCO	2,000,000	1.00%	12/20/15	4,626	(7,936)	12,562	—	Investment
									Grade
LCDX.NA.14	FBCO	12,500,000	2.50%	6/20/15	(190,575)	(644,519)	453,944	—	Non
									Investment
									Grade
Unrealized appreciation (depreciation)							764,422	(197,426)
Net unrealized appreciation (depreciation)							$566,996

aPositions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund.

The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

Counterparty	Collateral Posted (Received)
BOFA	$99,992
FBCO	729,939
MSCO	269,978
Total collateral for credit default swaps	$1,099,909

bFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts. cBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors. dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy for traded index swaps.

See Abbreviations on page 149.

88 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Financial Highlights

Franklin Total Return Fund
			Year Ended October 31,
Class A	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.65	$8.60	$9.92	$9.95	$9.91
Income from investment operations[a]:
Net investment income	0.401	0.480	0.449	0.469	0.439
Net realized and unrealized gains (losses)	0.710	1.190	(1.289)	(0.010)	0.096
Total from investment operations	1.111	1.670	(0.840)	0.459	0.535
Less distributions from net investment income and net
foreign currency gains	(0.431)	(0.620)	(0.480)	(0.489)	(0.495)
Redemption fees[b]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$10.33	$9.65	$8.60	$9.92	$9.95

Total return[d]	11.81%	20.25%	(8.79)%	4.62%	5.56%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.95%	1.01%	1.01%	1.03%	1.03%
Expenses net of waiver and payments by affiliates[e]	0.87%	0.85%	0.85%	0.85%	0.85%
Net investment income	4.14%	4.75%	4.68%	4.69%	4.39%

Supplemental data
Net assets, end of year (000’s)	$1,867,411	$1,244,157	$780,551	$683,736	$406,242
Portfolio turnover rate	131.91%	187.73%	300.07%	313.08%	251.50%
Portfolio turnover rate excluding mortgage dollar rolls[f]	53.26%	59.67%	68.00%	92.51%	89.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

 bEffective September 1, 2008, the redemption fee was eliminated.

cAmount rounds to less than $0.001 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 89

Franklin Investors Securities Trust

Financial Highlights (continued)

Franklin Total Return Fund
		Year Ended October 31,
Class B	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.65	$8.60	$9.92	$9.94	$9.91
Income from investment operations[a]:
Net investment income	0.389	0.406	0.412	0.422	0.392
Net realized and unrealized gains (losses)	0.685	1.230	(1.291)	0.007	0.094
Total from investment operations	1.074	1.636	(0.879)	0.429	0.486
Less distributions from net investment income and net foreign
currency gains	(0.394)	(0.586)	(0.441)	(0.449)	(0.456)
Redemption fees[b]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$10.33	$9.65	$8.60	$9.92	$9.94

Total return[d]	11.52%	19.67%	(9.15)%	4.31%	5.04%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.35%	1.41%	1.41%	1.43%	1.43%
Expenses net of waiver and payments by affiliates[e]	1.27%	1.25%	1.25%	1.25%	1.25%
Net investment income	3.74%	4.35%	4.28%	4.29%	3.99%

Supplemental data
Net assets, end of year (000’s)	$18,454	$22,492	$19,176	$20,422	$21,028
Portfolio turnover rate	131.91%	187.73%	300.07%	313.08%	251.50%
Portfolio turnover rate excluding mortgage dollar rolls[f]	53.26%	59.67%	68.00%	92.51%	89.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bEffective September 1, 2008, the redemption fee was eliminated.

cAmount rounds to less than $0.001 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

 eBenefit of expense reduction rounds to less than 0.01%.

 fSee Note 1(e) regarding mortgage dollar rolls.

90 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Financial Highlights (continued)

Franklin Total Return Fund
		Year Ended October 31,
Class C	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.65	$8.60	$9.91	$9.94	$9.91
Income from investment operations[a]:
Net investment income	0.357	0.473	0.406	0.424	0.395
Net realized and unrealized gains (losses)	0.706	1.163	(1.275)	(0.005)	0.089
Total from investment operations	1.063	1.636	(0.869)	0.419	0.484
Less distributions from net investment income and net foreign
currency gains	(0.393)	(0.586)	(0.441)	(0.449)	(0.454)
Redemption fees[b]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$10.32	$9.65	$8.60	$9.91	$9.94

Total return[d]	11.40%	19.67%	(9.15)%	4.31%	5.03%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.35%	1.41%	1.41%	1.43%	1.43%
Expenses net of waiver and payments by affiliates[e]	1.27%	1.25%	1.25%	1.25%	1.25%
Net investment income	3.74%	4.35%	4.28%	4.29%	3.99%

Supplemental data
Net assets, end of year (000’s)	$366,888	$237,596	$103,564	$84,457	$46,110
Portfolio turnover rate	131.91%	187.73%	300.07%	313.08%	251.50%
Portfolio turnover rate excluding mortgage dollar rolls[f]	53.26%	59.67%	68.00%	92.51%	89.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bEffective September 1, 2008, the redemption fee was eliminated.

cAmount rounds to less than $0.001 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fSee Note 1(e) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 91

Franklin Investors Securities Trust

Financial Highlights (continued)

Franklin Total Return Fund
		Year Ended October 31,
Class R	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.65	$8.60	$9.92	$9.94	$9.91
Income from investment operations[a]:
Net investment income	0.390	0.425	0.422	0.439	0.407
Net realized and unrealized gains (losses)	0.698	1.224	(1.286)	0.005	0.093
Total from investment operations	1.088	1.649	(0.864)	0.444	0.500
Less distributions from net investment income and net foreign
currency gains	(0.408)	(0.599)	(0.456)	(0.464)	(0.470)
Redemption fees[b]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$10.33	$9.65	$8.60	$9.92	$9.94

Total return[d]	11.55%	19.97%	(9.01)%	4.47%	5.20%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.20%	1.26%	1.26%	1.28%	1.28%
Expenses net of waiver and payments by affiliates[e]	1.12%	1.10%	1.10%	1.10%	1.10%
Net investment income	3.89%	4.50%	4.43%	4.44%	4.14%

Supplemental data
Net assets, end of year (000’s)	$86,750	$85,024	$68,775	$57,935	$30,219
Portfolio turnover rate	131.91%	187.73%	300.07%	313.08%	251.50%
Portfolio turnover rate excluding mortgage dollar rolls[f]	53.26%	59.67%	68.00%	92.51%	89.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bEffective September 1, 2008, the redemption fee was eliminated.

cAmount rounds to less than $0.001 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

 eBenefit of expense reduction rounds to less than 0.01%.

 fSee Note 1(e) regarding mortgage dollar rolls.

92 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Financial Highlights (continued)

Franklin Total Return Fund
		Year Ended October 31,
Advisor Class	2010	2009	2008	2007	2006
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.67	$8.61	$9.93	$9.96	$9.92
Income from investment operations[a]:
Net investment income	0.431	0.517	0.479	0.497	0.470
Net realized and unrealized gains (losses)	0.705	1.186	(1.295)	(0.012)	0.090
Total from investment operations	1.136	1.703	(0.816)	0.485	0.560
Less distributions from net investment income and net foreign
currency gains	(0.456)	(0.643)	(0.504)	(0.515)	(0.520)
Redemption fees[b]	—	—	—[c]	—[c]	—[c]
Net asset value, end of year	$10.35	$9.67	$8.61	$9.93	$9.96

Total return	12.17%	20.52%	(8.64)%	4.99%	5.82%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.70%	0.76%	0.76%	0.78%	0.78%
Expenses net of waiver and payments by affiliates[d]	0.62%	0.60%	0.60%	0.60%	0.60%
Net investment income	4.39%	5.00%	4.93%	4.94%	4.64%

Supplemental data
Net assets, end of year (000’s)	$972,218	$668,955	$345,256	$280,776	$222,992
Portfolio turnover rate	131.91%	187.73%	300.07%	313.08%	251.50%
Portfolio turnover rate excluding mortgage dollar rolls[e]	53.26%	59.67%	68.00%	92.51%	89.19%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bEffective September 1, 2008, the redemption fee was eliminated.

cAmount rounds to less than $0.001 per share.

 dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(e) regarding mortgage dollar rolls.

Annual Report | The accompanying notes are an integral part of these financial statements. | 93

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010

Franklin Total Return Fund	Country/Organization	Shares		Value
Common Stocks 0.1%
Consumer Durables & Apparel 0.0%
[a,b]Comfort Co. Inc.	United States	716		$—
Consumer Services 0.1%
[a,c,d]Turtle Bay Resort	United States	1,550,568		1,550,568
Media 0.0%†
[a]Charter Communications Inc., A	United States	1,331		43,137
[a,d]Dex One Corp.	United States	24,301		170,350
				213,487
Total Common Stocks (Cost $2,311,187)				1,764,055
Convertible Preferred Stocks (Cost $999,614) 0.0%†
Automobiles & Components 0.0%†
[a]General Motors Corp., 6.25%, cvt. pfd., C	United States	43,500		366,270
Preferred Stocks 0.1%
Diversified Financials 0.1%
Citigroup Capital XIII, 8.75%, pfd.	United States	93,000		2,453,689
[e]GMAC Inc., 7.00%, pfd., 144A	United States	462		410,602
Total Preferred Stocks (Cost $2,489,010)				2,864,291

		Principal Amount*
Convertible Bonds (Cost $2,096,645) 0.1%
Software & Services 0.1%
[e]VeriFone Holdings Inc., cvt., senior note, 144A, 1.375%, 6/15/12	United States	2,100,000		2,134,125
Corporate Bonds 33.7%
Automobiles & Components 0.3%
[e]Conti-Gummi Finance BV, senior secured note, 144A,
7.50%, 9/15/17	Germany	1,300,000	EUR	1,868,278
Ford Motor Credit Co. LLC, senior note,
7.50%, 8/01/12	United States	2,000,000		2,147,500
7.00%, 4/15/15	United States	1,000,000		1,106,232
6.625%, 8/15/17	United States	1,500,000		1,680,168
8.125%, 1/15/20	United States	1,000,000		1,224,936
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	2,500,000		2,675,000
				10,702,114
Banks 3.0%
Barclays Bank PLC, senior note, 5.125%, 1/08/20	United Kingdom	8,000,000		8,673,200
BB&T Corp., senior note, 6.85%, 4/30/19	United States	6,800,000		8,284,930
[e,f]BNP Paribas, 144A, 7.195%, Perpetual	France	3,500,000		3,561,250
Countrywide Financial Corp., 4.00%, 3/22/11	United States	1,300,000		1,316,907
Discover Bank, sub. note, 8.70%, 11/18/19	United States	4,000,000		4,848,756
[g]Fifth Third Capital Trust IV, junior sub. note, FRN, 6.50%, 4/15/67	United States	3,000,000		2,865,000
HSBC Holdings PLC, sub. note, 6.50%, 9/15/37	United Kingdom	3,000,000		3,234,966
HSBC USA Inc., sub. note, 5.00%, 9/27/20	United States	9,500,000		9,535,853

94 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)
Banks (continued)
[h]HSBK (Europe) BV, Reg S, 7.25%, 5/03/17	Kazakhstan	3,850,000	$3,979,535
[e]Lloyds TSB Bank PLC, senior sub. note, 144A, 6.50%, 9/14/20	United Kingdom	8,800,000	9,083,517
MGIC Investment Corp., senior note, 5.625%, 9/15/11	United States	5,250,000	5,335,312
PNC Funding Corp., senior note, 5.125%, 2/08/20	United States	7,000,000	7,611,100
Regions Financial Corp., senior note, 7.75%, 11/10/14	United States	4,500,000	4,928,773
Royal Bank of Scotland Group PLC, senior note, 6.40%, 10/21/19	United Kingdom	7,000,000	7,652,365
SVB Financial Group, senior note, 5.375%, 9/15/20	United States	6,000,000	6,100,776
[f]Wachovia Capital Trust III, junior sub. bond, 5.80%,
Perpetual	United States	4,000,000	3,560,000
Wells Fargo & Co., senior note, 3.625%, 4/15/15	United States	1,000,000	1,054,501
[f]Wells Fargo Capital XIII, pfd., 7.70%, Perpetual	United States	2,000,000	2,085,000
[f]Wells Fargo Capital XV, pfd., 9.75%, Perpetual	United States	5,500,000	6,204,550
Wells Fargo Financial Inc., senior note, 5.50%, 8/01/12	United States	850,000	912,955
			100,829,246
Capital Goods 0.7%
[e]Abengoa Finance SAU, senior note, 144A, 8.875%,
11/01/17	Spain	2,800,000	2,784,250
[e]Allison Transmission Inc., senior note, 144A, 11.00%,
11/01/15	United States	2,100,000	2,283,750
[e]Case New Holland Inc., senior note, 144A, 7.875%,
12/01/17	United States	2,100,000	2,362,500
Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15	United States	300,000	300,000
Hubbell Inc., 6.375%, 5/15/12	United States	1,000,000	1,068,858
Ingersoll-Rand Global Holding Co. Ltd., senior note, 9.50%,
4/15/14	United States	3,900,000	4,837,970
Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	2,500,000	2,703,125
[e]Pinafore LLC/Inc., senior secured note, 144A, 9.00%,
10/01/18	United States	400,000	430,000
RBS Global & Rexnord Corp., senior note, 8.50%,
5/01/18	United States	3,000,000	3,165,000
RSC Equipment Rental Inc. and RSC Holdings III LLC,
senior note,
9.50%, 12/01/14	United States	1,000,000	1,048,750
10.25%, 11/15/19	United States	1,000,000	1,092,500
United Rentals North America Inc., senior sub. note,
8.375%, 9/15/20	United States	800,000	816,000
			22,892,703
Commercial & Professional Services 0.1%
[i]Diversey Holdings Inc., senior note, PIK, 10.50%,
5/15/20	United States	1,600,000	1,790,533
[e]Interactive Data Corp., senior note, 144A, 10.25%,
8/01/18	United States	600,000	659,250
			2,449,783

Annual Report | 95

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Durables & Apparel 0.7%
Centex Corp., senior note,
7.50%, 1/15/12	United States	3,750,000	$3,918,750
5.45%, 8/15/12	United States	6,500,000	6,678,750
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	2,500,000	2,671,875
[e]Libbey Glass Inc., senior secured note, 144A, 10.00%,
2/15/15	United States	1,000,000	1,092,500
Meritage Homes Corp., senior note, 6.25%, 3/15/15	United States	5,000,000	5,050,000
Toll Brothers Finance Corp., senior note, 4.95%, 3/15/14	United States	3,910,000	4,025,075
			23,436,950
Consumer Services 2.2%
[e]CKE Restaurants Inc., senior secured note, 144A,
11.375%, 7/15/18	United States	2,000,000	2,170,000
Harrah’s Operating Co. Inc., senior secured note, 11.25%,
6/01/17	United States	5,000,000	5,537,500
[e]Marina District Finance Co. Inc., senior secured note,
144A,
9.50%, 10/15/15	United States	500,000	495,625
9.875%, 8/15/18	United States	700,000	694,750
MGM Resorts International, senior note, 6.625%,
7/15/15	United States	4,500,000	3,965,625
Norwegian Cruise Line Ltd., senior secured note, 11.75%,
11/15/16	United States	2,500,000	2,887,500
Pinnacle Entertainment Inc., senior sub. note, 7.50%,
6/15/15	United States	2,500,000	2,500,000
Royal Caribbean Cruises Ltd., senior note, 7.25%,
6/15/16	United States	2,500,000	2,715,625
Sheraton Holding Corp., senior bond, 7.375%, 11/15/15	United States	9,000,000	10,158,750
[e]Shingle Springs Tribal Gaming Authority, senior note, 144A,
9.375%, 6/15/15	United States	1,400,000	959,000
Starwood Hotels & Resorts Worldwide Inc., senior note,
6.25%, 2/15/13	United States	3,682,000	3,939,740
7.875%, 10/15/14	United States	6,750,000	7,762,500
6.75%, 5/15/18	United States	1,500,000	1,668,750
7.15%, 12/01/19	United States	1,000,000	1,132,500
[j]Station Casinos Inc., senior note, 7.75%, 8/15/16	United States	1,000,000	110
Universal City Development,
senior note, 8.875%, 11/15/15	United States	1,500,000	1,597,500
senior sub. note, 10.875%, 11/15/16	United States	200,000	221,500
[e]Visant Corp., senior note, 144A, 10.00%, 10/01/17	United States	2,800,000	2,989,000
Wendy’s International Inc., senior note, 6.20%, 6/15/14	United States	18,401,000	19,275,047
Yum! Brands Inc., senior note, 5.30%, 9/15/19	United States	3,000,000	3,346,677
			74,017,699
Diversified Financials 7.8%
[e]Ally Financial Inc., senior bond, 144A, 7.50%, 9/15/20	United States	500,000	542,500
American Express Centurion, senior note, 5.95%,
6/12/17	United States	800,000	908,687

96 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Corporate Bonds (continued)
Diversified Financials (continued)
American Express Co., senior note, 7.00%, 3/19/18	United States	4,300,000		$5,172,603
American Express Credit Corp., senior note, 5.375%,
10/01/14	United States	4,400,000	GBP	7,513,256
Bank of America Corp.,
4.50%, 4/01/15	United States	8,000,000		8,339,240
[f]pfd., sub. bond, M, 8.125%, Perpetual	United States	6,000,000		6,062,520
The Bear Stearns Cos. LLC, senior note, B, 6.95%,
8/10/12	United States	1,100,000		1,214,044
Capital One Bank USA NA, sub. note, 8.80%, 7/15/19	United States	5,000,000		6,352,200
Capital One Capital VI, pfd., junior sub. bond, 8.875%,
5/15/40	United States	9,600,000		10,200,000
CIT Group Inc., senior secured sub. bond, 7.00%,
5/01/17	United States	3,000,000		3,000,000
[e]Citadel Finance Ltd., senior bond, 144A, 6.25%,
12/15/11	United States	18,500,000		19,087,948
Citigroup Inc.,
senior note, 6.50%, 8/19/13	United States	250,000		279,128
senior note, 5.50%, 10/15/14	United States	5,000,000		5,472,525
senior note, 8.125%, 7/15/39	United States	4,400,000		5,541,067
sub. note, 5.00%, 9/15/14	United States	4,000,000		4,196,316
Commonwealth Edison Co., secured bond, 6.45%,
1/15/38	United States	700,000		813,189
Credit Suisse of New York, senior note, 4.375%,
8/05/20	Switzerland	4,000,000		4,119,480
Deutsche Bank AG, 4.875%, 5/20/13	Germany	6,100,000		6,638,841
The Export-Import Bank of Korea, senior note, 8.125%,
1/21/14	South Korea	3,700,000		4,356,794
General Electric Capital Corp., senior note,
5.625%, 5/01/18	United States	500,000		559,618
6.00%, 8/07/19	United States	8,000,000		9,053,344
A, 8.50%, 4/06/18	United States	245,000,000	MXN	20,076,116
GMAC Inc.,
senior note, 6.875%, 9/15/11	United States	1,500,000		1,543,125
senior note, 6.875%, 8/28/12	United States	3,000,000		3,165,000
sub. note, 8.00%, 12/31/18	United States	1,000,000		1,045,000
The Goldman Sachs Group Inc.,
senior bond, 5.375%, 3/15/20	United States	10,000,000		10,600,260
sub. note, 6.75%, 10/01/37	United States	2,700,000		2,843,648
International Lease Finance Corp., 5.00%, 9/15/12	United States	20,000,000		20,300,000
JPMorgan Chase & Co.,
6.30%, 4/23/19	United States	7,500,000		8,767,335
[f]junior sub. note, 1, 7.90%, Perpetual	United States	6,500,000		6,952,485
senior note, 4.25%, 10/15/20	United States	9,000,000		9,083,943
JPMorgan Chase Bank NA, sub. note, 6.00%, 10/01/17	United States	3,000,000		3,419,232
JPMorgan Chase Capital XXII, sub. bond, 6.45%,
2/02/37	United States	4,000,000		3,875,840
[e]KKR Group Finance Co., senior note, 144A, 6.375%,
9/29/20	United States	5,900,000		6,024,590

Annual Report | 97

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)
Diversified Financials (continued)
Lazard Group, senior note, 6.85%, 6/15/17	United States	4,850,000	$5,213,896
Merrill Lynch & Co. Inc., 6.875%, 4/25/18	United States	12,000,000	13,505,139
Moody’s Corp., senior note, 5.50%, 9/01/20	United States	8,000,000	8,258,688
Morgan Stanley, senior note,
6.00%, 4/28/15	United States	2,140,000	2,381,043
5.50%, 1/26/20	United States	10,000,000	10,427,700
[g]FRN, 2.876%, 5/14/13	United States	4,250,000	4,355,035
[e]Pricoa Global Funding I, 144A, 5.45%, 6/11/14	United States	5,000,000	5,607,015
[e]TransUnion LLC/TransUnion Corp., senior note, 144A,
11.375%, 6/15/18	United States	600,000	694,500
			257,562,890
Energy 4.3%
Anadarko Petroleum Corp., senior note,
8.70%, 3/15/19	United States	4,100,000	5,083,606
6.45%, 9/15/36	United States	2,260,000	2,258,361
Antero Resources Finance, senior note, 9.375%,
12/01/17	United States	2,000,000	2,135,000
Canadian Natural Resources Ltd., 5.90%, 2/01/18	Canada	5,000,000	5,913,645
[e]Chaparral Energy Inc., senior note, 144A, 9.875%,
10/01/20	United States	1,600,000	1,680,000
[e]CHC Helicopter SA, senior secured note, 144A, 9.25%,
10/15/20	Canada	3,000,000	3,150,000
Chesapeake Energy Corp., senior note, 6.625%,
8/15/20	United States	3,300,000	3,510,375
Compagnie Generale de Geophysique-Veritas, senior note,
7.50%, 5/15/15	France	1,100,000	1,141,250
9.50%, 5/15/16	France	900,000	999,000
7.75%, 5/15/17	France	600,000	631,500
[e]Consol Energy Inc., senior note, 144A,
8.00%, 4/01/17	United States	700,000	770,000
8.25%, 4/01/20	United States	500,000	560,000
Crosstex Energy LP/Crosstex Energy Finance Corp.,
senior note, 8.875%, 2/15/18	United States	1,500,000	1,627,500
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	1,800,000	1,971,000
[e]ENI SpA, senior note, 144A, 4.15%, 10/01/20	Italy	7,700,000	7,967,629
Enterprise Products Operating LLC,
[g]junior sub. note, FRN, 7.034%, 1/15/68	United States	2,500,000	2,584,877
senior note, 5.20%, 9/01/20	United States	10,000,000	11,005,120
[e]Expro Finance Luxembourg, senior secured note, 144A,
8.50%, 12/15/16	United Kingdom	2,700,000	2,673,000
[e]Gaz Capital SA, 144A, 6.212%, 11/22/16	Luxembourg	2,800,000	2,985,500
General Maritime Corp., senior note, 12.00%, 11/15/17	United States	600,000	619,500
Hess Corp., 7.125%, 3/15/33	United States	500,000	601,958
Holly Corp., senior note, 9.875%, 6/15/17	United States	1,200,000	1,320,000
Kinder Morgan Inc., senior note, 5.15%, 3/01/15	United States	12,000,000	12,210,000
[e]LUKOIL International Finance BV, 144A, 6.656%,
6/07/22	Russia	4,100,000	4,233,250

98 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
MarkWest Energy Partners LP/Finance Corp., senior note,
[k]6.75%, 11/01/20	United States	1,800,000	$1,849,500
B, 6.875%, 11/01/14	United States	1,000,000	1,027,500
[e]OPTI Canada Inc., senior secured note, 144A,
9.00%, 12/15/12	Canada	700,000	717,500
9.75%, 8/15/13	Canada	1,100,000	1,127,500
Peabody Energy Corp., senior note,
7.375%, 11/01/16	United States	1,500,000	1,706,250
6.50%, 9/15/20	United States	800,000	898,000
Petroleos de Venezuela SA, senior bond, zero cpn.,
7/10/11	Venezuela	23,100,000	21,715,978
[e]Petroleum Export Cayman, senior note, 144A, 5.265%,
6/15/11	Egypt	269,508	269,109
Plains All American Pipeline LP, senior note, 5.75%,
1/15/20	United States	5,000,000	5,596,140
Pride International Inc., senior note, 6.875%, 8/15/20	United States	400,000	455,000
[e]SandRidge Energy Inc., senior note, 144A, 9.875%,
5/15/16	United States	3,000,000	3,210,000
Transcontinental Gas Pipe Line Corp., senior note, 6.05%,
6/15/18	United States	550,000	641,556
Valero Energy Corp., senior note, 9.375%, 3/15/19	United States	9,000,000	11,552,094
Weatherford International Ltd., 7.00%, 3/15/38	United States	3,400,000	3,724,792
[e]Woodside Finance Ltd., 144A, 4.50%, 11/10/14	Australia	10,000,000	10,790,070
			142,913,060
Food & Staples Retailing 0.6%
CVS Caremark Corp., senior note, 5.75%, 6/01/17	United States	1,200,000	1,386,538
The Kroger Co.,
6.15%, 1/15/20	United States	2,500,000	2,955,575
senior note, 5.00%, 4/15/13	United States	275,000	299,984
Rite Aid Corp., senior secured note,
9.75%, 6/12/16	United States	1,500,000	1,635,000
[e]144A, 8.00%, 8/15/20	United States	1,500,000	1,550,625
[e]Wm. Wrigley Jr. Co., senior secured note, 144A, 3.05%,
6/28/13	United States	4,600,000	4,746,519
[e]Woolworths Ltd, senior note, 144A, 4.00%, 9/22/20	Australia	7,000,000	7,174,083
			19,748,324
Food, Beverage & Tobacco 1.8%
Altria Group Inc., senior note, 9.70%, 11/10/18	United States	8,500,000	11,742,810
[e]Anheuser-Busch InBev Worldwide Inc., senior note, 144A,
7.75%, 1/15/19	United States	10,000,000	12,952,190
Bunge Ltd. Finance Corp., senior note,
5.875%, 5/15/13	United States	2,000,000	2,166,096
5.10%, 7/15/15	United States	680,000	728,309
[e]Cargill Inc., senior note, 144A, 5.60%, 9/15/12	United States	600,000	647,785
[e]CEDC Finance Corp. International Inc., senior secured note,
144A, 9.125%, 12/01/16	United States	1,100,000	1,188,000
Corn Products International Inc., senior note, 4.625%,
11/01/20	United States	5,000,000	5,190,035

			Annual Report | 99

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Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)
Food, Beverage & Tobacco (continued)
[e]JBS USA LLC, senior note, 144A, 11.625%, 5/01/14	United States	2,500,000	$2,962,500
Kraft Foods Inc., senior note, 5.375%, 2/10/20	United States	9,900,000	11,112,156
Pinnacle Foods Finance LLC, senior note,
9.25%, 4/01/15	United States	200,000	211,750
[e]144A, 9.25%, 4/01/15	United States	1,300,000	1,376,375
[e]144A, 8.25%, 9/01/17	United States	1,000,000	1,047,500
Ralcorp Holdings Inc., 4.95%, 8/15/20	United States	7,900,000	8,270,455
Reynolds American Inc., senior secured note, 7.625%,
6/01/16	United States	1,000,000	1,178,837
			60,774,798
Health Care Equipment & Services 1.3%
Boston Scientific Corp., senior note, 6.00%, 1/15/20	United States	6,000,000	6,593,154
CareFusion Corp., senior note, 6.375%, 8/01/19	United States	5,000,000	5,935,605
Coventry Health Care Inc., senior note, 6.30%, 8/15/14	United States	4,750,000	5,057,653
Davita Inc., senior note,
6.625%, 11/01/20	United States	700,000	721,875
6.375%, 11/01/18	United States	900,000	922,500
HCA Inc.,
senior note, 6.95%, 5/01/12	United States	4,000,000	4,165,000
senior secured bond, 7.25%, 9/15/20	United States	1,700,000	1,867,875
senior secured note, 7.875%, 2/15/20	United States	2,000,000	2,225,000
[l]senior secured note, PIK, 9.625%, 11/15/16	United States	3,000,000	3,270,000
Medco Health Solutions Inc.,
7.125%, 3/15/18	United States	4,500,000	5,537,641
senior note, 4.125%, 9/15/20	United States	3,500,000	3,536,635
Tenet Healthcare Corp.,
senior secured bond, 8.875%, 7/01/19	United States	1,000,000	1,130,000
senior secured note, 10.00%, 5/01/18	United States	800,000	932,000
US Oncology Inc., senior secured note, 9.125%, 8/15/17	United States	1,200,000	1,341,000
			43,235,938
Insurance 0.8%
Aflac Inc., senior note, 8.50%, 5/15/19	United States	6,000,000	7,694,358
[g]Lincoln National Corp., junior sub. deb., FRN, 6.05%,
4/20/67	United States	3,800,000	3,529,270
[g]MetLife Inc., junior sub. note, FRN, 6.40%, 12/15/66	United States	4,000,000	3,954,347
[e]Nationwide Mutual Insurance Co., 144A, 8.25%,
12/01/31	United States	1,200,000	1,247,060
Reinsurance Group of America Inc., senior note, 6.45%,
11/15/19	United States	5,700,000	6,261,165
Willis North America Inc., senior note, 7.00%, 9/29/19	United States	2,600,000	2,858,051
			25,544,251
Materials 1.7%
[e]Anglo American Capital PLC, senior note, 144A, 9.375%,
4/08/14	United Kingdom	6,500,000	7,990,314
[e]Ardagh Packaging Finance PLC,
senior note, 144A, 9.125%, 10/15/20	Ireland	500,000	526,300
senior secured note, 144A, 7.375%, 10/15/17	Ireland	200,000	209,520

100 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Corporate Bonds (continued)
Materials (continued)
Ball Corp., senior note,
7.125%, 9/01/16	United States	300,000		$328,500
7.375%, 9/01/19	United States	300,000		336,000
Cliffs Natural Resources Inc., senior note, 4.80%,
10/01/20	United States	3,600,000		3,675,247
The Dow Chemical Co., senior note, 4.85%, 8/15/12	United States	6,000,000		6,378,948
[e]FMG Finance Pty. Ltd., senior note, 144A, 7.00%,
11/01/15	Australia	900,000		921,375
Huntsman International LLC,
senior note, 5.50%, 6/30/16	United States	300,000		299,625
senior sub. note, 7.875%, 11/15/14	United States	2,100,000		2,205,000
[e]senior sub. note, 144A, 8.625%, 3/15/21	United States	400,000		440,500
[e]Ineos Group Holdings PLC, senior secured note, 144A,
8.50%, 2/15/16	United Kingdom	2,500,000		2,287,500
[e]Kerling PLC, senior secured note, 144A, 10.625%,
1/28/17	United Kingdom	2,000,000	EUR	2,966,501
[e]MacDermid Inc., senior sub. note, 144A, 9.50%,
4/15/17	United States	1,400,000		1,501,500
NewPage Corp., senior secured note, 11.375%,
12/31/14	United States	3,500,000		3,377,500
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	2,000,000		2,072,500
Owens-Brockway Glass Container Inc., senior note, 6.75%,
12/01/14	United States	700,000		719,250
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	1,000,000		1,085,000
[e]Reynolds Group Issuer Inc./LLC/SA, senior note, 144A,
8.50%, 5/15/18	United States	3,000,000		3,082,500
9.00%, 4/15/19	United States	200,000		208,750
RPM International Inc.,
6.25%, 12/15/13	United States	1,000,000		1,116,299
6.50%, 2/15/18	United States	5,000,000		5,549,745
[e]RPM U.K. G.P., 144A, 6.70%, 11/01/15	United States	1,000,000		1,153,000
Solo Cup Co., senior sub. note, 8.50%, 2/15/14	United States	2,500,000		2,262,500
Teck Resources Ltd., senior note, 4.50%, 1/15/21	Canada	5,000,000		5,218,750
				55,912,624
Media 2.6%
Belo Corp., senior note, 6.75%, 5/30/13	United States	18,000,000		19,012,500
CCH II LLC/CCH II Capital Corp., senior note, 13.50%,
11/30/16	United States	1,558,428		1,874,010
[e]CCO Holdings LLC, senior note, 144A, 8.125%, 4/30/20	United States	1,000,000		1,085,000
[e]CCO Holdings LLC/CCO Holdings Capital Corp., senior note,
144A, 7.25%, 10/30/17	United States	500,000		518,750
Clear Channel Worldwide Holdings Inc., senior note,
A, 9.25%, 12/15/17	United States	300,000		325,500
B, 9.25%, 12/15/17	United States	1,000,000		1,097,500
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.,
senior note, 4.60%, 2/15/21	United States	9,100,000		9,449,476

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Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Corporate Bonds (continued)
Media (continued)
EchoStar DBS Corp., senior note,
7.75%, 5/31/15	United States	500,000		$546,875
7.125%, 2/01/16	United States	2,500,000		2,662,500
Lamar Media Corp., senior note, 9.75%, 4/01/14	United States	2,500,000		2,900,000
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	1,800,000		1,827,000
Media General Inc., senior secured note, 11.75%,
2/15/17	United States	1,700,000		1,827,500
[e]Myriad International Holding BV, senior note, 144A,
6.375%, 7/28/17	South Africa	3,000,000		3,174,085
News America Holdings Inc., senior bond, 7.90%,
12/01/95	United States	500,000		590,495
News America Inc.,
senior deb., 7.25%, 5/18/18	United States	2,000,000		2,488,928
senior note, 6.90%, 8/15/39	United States	1,800,000		2,093,612
[e]Seat Pagine Gialle SpA, senior secured note, 144A,
10.50%, 1/31/17	Italy	2,000,000	EUR	2,533,258
Time Warner Cable Inc.,
senior bond, 7.30%, 7/01/38	United States	625,000		756,496
senior note, 6.75%, 7/01/18	United States	8,500,000		10,217,085
Time Warner Inc.,
7.70%, 5/01/32	United States	550,000		679,170
6.10%, 7/15/40	United States	8,600,000		9,194,638
[e]UPC Germany GmbH, senior secured note, 144A, 9.625%,
12/01/19	Germany	600,000	EUR	906,795
Viacom Inc., senior note,
6.25%, 4/30/16	United States	2,000,000		2,370,776
6.125%, 10/05/17	United States	2,500,000		2,922,513
Virgin Media Secured Finance, senior secured note, 6.50%,
1/15/18	United Kingdom	1,000,000		1,077,500
[e]Vivendi SA, senior note, 144A, 5.75%, 4/04/13	France	400,000		436,022
WMG Acquisition Corp., senior secured note, 9.50%,
6/15/16	United States	2,500,000		2,706,250
				85,274,234
Pharmaceuticals, Biotechnology & Life Sciences 0.0%†
GlaxoSmithKline Capital Inc., 4.85%, 5/15/13	United States	25,000		27,538
Real Estate 1.1%
Boston Properties LP, senior note, 5.625%, 11/15/20	United States	4,800,000		5,339,290
[e]Dexus Finance Property Ltd., 144A, 7.125%, 10/15/14	Australia	4,250,000		4,834,660
[e]Digital Realty Trust LP, 144A, 5.875%, 2/01/20	United States	6,400,000		6,816,326
ERP Operating LP, 5.75%, 6/15/17	United States	2,000,000		2,253,074
Forest City Enterprises Inc., senior note, 7.625%,
6/01/15	United States	1,000,000		942,500
HCP Inc., senior note, 6.70%, 1/30/18	United States	5,000,000		5,555,815
Kimco Realty Corp., senior note, 6.875%, 10/01/19	United States	5,000,000		5,818,645
Weyerhaeuser Co., senior note, 7.375%, 10/01/19	United States	2,900,000		3,210,041
				34,770,351

102 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Corporate Bonds (continued)
Retailing 0.1%
[e]Michaels Stores Inc., senior note, 144A, 7.75%,
11/01/18	United States	2,700,000		$2,686,500
Semiconductors & Semiconductor Equipment 0.0%†
Advanced Micro Devices Inc., senior note,
8.125%, 12/15/17	United States	500,000		542,500
[e]144A, 7.75%, 8/01/20	United States	300,000		319,500
[e]NXP BV/NXP Funding LLC, senior secured note, 144A,
9.75%, 8/01/18	Netherlands	600,000		657,000
				1,519,000
Software & Services 0.0%†
Electronic Data Systems Corp., senior note, B, 6.00%,
8/01/13	United States	800,000		909,023
Technology Hardware & Equipment 0.0%†
ViaSat Inc., senior note, 8.875%, 9/15/16	United States	500,000		546,250
Telecommunication Services 2.4%
Cellco Partnership/Verizon Wireless Capital LLC, senior note,
8.50%, 11/15/18	United States	6,300,000		8,639,593
[e]Digicel Group Ltd., senior note, 144A,
8.875%, 1/15/15	Jamaica	1,500,000		1,530,000
8.25%, 9/01/17	Jamaica	1,000,000		1,056,250
Embarq Corp., senior note, 7.082%, 6/01/16	United States	2,500,000		2,858,195
Frontier Communications Corp., senior note,
8.25%, 4/15/17	United States	300,000		343,500
8.50%, 4/15/20	United States	2,000,000		2,320,000
8.75%, 4/15/22	United States	900,000		1,050,750
GTE Corp., senior bond, 6.84%, 4/15/18	United States	750,000		892,049
Intelsat Bermuda Ltd., senior note, 11.25%, 6/15/16	Bermuda	3,000,000		3,281,250
Intelsat Subsidiary Holding Co. Ltd., senior note, 8.50%,
1/15/13	Bermuda	2,000,000		2,027,500
MetroPCS Wireless Inc., senior note,
9.25%, 11/01/14	United States	1,600,000		1,684,000
7.875%, 9/01/18	United States	1,400,000		1,508,500
Sprint Capital Corp., senior note, 8.375%, 3/15/12	United States	30,500,000		32,749,375
[e]Sunrise Communications Holdings, senior note, 144A,
8.50%, 12/31/18	Luxembourg	500,000	EUR	722,922
Telecom Italia Capital SA, senior note,
4.95%, 9/30/14	Italy	1,500,000		1,620,151
6.999%, 6/04/18	Italy	6,000,000		7,138,158
Time Warner Entertainment Co. LP,
senior bond, 8.375%, 3/15/23	United States	800,000		1,074,464
senior note, 8.875%, 10/01/12	United States	350,000		397,800
Verizon New York Inc., senior deb.,
A, 6.875%, 4/01/12	United States	4,700,000		5,070,994
B, 7.375%, 4/01/32	United States	1,000,000		1,148,838

Annual Report | 103

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Verizon Pennsylvania Inc., senior bond, A, 5.65%,
11/15/11	United States	275,000		$288,068
Verizon Virginia Inc., A, 4.625%, 3/15/13	United States	1,000,000		1,073,056
[e,l]Wind Acquisition Holdings Finance SA, senior secured note,
144A, PIK, 12.25%, 7/15/17	Italy	1,607,187	EUR	2,503,097
				80,978,510
Transportation 0.6%
[e]Aviation Capital Group, 144A, 7.125%, 10/15/20	United States	6,000,000		6,199,674
Burlington Northern and Santa Fe 99-2 Trust, secured bond,
7.57%, 1/02/21	United States	245,405		300,787
[e]Ceva Group PLC, senior secured note, 144A,
11.625%, 10/01/16	United Kingdom	700,000		762,438
11.50%, 4/01/18	United Kingdom	1,400,000		1,487,734
[e]DP World Ltd., 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000		3,473,457
Hertz Corp., senior note, 7.625%, 6/01/12	United States	2,950,000		3,082,750
Union Pacific Corp., senior note, 5.75%, 11/15/17	United States	1,350,000		1,578,489
Union Pacific Railroad Co. 1998 Pass Trust, 98-B, 6.85%,
1/02/19	United States	863,416		990,567
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%,
1/02/29	United States	271,676		293,959
				18,169,855
Utilities 1.6%
Ameren Corp., senior note, 8.875%, 5/15/14	United States	3,400,000		3,950,157
[e]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	900,000		947,250
7.50%, 2/15/21	United States	2,000,000		2,057,500
CenterPoint Energy Inc., senior note,
6.85%, 6/01/15	United States	1,000,000		1,169,332
6.125%, 11/01/17	United States	1,400,000		1,618,082
6.50%, 5/01/18	United States	7,000,000		8,080,947
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	1,000,000		1,205,602
Dominion Resources Inc., 6.40%, 6/15/18	United States	3,650,000		4,409,952
DPL Inc., senior note, 6.875%, 9/01/11	United States	500,000		524,939
Duke Energy Corp., senior note,
5.65%, 6/15/13	United States	525,000		586,123
6.25%, 6/15/18	United States	1,800,000		2,136,703
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	3,600,000		2,781,000
[e]Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000		5,586,655
Georgia Power Co., senior note, 5.40%, 6/01/40	United States	5,750,000		5,950,796
[e]Infinis PLC, senior note, 144A, 9.125%, 12/15/14	United Kingdom	300,000	GBP	510,124
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000		2,600,382
Northeast Generation Co., senior secured note, B-1,
8.812%, 10/15/26	United States	370,938		406,974

104 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Corporate Bonds (continued)
Utilities (continued)
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	2,000,000	$2,052,500
7.375%, 2/01/16	United States	2,000,000	2,087,500
Texas Competitive Electric Holdings Co. LLC, senior note, A,
10.25%, 11/01/15	United States	5,000,000	3,175,000
			51,837,518
Total Corporate Bonds (Cost $1,025,448,595)			1,116,739,159
[g,m]Senior Floating Rate Interests 4.6%
Capital Goods 0.3%
BE Aerospace Inc., Term Loan B, 5.75%, 7/28/14	United States	991,502	1,002,034
[k]Pinafore LLC/Inc., Term Loan B, 6.75%, 9/21/16	United States	2,082,278	2,109,445
RBS Global Inc. (Rexnord),
Incremental Tranche B-2, 2.563%, 7/22/13	United States	584,685	565,196
Tranche B-1 Term B Loan, 2.813%, 7/22/13	United States	3,863,247	3,761,836
TransDigm Inc., Term Loan B, 2.256% - 2.29%, 6/23/13	United States	1,317,901	1,305,051
			8,743,562
Commercial & Professional Services 0.4%
ARAMARK Corp.,
[k]Extended Synthetic L/C, 3.356%, 7/26/16	United States	160,647	159,744
Synthetic L/C, 1.981%, 1/26/14	United States	78,373	76,397
Term Loan B, 2.164%, 1/26/14	United States	972,871	948,346
[k]Term Loan B Extended, 3.539%, 7/26/16	United States	2,442,750	2,429,010
[k]Diversey Inc., Tranche B Dollar Term Loan, 5.50%,
11/24/15	United States	3,937,078	3,976,449
[j,l]EnviroSolutions Inc., Initial Term Loan, PIK, 4.75%,
7/07/12	United States	966,470	700,691
[k]Interactive Data Corp., Term Loan B, 6.75%, 1/29/17	United States	4,265,078	4,342,809
			12,633,446
Consumer Durables & Apparel 0.1%
Jarden Corp.,
Term Loan B4, 3.539%, 1/26/15	United States	1,545,597	1,548,633
Term Loan B5, 3.539%, 1/25/15	United States	644,186	645,451
[b,l]Sleep Innovations Inc., Term Loan, PIK, 11.50%,
3/05/15	United States	97,222	97,707
			2,291,791
Consumer Services 0.7%
[k]Burger King Holdings Inc., Tranche B Term Loan, 6.25%,
10/19/16	United States	6,641,078	6,709,979
CCM Merger Inc. (MotorCity Casino), Term Loan B, 8.50%,
7/13/12	United States	392,122	391,583
[k]DineEquity Inc., Term Facility, 6.75%, 10/19/17	United States	1,695,668	1,715,452
Education Management LLC, Term Loan C, 2.063%,
6/01/13	United States	4,096,874	3,816,312

Annual Report | 105

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
[g,m]Senior Floating Rate Interests (continued)
Consumer Services (continued)
[k]Penn National Gaming Inc., Term Loan B, 2.01% - 2.17%,
10/03/12	United States	2,801,441	$2,786,733
[d]Turtle Bay Holdings LLC,
Term Loan A, 10.375%, 3/01/13	United States	1,546,084	1,495,836
[i]Term Loan B, PIK, 3.125%, 2/09/15	United States	3,188,526	2,710,247
Visant Corp. (Jostens), Tranche B Term Loan, 7.00%,
12/22/16	United States	4,440,148	4,483,627
			24,109,769
Diversified Financials 0.2%
MSCI Inc., Term Loan, 4.75%, 6/01/16	United States	1,872,202	1,885,951
[k]TransUnion LLC, Term Loan B, 6.75%, 6/15/17	United States	5,089,069	5,186,082
			7,072,033
Food & Staples Retailing 0.1%
SUPERVALU Inc.,
Term Loan B, 1.521% - 1.538%, 6/02/12	United States	1,088,366	1,061,281
[k]Term Loan B-2, 3.021% - 3.038%, 10/05/15	United States	4,158,115	4,054,740
			5,116,021
Food, Beverage & Tobacco 0.1%
Dean Foods Co., 2016 Tranche B TL, 3.29%, 4/02/16	United States	1,751,973	1,754,436
Michael Foods Group Inc., Term Loan B, 6.75%, 6/21/16	United States	1,128,991	1,145,926
			2,900,362
Health Care Equipment & Services 0.7%
Carestream Health Inc., Second Lien Term Loan, 5.505%,
10/30/13	United States	47,138	45,158
Community Health Systems Inc.,
Delayed Draw Term Loan, 1.00% - 2.549%, 7/25/14	United States	305,225	299,884
Term Loan, 2.549%, 7/25/14	United States	5,942,924	5,838,923
DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16	United States	2,775,790	2,802,102
Fresenius Medical Care Holdings Inc., Term Loan B,
1.63% - 1.664%, 3/31/13	Germany	458,359	453,283
HCA Inc.,
Term Loan B-1, 2.539%, 11/18/13	United States	1,525,204	1,494,377
Tranche B-2 Term Loan, 3.539%, 3/31/17	United States	5,772,998	5,673,598
[k]Universal Health Services Inc., Term Loan B, 6.25%,
10/15/16	United States	6,802,431	6,880,149
			23,487,474
Materials 0.4%
Anchor Glass Container Corp., Second Lien Term Loan,
10.00%, 9/02/16	United States	678,200	676,081
Celanese U.S. Holdings LLC, Dollar Term Loan, 3.29%,
4/02/14	United States	1,214,167	1,202,784
Consolidated Container Co. LLC, Second-Lien Term Loan,
5.75%, 9/28/14	United States	193,370	171,374

106 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
[g,m]Senior Floating Rate Interests (continued)
Materials (continued)
Georgia-Pacific LLC,
Term Loan B, 2.288% - 2.293%, 12/20/12	United States	433,614	$433,688
Term Loan C, 3.539% - 3.543%, 12/23/14	United States	2,584,472	2,593,560
Nalco Co.,
Term Loan B-1, 4.50%, 10/05/17	United States	3,214,037	3,255,219
Term Loan C-1, 2.007%, 5/13/16	United States	239,431	237,934
Novelis Corp., U.S. Term Loan, 2.26%, 7/07/14	United States	550,089	541,297
Rockwood Specialties Group Inc., Term Loan H, 6.00%,
5/15/14	United States	4,768,016	4,779,936
			13,891,873
Media 0.5%
Cinemark USA Inc., Extended Term Loan, 3.51% - 3.65%,
4/30/16	United States	2,154,069	2,162,138
[k]CSC Holdings Inc. (Cablevision), Incremental Term Loan B-2,
2.006% - 4.00%, 3/29/16	United States	7,042,153	6,984,936
[j]Metro-Goldwyn-Mayer Inc., Term Loan B, 20.50%,
4/08/12	United States	1,580,911	740,393
[k]R.H. Donnelley Inc., Term Loan B, 9.00%, 10/24/14	United States	1,216,482	1,038,571
Regal Cinemas Corp., Term Loan, 3.789%, 11/17/16	United States	2,155,815	2,162,283
Univision Communications Inc., Initial Term Loan, 4.505%,
9/29/14	United States	721,876	683,476
UPC Financing Partnership, Term Loan T, 4.251%,
12/31/16	Netherlands	3,913,326	3,830,168
			17,601,965
Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Mylan Inc., Term Loan B, 3.563%, 10/02/14	United States	1,706,110	1,711,176
[k]Valeant Pharmaceuticals International, Tranche B Term Loan,
4.00% - 5.50%, 9/27/16	United States	2,082,278	2,105,574
Warner Chilcott Co. LLC, Term Loan B-4, 6.50%,
2/20/16	United States	1,795,465	1,808,130
WC Luxco S.A.R.L., Term B-3 Loan, 6.50%, 2/20/16	Luxembourg	5,530,032	5,577,906
			11,202,786
Retailing 0.1%
Dollar General Corp., Tranche B-1 Term Loan,
3.005% - 3.038%, 7/07/14	United States	1,936,204	1,917,782
Software & Services 0.1%
Fidelity National Information Services Inc., Term Loan B,
5.25%, 7/18/16	United States	2,008,240	2,032,977
First Data Corp.,
Term Loan B-1, 3.005% - 3.006%, 9/24/14	United States	411,680	370,840
Term Loan B-2, 3.005% - 3.006%, 9/24/14	United States	154,380	139,048
Term Loan B-3, 3.005% - 3.006%, 9/24/14	United States	154,380	139,047
SunGard Data Systems Inc., Tranche B U.S. Term Loan,
3.898% - 4.043%, 2/28/16	United States	1,432,060	1,417,516
Vertafore Inc., Second Lien Term Loan, 10.50%,
10/27/17	United States	276,000	279,450
			4,378,878

			Annual Report | 107

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
[g,m]Senior Floating Rate Interests (continued)
Technology Hardware & Equipment 0.1%
Flextronics International USA Inc.,
A Closing Date Loan, 2.506%, 10/01/14	United States	766,770		$750,316
A-1-A Delayed Draw Term Loan, 2.506%, 10/01/14	United States	68,413		66,946
A-1-B Delayed Draw Term Loan, 2.505%, 10/01/14	United States	400,892		392,290
A-3 Delayed Draw Term Loan, 2.506%, 10/01/14	United States	560,723		551,611
				1,761,163
Telecommunication Services 0.3%
Intelsat Corp. (PanAmSat),
Incremental B-2-A, 2.79%, 1/03/14	United States	456,401		445,603
Incremental B-2-B, 2.79%, 1/03/14	United States	456,261		445,465
Incremental B-2-C, 2.79%, 1/03/14	United States	456,261		445,465
[k]Tranche B-2-A, 2.79%, 1/03/14	United States	1,846,561		1,802,870
[k]Tranche B-2-B, 2.79%, 1/03/14	United States	1,845,991		1,802,313
[k]Tranche B-2-C, 2.79%, 1/03/14	United States	1,845,991		1,802,313
Windstream Corp., Tranche B-2 Term Loan, 3.03% - 3.04%,
12/17/15	United States	1,888,024		1,894,598
				8,638,627
Utilities 0.2%
NRG Energy Inc.,
Credit Link, 1.789%, 2/01/13	United States	1,970,821		1,931,757
Term Loan, 1.75% - 1.789%, 2/01/13	United States	2,886,039		2,828,835
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2,
3.756% - 4.066%, 10/10/14	United States	1,340,566		1,054,691
				5,815,283
Total Senior Floating Rate Interests
(Cost $149,227,007)				151,562,815
Foreign Government and Agency Securities 14.8%
[e]Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	United Arab Emirates	1,980,000		2,395,998
European Investment Bank, senior note, 4.50%,
5/15/13	Supranational[m]	2,700,000	NOK	481,043
[g,o]Government of Argentina, senior bond, FRN, 0.677%,
8/03/12	Argentina	2,225,000		522,430
Government of Australia, TB123, 5.75%, 4/15/12	Australia	21,290,000	AUD	21,140,895
[h]Government of Ghana, Reg S, 8.50%, 10/04/17	Ghana	300,000		343,978
Government of Hungary,
6.75%, 7/28/14	Hungary	1,400,000	EUR	2,084,092
senior note, 3.50%, 7/18/16	Hungary	115,000	EUR	147,745
senior note, 4.375%, 7/04/17	Hungary	215,000	EUR	284,213
senior note, 5.75%, 6/11/18	Hungary	695,000	EUR	990,090
senior note, 6.25%, 1/29/20	Hungary	2,310,000		2,520,787
senior note, 3.875%, 2/24/20	Hungary	285,000	EUR	363,469
Government of Indonesia,
FR19, 14.25%, 6/15/13	Indonesia	7,995,000,000	IDR	1,067,456
FR34, 12.80%, 6/15/21	Indonesia	9,705,000,000	IDR	1,499,082
FR35, 12.90%, 6/15/22	Indonesia	21,000,000,000	IDR	3,257,908

108 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Indonesia, (continued)
FR36, 11.50%, 9/15/19	Indonesia	12,200,000,000	IDR	$1,730,019
FR40, 11.00%, 9/15/25	Indonesia	43,390,000,000	IDR	6,106,952
FR44, 10.00%, 9/15/24	Indonesia	75,880,000,000	IDR	9,925,514
FR47, 10.00%, 2/15/28	Indonesia	188,340,000,000	IDR	24,481,714
[h]senior bond, Reg S, 7.75%, 1/17/38	Indonesia	1,590,000		2,151,883
[e]senior note, 144A, 11.625%, 3/04/19	Indonesia	1,540,000		2,397,725
[h]Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq	260,000		242,918
Government of Israel, 2680, 7.00%, 4/29/11	Israel	11,620,000	ILS	3,268,195
[e]Government of Lithuania, 144A,
6.75%, 1/15/15	Lithuania	3,720,000		4,143,150
7.375%, 2/11/20	Lithuania	4,670,000		5,452,225
Government of Malaysia, senior bond,
3.756%, 4/28/11	Malaysia	34,745,000	MYR	11,221,250
3.833%, 9/28/11	Malaysia	93,020,000	MYR	30,149,992
0309, 2.711%, 2/14/12	Malaysia	150,000	MYR	48,054
Government of Mexico, M 20,
10.00%, 12/05/24	Mexico	400,000[p] MXN		4,347,790
7.50%, 6/03/27	Mexico	902,900[p] MXN		7,945,907
Government of Norway,
6.00%, 5/16/11	Norway	105,200,000	NOK	18,317,069
6.50%, 5/15/13	Norway	35,500,000	NOK	6,694,575
Government of Peru, 7.84%, 8/12/20	Peru	4,279,000	PEN	1,792,047
Government of Poland,
4.75%, 4/25/12	Poland	37,230,000	PLN	13,090,439
5.00%, 10/24/13	Poland	4,665,000	PLN	1,640,750
5.75%, 4/25/14	Poland	69,430,000	PLN	24,905,420
senior note, 6.375%, 7/15/19	Poland	4,500,000		5,423,906
[e]Government of Qatar, senior note, 144A, 6.55%,
4/09/19	Qatar	2,010,000		2,411,598
Government of Russia,
[e]144A, 7.50%, 3/31/30	Russia	5,054,065		6,059,571
[h]senior bond, Reg S, 7.50%, 3/31/30	Russia	8,341,400		10,000,922
Government of South Africa,
6.875%, 5/27/19	South Africa	2,680,000		3,328,560
senior note, 6.50%, 6/02/14	South Africa	195,000		224,498
senior note, 5.875%, 5/30/22	South Africa	3,115,000		3,623,134
Government of Sri Lanka,
A, 12.00%, 7/15/11	Sri Lanka	17,450,000	LKR	161,286
A, 6.90%, 8/01/12	Sri Lanka	2,200,000	LKR	19,461
A, 8.50%, 1/15/13	Sri Lanka	61,500,000	LKR	558,324
A, 13.50%, 2/01/13	Sri Lanka	71,700,000	LKR	714,810
A, 7.00%, 3/01/14	Sri Lanka	8,480,000	LKR	72,509
A, 11.25%, 7/15/14	Sri Lanka	212,700,000	LKR	2,056,722
A, 11.00%, 8/01/15	Sri Lanka	241,800,000	LKR	2,311,037
B, 6.60%, 6/01/14	Sri Lanka	8,600,000	LKR	72,159
Government of Sweden,
5.25%, 3/15/11	Sweden	86,320,000	SEK	13,112,798
5.50%, 10/08/12	Sweden	213,440,000	SEK	34,420,409

Annual Report | 109

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Venezuela,
10.75%, 9/19/13	Venezuela	715,000		$691,334
[g,h]Reg S, FRN, 1.288%, 4/20/11	Venezuela	480,000		470,064
[e]Government of Vietnam, 144A,
6.875%, 1/15/16	Vietnam	150,000		170,400
6.75%, 1/29/20	Vietnam	5,120,000		5,824,000
Korea Treasury Bond,
4.75%, 12/10/11	South Korea	1,087,790,000	KRW	987,970
5.25%, 9/10/12	South Korea	1,800,000,000	KRW	1,662,255
4.25%, 12/10/12	South Korea	20,600,000,000	KRW	18,709,062
5.25%, 3/10/13	South Korea	168,330,000	KRW	154,925
senior bond, 5.50%, 6/10/11	South Korea	1,734,150,000	KRW	1,569,079
senior bond, 4.00%, 6/10/12	South Korea	77,720,010,000	KRW	70,114,734
senior note, 7.125%, 4/16/19	South Korea	3,090,000		3,915,864
New South Wales Treasury Corp., 6.00%, 5/01/12	Australia	26,810,000	AUD	26,627,543
Nota Do Tesouro Nacional,
10.00%, 1/01/12	Brazil	36,200[q] BRL		20,962,790
10.00%, 1/01/13	Brazil	23,250[q] BRL		13,224,142
[r]Index Linked, 6.00%, 5/15/15	Brazil	840[q] BRL		961,118
[e]Peru Enhanced Pass-Through Finance Ltd.,
senior secured bond, A-1, 144A, zero cpn., 5/31/18	Peru	1,161,915		948,220
Queensland Treasury Corp.,
6.00%, 6/14/11	Australia	10,000,000	AUD	9,869,741
6.00%, 8/14/13	Australia	7,410,000	AUD	7,425,627
[e]144A, 7.125%, 9/18/17	Australia	435,000	NZD	359,952
Western Australia Treasury Corp., 5.50%, 7/17/12	Australia	3,150,000	AUD	3,107,277
Total Foreign Government and Agency Securities
(Cost $441,958,334)				489,480,575
U.S. Government and Agency Securities 14.9%
Morgan Stanley, senior note, FDIC Guaranteed, 1.95%,
6/20/12	United States	500,000		512,872
U.S. Treasury Bond,
3.875%, 2/15/13	United States	30,000,000		32,432,820
6.25%, 8/15/23	United States	16,000,000		21,385,008
4.50%, 2/15/36	United States	28,000,000		30,681,868
5.00%, 5/15/37	United States	1,685,000		1,990,143
3.50%, 2/15/39	United States	26,000,000		23,826,556
4.50%, 8/15/39	United States	21,000,000		22,853,901
U.S. Treasury Note,
0.75%, 5/31/12	United States	40,000,000		40,281,480
1.50%, 7/15/12	United States	20,000,000		20,417,200
2.75%, 2/28/13	United States	35,000,000		36,952,335
3.375%, 7/31/13	United States	185,000		200,060
2.75%, 10/31/13	United States	44,000,000		46,939,068
1.75%, 3/31/14	United States	67,000,000		69,486,370
1.875%, 4/30/14	United States	29,650,000		30,884,656
2.625%, 6/30/14	United States	3,680,000		3,933,574
2.25%, 1/31/15	United States	8,000,000		8,439,376

110 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund

Country/Organization

Principal Amount*

Value

U.S. Government and Agency Securities (continued)
U.S. Treasury Note, (continued)

2.125%, 5/31/15	United States	40,000,000	$41,931,480
1.75%, 7/31/15	United States	25,000,000	25,751,925
3.125%, 10/31/16	United States	15,000,000	16,345,320
3.50%, 2/15/18	United States	10,000,000	11,026,560
[s]Index Linked, 2.00%, 1/15/16	United States	7,644,539	8,520,672
Total U.S. Government and Agency Securities
(Cost $483,560,801)			494,793,244
Asset-Backed Securities and Commercial
Mortgage-Backed Securities 12.7%
Banks 6.3%
Banc of America Commercial Mortgage Inc.,
2006-1, AM, 5.421%, 9/10/45	United States	3,140,000	3,239,664
[g]2006-3, AM, FRN, 6.007%, 7/10/44	United States	6,745,000	6,224,184
2006-4, AM, 5.675%, 7/10/46	United States	7,350,000	7,421,015
Bear Stearns Commercial Mortgage Securities Inc.,
2006-T24, AM, 5.568%, 10/12/16	United States	9,800,000	9,744,589
[e,g]2006-T24, B, 144A, FRN, 5.657%, 10/12/41	United States	5,179,000	3,411,324
[g]2007-PW16, AM, FRN, 5.713%, 6/11/40	United States	6,400,000	6,064,307
[g]Capital One Auto Finance Trust, 2006-C, A4, FRN, 0.286%,
5/15/13	United States	2,825,708	2,809,431
[g]Citibank Credit Card Issuance Trust, 2004-A7, A7, FRN,
0.419%, 11/25/13	United States	21,444,000	21,428,918
Citigroup Commercial Mortgage Trust,
2006-C5, A2, 5.378%, 10/15/49	United States	1,100,000	1,145,961
[g]2007-C6, AM, FRN, 5.888%, 6/10/17	United States	1,840,000	1,819,876
[e,g]FRN, 144A, 0.326%, 4/15/22	United States	4,415,271	4,161,785
Citigroup/Deutsche Bank Commercial Mortgage Trust,
5.223%, 7/15/44	United States	1,775,000	1,822,142
[g]2005-CD1, E, FRN, 5.40%, 7/15/44	United States	4,500,000	2,694,973
2006-CD3, A5, 5.617%, 10/15/48	United States	13,500,000	14,633,885
FHLMC,
2643, OG, 5.00%, 7/15/32	United States	3,182,750	3,508,020
[g]2942, TF, FRN, 0.606%, 3/15/35	United States	471,554	471,580
FNMA,
[g]2005-122, FN, FRN, 0.606%, 1/25/36	United States	3,402,253	3,399,392
G93-33, K, 7.00%, 9/25/23	United States	777,572	860,019
Greenwich Capital Commercial Funding Corp.,
2005-GG5, A5, 5.224%, 4/10/37	United States	10,280,000	11,137,444
2005-GG5, B, 5.369%, 4/10/37	United States	7,875,000	5,814,233
[g]2006-GG7, A4, FRN, 5.913%, 7/10/38	United States	21,200,000	23,369,006
2007-GG9, C, 5.554%, 3/10/39	United States	6,438,000	3,139,576
[g]GS Mortgage Securities Corp. II,
1997-GL, X2, IO, FRN, 0.29%, 7/13/30	United States	33,837	302
2006-GG6, A4, FRN, 5.553%, 4/10/38	United States	19,807,000	21,518,949
[g]Homebanc Mortgage Trust, 2005-4, A1, FRN, 0.526%,
10/25/35	United States	4,822,921	3,718,944

Annual Report | 111

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Banks (continued)
LB-UBS Commercial Mortgage Trust, 2005-C5, A4, 4.954%,
9/15/30	United States	9,470,000	$10,364,624
[e,g]Schiller Park CLO Ltd., 2007-1A, A2, 144A, FRN, 0.738%,
4/25/21	United States	3,500,000	3,135,685
Wachovia Bank Commercial Mortgage Trust,
5.739%, 5/15/16	United States	6,683,000	5,086,284
[e,g]2007-WHL8, A1, 144A, FRN, 0.336%, 6/15/20	United States	16,579,625	14,633,499
Wells Fargo Mortgage Backed Securities Trust,
[g]2004-W, A9, FRN, 2.994%, 11/25/34	United States	5,146,000	4,904,217
2007-3, 3A1, 5.50%, 4/25/37	United States	6,323,567	6,560,391
[b]Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	25,299	25,299
			208,269,518
Diversified Financials 6.3%
[g]Advanta Business Card Master Trust,
2005-A2, A2, FRN, 0.386%, 5/20/13	United States	83,955	83,748
2007-A4, A4, FRN, 0.286%, 4/22/13	United States	98,556	98,312
[g]AFC Home Equity Loan Trust, 1997-4, 2A2, FRN, 0.896%,
12/22/27	United States	149,149	112,648
[g]Amortizing Residential Collateral Trust, 2002-BC1, M1,
FRN, 1.531%, 1/25/32	United States	299,781	98,354
[e,g]Armstrong Loan Funding Ltd., 2008-1A, B, 144A, FRN,
1.466%, 8/01/16	Cayman Islands	4,363,265	4,094,685
[e,g]Babson CLO Ltd., 2005-2A, A1, 144A, FRN, 0.539%,
7/20/19	Cayman Islands	4,090,699	3,829,876
[g]Bank of America Credit Card Trust, 2006-A6, FRN,
0.286%, 11/15/13	United States	12,954,000	12,944,602
[g]Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.136%,
11/25/34	United States	3,228,446	2,360,041
Capital One Multi-Asset Execution Trust,
2006-A6, A6, 5.30%, 2/18/14	United States	24,790,000	25,338,471
2009-A2, A2, 3.20%, 4/15/14	United States	26,700,000	27,141,354
[e,g]Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.633%,
3/11/21	Cayman Islands	1,006,000	803,306
[g]Chase Funding Mortgage Loan Asset-Backed Certificates,
2004-2, 2A2, FRN, 0.756%, 2/25/35	United States	1,543,911	1,194,065
[g]Chase Issuance Trust,
2007-A1, A1, FRN, 0.276%, 3/15/13	United States	10,426,000	10,424,493
2007-A9, A9, FRN, 0.286%, 6/16/14	United States	16,450,000	16,409,898
2009-A2, A2, FRN, 1.806%, 4/15/14	United States	30,000,000	30,573,957
[e,g]Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN,
1.289%, 10/15/21	Cayman Islands	690,000	561,298
Countrywide Home Loans, 2004-J8, 3A3, 5.50%,
12/25/34	United States	4,421,108	4,476,438
[e,g]DLJ Mortgage Acceptance Corp., 1997-CF1, S, 144A, IO,
FRN, 1.211%, 5/15/30	United States	7,380	—
[g]First Franklin Mortgage Loan Asset-Backed Certificates,
2004-FF11, 1A2, FRN, 0.606%, 1/25/35	United States	760,091	684,112

112 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Asset-Backed Securities and Commercial
Mortgage-Backed Securities (continued)
Diversified Financials (continued)
Foxe Basin CLO Ltd., 2003-1A, A2, 1.192%, 12/15/15	Cayman Islands	2,150,000	$1,964,122
GMAC Commercial Mortgage Securities Inc., 2005-C1, B,
4.936%, 5/10/43	United States	7,535,000	5,651,250
JPMorgan Chase Commercial Mortgage Securities Corp.,
2005-LDP2, AM, 4.78%, 7/15/42	United States	2,470,000	2,472,290
[g]2006-CB14, AM, FRN, 5.627%, 12/12/44	United States	8,000,000	7,843,917
[g]2006-CB14, B, FRN, 5.533%, 12/12/44	United States	8,000,000	4,043,000
2006-CB17, AM, 5.464%, 12/12/43	United States	9,290,000	8,900,353
[e,g]2007-FL1A, A1, 144A, FRN, 0.631%, 7/15/19	United States	18,494,311	16,636,844
[e,g]Katonah Ltd., 2007-IA, A2L, 144A, FRN, 1.788%,
4/23/22	Cayman Islands	5,416,684	4,335,216
[e]Legacy Benefits Insurance Settlements LLC, 2004-1, A,
144A, 5.35%, 2/10/39	United States	1,988,021	2,007,902
[e,g]MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.792%,
12/21/17	United States	1,200,000	1,046,208
[g,h]Pacifica CDO Ltd., 2005-5X, A2, FRN, Reg S, 0.738%,
1/26/20	Cayman Islands	5,000,000	3,812,775
Residential Asset Securities Corp.,
2001-KS2, AI5, 7.514%, 6/25/31	United States	8,866	7,192
2004-KS1, AI4, 4.213%, 4/25/32	United States	319,502	316,560
[g]2005-AHL2, A2, FRN, 0.516%, 10/25/35	United States	882,755	846,472
[g]Securitized Asset-Backed Receivables LLC Trust, 2006-FR2,
A2, FRN, 0.406%, 3/25/36	United States	2,206,785	2,063,985
[g]SLM Student Loan Trust,
2005-4, A2, FRN, 0.368%, 4/26/21	United States	462,376	461,161
2005-9, A4, FRN, 0.388%, 1/25/23	United States	1,261,118	1,256,787
2006-9, A2, FRN, 0.288%, 4/25/17	United States	26,440	26,428
[g]Structured Asset Securities Corp., 2002-1A, 2A1, FRN,
3.848%, 2/25/32	United States	43,159	38,119
[e,g]Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.691%,
8/01/22	Cayman Islands	3,976,950	3,469,829
			208,430,068
Real Estate 0.1%
[e,g]Credit Suisse Mortgage Capital Certificates, 2006-TF2A, A2,
144A, FRN, 0.426%, 10/15/21	United States	4,246,000	3,752,742
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities
(Cost $409,924,848)			420,452,328
Mortgage-Backed Securities 17.7%
[g]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable
Rate 0.2%
FHLMC, 2.70%, 7/01/34	United States	516,819	540,504
FHLMC, 2.711%, 4/01/32	United States	695,737	726,643
FHLMC, 2.777%, 4/01/30	United States	432,264	454,859
FHLMC, 2.86%, 9/01/32	United States	252,245	263,656
FHLMC, 3.003%, 11/01/27	United States	4,603,701	4,731,860

			Annual Report | 113

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Mortgage-Backed Securities (continued)
[g]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable
Rate (continued)
FHLMC, 3.131%, 12/01/34	United States	315,481	$328,098
FHLMC, 5.275%, 3/01/25	United States	128,453	136,096
FHLMC, 5.917%, 10/01/36	United States	58,313	61,736
FHLMC, 6.11%, 6/01/36	United States	387,215	408,447
			7,651,899
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 7.2%
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	13,136,134	13,773,295
[k]FHLMC Gold 30 Year, 4.50%, 11/01/39	United States	57,000,000	59,707,500
[k]FHLMC Gold 30 Year, 5.00%, 10/01/17 - 11/01/39	United States	77,465,619	82,323,603
FHLMC Gold 30 Year, 5.50%, 11/01/22 - 12/01/37	United States	20,728,103	22,273,967
[k]FHLMC Gold 30 Year, 6.00%, 2/01/17 - 11/01/39	United States	44,653,572	48,463,304
FHLMC Gold 30 Year, 6.50%, 8/01/25 - 3/01/39	United States	10,685,048	11,823,904
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	445,620	506,069
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	68,146	77,962
FHLMC Gold 30 Year, 8.00%, 2/01/30	United States	107,609	124,218
FHLMC Gold 30 Year, 8.50%, 10/01/24 - 8/01/30	United States	26,010	30,426
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	60,399	67,630
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	97,013	116,659
			239,288,537
[g]Federal National Mortgage Association (FNMA) Adjustable
Rate 0.6%
FNMA, 2.018%, 10/01/32	United States	824,491	850,900
FNMA, 2.25%, 6/01/15	United States	69,227	69,724
FNMA, 2.349%, 4/01/35	United States	2,124,528	2,201,083
FNMA, 2.441%, 12/01/22	United States	94,235	98,353
FNMA, 2.449%, 10/01/36	United States	123,392	128,014
FNMA, 2.507%, 11/01/31	United States	307,864	322,577
FNMA, 2.55%, 12/01/34	United States	442,329	459,384
FNMA, 2.626%, 5/01/25	United States	117,610	123,758
FNMA, 2.65%, 12/01/34	United States	550,443	576,526
FNMA, 2.883%, 2/01/34	United States	1,364,426	1,430,214
FNMA, 2.975%, 6/01/32	United States	51,535	51,825
FNMA, 3.003%, 9/01/34	United States	5,013,950	5,121,278
FNMA, 3.198%, 1/01/17	United States	432,240	444,901
FNMA, 3.392%, 12/01/27	United States	375,017	386,289
FNMA, 3.413%, 6/01/33	United States	333,964	339,431
FNMA, 3.422%, 3/01/33	United States	386,441	398,840
FNMA, 4.103%, 8/01/33	United States	5,009,720	5,168,836
FNMA, 4.951%, 12/01/24	United States	39,204	41,145
FNMA, 5.162%, 6/01/17	United States	64,996	64,979
FNMA, 5.883%, 3/01/37	United States	1,089,532	1,168,328
			19,446,385
Federal National Mortgage Association (FNMA) Fixed Rate 9.5%
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	909,382	972,656
[k]FNMA 30 Year, 4.50%, 11/01/39	United States	59,735,000	62,721,750

114 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate
(continued)
FNMA 30 Year, 5.00%, 6/01/18 - 5/01/39	United States	48,078,938	$51,176,636
[k]FNMA 30 Year, 5.00%, 11/01/39	United States	35,278,000	37,499,420
[k]FNMA 30 Year, 5.50%, 1/01/14 - 11/01/38	United States	62,081,773	67,318,560
FNMA 30 Year, 6.00%, 8/01/16 - 9/01/38	United States	27,048,542	29,470,147
[k]FNMA 30 Year, 6.00%, 11/01/39	United States	54,000,000	58,632,228
[k]FNMA 30 Year, 6.50%, 10/01/12 - 11/01/39	United States	4,745,430	5,275,019
FNMA 30 Year, 7.00%, 11/01/25 - 1/01/31	United States	64,778	73,983
FNMA 30 Year, 7.50%, 1/01/30	United States	45,175	52,057
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	273,546	321,897
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	545,376	640,686
			314,155,039
[g]Government National Mortgage Association (GNMA)
Adjustable Rate 0.0%†
GNMA, 3.125%, 10/20/26	United States	75,624	78,062
GNMA, 3.375%, 1/20/23	United States	35,594	36,813
			114,875
Government National Mortgage Association (GNMA) Fixed
Rate 0.2%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	1,996,320	2,193,672
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	328,107	367,402
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	119,750	138,958
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	353,356	403,687
GNMA I SF 30 Year, 8.00%, 8/15/16 - 5/15/17	United States	107,399	120,410
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	2,807	3,368
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	25,207	27,930
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	3,208,072	3,558,747
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	145,691	168,927
GNMA II SF 30 Year, 8.00%, 5/20/27 - 7/20/27	United States	195,408	221,060
			7,204,161
Total Mortgage-Backed Securities
(Cost $567,357,544)			587,860,896
Municipal Bonds 4.1%
Bay Area Toll Authority Toll Bridge Revenue, Build America
Bonds, Series S1, 6.793%, 4/01/30	United States	2,570,000	2,673,083
California State GO, Various Purpose,
6.00%, 4/01/38	United States	15,000,000	16,704,900
Refunding, 6.00%, 3/01/33	United States	15,500,000	17,646,750
California State Judgement Trust COP, 1.684%, 6/01/15	United States	5,000,000	4,508,950
Chicago Transit Authority Transfer Tax Receipts Revenue,
Series A, 6.899%, 12/01/40	United States	800,000	833,912
Citizens Property Insurance Corp. Revenue, High-Risk
Account, Senior Secured, Series A-1, Assured Guaranty,
4.50%, 6/01/14	United States	11,300,000	11,949,411
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000	774,917

Annual Report | 115

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Principal Amount*		Value
Municipal Bonds (continued)
Detroit School District GO, Qualified School Construction
Bonds, 6.645%, 5/01/29	United States	15,000,000		$15,071,400
Illinois State GO, Build America Bonds, 7.35%, 7/01/35	United States	5,755,000		5,905,666
Kentucky State Municipal Power Agency Power System
Revenue, Prairie State Project, Series A, BHAC Insured,
5.25%, 9/01/42	United States	1,015,000		1,073,931
Los Angeles Community College District GO,
2008 Election, Series D, 6.68%, 8/01/36	United States	2,240,000		2,301,152
Build America Bonds, 6.75%, 8/01/49	United States	15,000,000		16,066,200
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26	United States	565,000		623,009
[e]New York City IDA, 144A, 11.00%, 3/01/29	United States	700,000		900,830
New York State Dormitory Authority State Personal Income
Tax Revenue, Build America Bonds, 5.50%, 3/15/30	United States	11,000,000		11,288,090
Oregon State GO, Build America Bonds, State Board of
Education, Refunding, Series C, 5.382%, 8/01/39	United States	11,945,000		12,263,812
Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
8/01/27	United States	1,150,000		460,586
8/01/30	United States	1,150,000		362,744
8/01/32	United States	1,440,000		391,522
8/01/33	United States	760,000		192,060
San Francisco City and County GO, Build America Bonds,
5.93%, 6/15/28	United States	9,300,000		10,437,948
Tulare Sewer Revenue, Build America Bonds, Series B,
AGMC Insured, 8.75%, 11/15/44	United States	2,895,000		3,115,483
Total Municipal Bonds (Cost $128,427,927)				135,546,356
Total Investments before Short Term Investments
(Cost $3,213,801,512)				3,403,564,114
Short Term Investments 6.3%
Foreign Government and Agency Securities 1.3%
[t]Bank of Negara Monetary Note, 3/10/11 - 7/19/11	Malaysia	2,690,000	MYR	851,416
[t]Bank of Negara Monetary Note, 1110, 3/22/11	Malaysia	270,000	MYR	85,749
[t]Bank of Negara Monetary Note, 1810, 11/02/10	Malaysia	410,000	MYR	131,749
[t]Israel Treasury Bill, 1/05/11 - 10/05/11	Israel	70,182,300	ILS	19,117,961
[t]Malaysia Treasury Bill, 5/06/11 - 7/01/11	Malaysia	250,000	MYR	78,990
[t]Norway Treasury Bill, 12/15/10 - 6/15/11	Norway	155,610,000	NOK	26,271,456
[t]Sri Lanka Treasury Bill, 7/08/11 - 9/16/11	Sri Lanka	10,010,000	LKR	85,312
Total Foreign Government and Agency Securities
(Cost $44,512,295)				46,622,633
U.S. Government and Agency Securities
(Cost $16,644,048) 0.5%
t,[u]U.S. Treasury Bill, 11/26/10 - 2/24/11	United States	16,646,000		16,644,368
Total Investments before Money Market Funds
(Cost $3,274,957,855)				3,466,831,115

116 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund	Country/Organization	Shares	Value
Short Term Investments (continued)
Money Market Funds (Cost $147,075,661) 4.4%
[a,v]Institutional Fiduciary Trust Money Market Portfolio,
0.00%	United States	147,075,661	$147,075,661
Total Investments (Cost $3,422,033,516)
109.1%			3,613,906,776
Other Assets, less Liabilities (9.1)%			(302,184,599)
Net Assets 100.0%			$3,311,722,177

*	The principal amount is stated in U.S. dollars unless otherwise indicated.
†	Rounds to less than 0.1% of net assets.
[a]	Non-income producing.
[b]	Security has been deemed illiquid because it may not be able to be sold within seven days. At October 31, 2010, the aggregate value of these securities was $123,006, representing less than 0.01% of net assets.

cSee Note 9 regarding restricted securities.

dAt October 31, 2010, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2010, the aggregate value of these securities was $309,997,770, representing 9.36% of net assets.

 fPerpetual security with no stated maturity date.

gThe coupon rate shown represents the rate at period end.

 hSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2010, the aggregate value of these securities was $21,002,075, representing 0.63% of net assets.

 iIncome may be reflected in the redemption value or received in additional securities and/or cash.

 jSee Note 8 regarding defaulted securities.

kA portion or all of the security purchased on a when-issued, delayed delivery, or TBA basis. See Note 1(c).

lIncome may be received in additional securities and/or cash.

mSee Note 1(f) regarding senior floating rate interests.

nA supranational organization is an entity formed by two or more central governments through international treaties.

oThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

pPrincipal amount is stated in 100 Mexican Peso Units.

 qPrincipal amount is stated in 1,000 Brazilian Real Units.

rRedemption price at maturity is adjusted for inflation. See Note 1(h).

sPrincipal amount of security is adjusted for inflation. See Note 1(h).

tThe security is traded on a discount basis with no stated coupon rate.

 uSecurity or a portion of the security has been segregated as collateral for open swap contracts and open future contracts. At October 31, 2010, the value of this security amounted to $13,544,165.

vSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

Annual Report | 117

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund

At October 31, 2010, the fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts

			Number of			Unrealized	Unrealized
Description		Type	Contracts	Notional Amount Delivery Date Appreciation			Depreciation
U.S. Treasury 2 Year Note		Long	885	$177,000,000	12/31/10	$786,003	$—
U.S. Treasury 5 Year Note		Long	1,200	120,000,000	12/31/10	2,322,000	—
U.S. Treasury 10 Year Note		Short	350	35,000,000	12/21/10	—	(669,043)
Unrealized appreciation (depreciation)						3,108,003	(669,043)
Net unrealized appreciation (depreciation)						$2,438,960

At October 31, 2010, the fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Amount	Date	Appreciation	Depreciation
Japanese Yen	BZWS	Sell	857,065,000	$9,569,997	11/10/10	$—	$(1,081,076)
Euro	BZWS	Sell	888,264	1,320,440	11/17/10	84,341	—
Japanese Yen	BZWS	Sell	2,236,935,360	25,080,000	11/17/10	—	(2,720,763)
Euro	DBAB	Sell	1,552,686	2,314,278	11/29/10	153,887	—
Mexican Peso	CITI	Sell	8,714,000	641,632	12/02/10	—	(62,412)
British Pound	DBAB	Sell	300,000	485,850	12/15/10	5,340	—
Euro	DBAB	Sell	1,460,625	2,129,445	12/15/10	97,622	—
Philippine Peso	JPHQ	Buy	76,351,000	1,641,718	1/13/11	128,769	—
Euro	BZWS	Sell	6,429,000	9,328,479	1/14/11	389,268	—
Philippine Peso	HSBC	Buy	12,250,000	261,920	1/14/11	22,116	—
Mexican Peso	DBAB	Sell	97,158,402	7,260,000	1/18/11	—	(561,343)
Euro	CITI	Sell	5,184,200	7,318,794	1/27/11	111,800	—
Euro	DBAB	Sell	2,367,500	3,342,792	1/27/11	51,530	—
Japanese Yen	DBAB	Sell	1,337,253,120	14,832,000	2/02/11	—	(1,801,453)
Euro	DBAB	Sell	961,785	1,312,644	2/16/11	—	(23,964)
Malaysian Ringgit	DBAB	Buy	21,721,000	6,326,751	2/17/11	603,364	—
Indian Rupee	DBAB	Buy	16,152,000	355,889	4/11/11	—	(2,257)
Indian Rupee	DBAB	Buy	34,636,000	763,076	4/12/11	—	(4,879)
Indian Rupee	JPHQ	Buy	23,264,000	514,008	4/13/11	—	(4,831)
Indian Rupee	JPHQ	Buy	22,836,000	504,551	4/15/11	—	(4,903)
Indian Rupee	DBAB	Buy	8,029,000	176,850	4/19/11	—	(1,290)
Indian Rupee	JPHQ	Buy	11,408,000	251,001	4/19/11	—	(1,557)
Chilean Peso	MSCO	Buy	1,195,400,000	2,275,825	4/25/11	139,780	—
Indian Rupee	DBAB	Buy	16,221,000	358,159	4/26/11	—	(3,873)
Chilean Peso	JPHQ	Buy	562,321,000	1,070,578	4/27/11	65,596	—
Euro	BZWS	Sell	11,680,000	15,622,000	4/27/11	—	(590,740)
Indian Rupee	JPHQ	Buy	2,314,000	51,059	4/27/11	—	(527)

118 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Amount	Date	Appreciation	Depreciation
Chilean Peso	CITI	Buy	906,403,000	$1,736,404	4/28/11	$94,873	$—
Indian Rupee	JPHQ	Buy	11,481,000	253,332	4/28/11	—	(2,647)
Indian Rupee	JPHQ	Buy	11,492,000	253,687	4/29/11	—	(2,794)
Indian Rupee	JPHQ	Buy	366,363,000	8,100,000	5/04/11	—	(106,863)
Euro	DBAB	Sell	585,912	721,140	5/20/11	—	(91,780)
Indian Rupee	DBAB	Buy	21,978,000	462,500	6/01/11	15,247	—
Indian Rupee	HSBC	Buy	25,398,000	527,663	6/03/11	24,281	—
Indian Rupee	DBAB	Buy	16,189,000	334,899	6/07/11	16,733	—
Euro	DBAB	Sell	10,340,000	12,488,135	6/08/11	—	(1,852,645)
Indian Rupee	HSBC	Buy	4,321,000	90,720	6/08/11	3,121	—
Indian Rupee	DBAB	Buy	4,383,000	91,180	6/10/11	3,984	—
Indian Rupee	HSBC	Buy	10,910,000	226,998	6/13/11	9,785	—
Indian Rupee	DBAB	Buy	10,971,000	230,145	6/16/11	7,869	—
Indian Rupee	DBAB	Buy	9,993,000	209,893	6/20/11	6,790	—
Euro	DBAB	Sell	633,667	830,737	8/08/11	—	(47,049)
Euro	DBAB	Sell	14,200,000	18,744,000	8/11/11	—	(925,365)
Euro	MSCO	Sell	1,411,000	1,806,489	8/15/11	—	(147,826)
Euro	DBAB	Sell	1,624,000	2,082,666	8/16/11	—	(166,621)
Euro	DBAB	Sell	471,200	603,456	8/18/11	—	(49,144)
Euro	DBAB	Sell	2,355,122	3,022,493	8/23/11	—	(238,968)
Euro	BZWS	Sell	101,400	128,322	8/25/11	—	(12,095)
Euro	DBAB	Sell	1,291,295	1,658,217	8/25/11	—	(129,946)
Euro	MSCO	Sell	955,724	1,209,765	8/26/11	—	(113,679)
Euro	JPHQ	Sell	3,155,000	3,986,974	8/29/11	—	(381,669)
Euro	JPHQ	Sell	290,999	367,386	8/29/11	—	(35,552)
Malaysian Ringgit	JPHQ	Buy	12,560,000	3,932,989	8/29/11	29,149	—
Euro	DBAB	Sell	13,620,000	17,337,034	8/30/11	—	(1,521,837)
Philippine Peso	JPHQ	Buy	566,370,000	12,180,000	9/01/11	742,627	—
British Pound	DBAB	Sell	236,500	374,332	10/03/11	—	(3,107)
Philippine Peso	DBAB	Buy	44,751,000	994,555	10/04/11	24,762	—
Philippine Peso	HSBC	Buy	35,897,000	796,543	10/04/11	21,102	—
Euro	DBAB	Sell	18,255,238	24,966,502	10/05/11	—	(292,528)
Philippine Peso	DBAB	Buy	53,504,000	1,194,739	10/05/11	23,886	—
Philippine Peso	HSBC	Buy	53,517,000	1,195,697	10/05/11	23,224	—
Philippine Peso	JPHQ	Buy	14,135,000	315,767	10/06/11	6,160	—
Indian Rupee	DBAB	Buy	622,168,250	13,400,135	10/07/11	—	(89,034)
Philippine Peso	DBAB	Buy	43,922,000	987,322	10/07/11	12,957	—
Philippine Peso	CITI	Buy	17,580,000	397,486	10/11/11	2,798	—
Philippine Peso	DBAB	Buy	35,146,000	793,740	10/11/11	6,508	—
Philippine Peso	HSBC	Buy	35,213,000	793,998	10/11/11	7,776	—
Philippine Peso	JPHQ	Buy	17,535,000	395,833	10/11/11	3,426	—
Philippine Peso	DBAB	Buy	10,465,000	237,485	10/12/11	783	—
Euro	DBAB	Sell	496,119	686,182	10/13/11	—	(169)

Annual Report | 119

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund

Forward Exchange Contracts (continued)
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty Type		Quantity	Amount	Date	Appreciation	Depreciation
Philippine Peso	HSBC	Buy	17,449,000	$393,040	10/13/11	$4,220	$—
Philippine Peso	JPHQ	Buy	39,005,000	880,176	10/13/11	7,846	—
Euro	HSBC	Sell	267,000	371,183	10/17/11	1,834	—
Japanese Yen	DBAB	Sell	879,763,200	10,870,668	10/28/11	—	(117,015)
Euro	DBAB	Sell	14,185,000	19,444,798	10/31/11	—	(172,320)
British Pound	DBAB	Sell	236,500	372,724	10/01/12	—	(2,652)
British Pound	DBAB	Sell	236,500	370,596	10/01/13	—	(2,735)
British Pound	DBAB	Sell	4,636,500	7,228,304	10/01/14	—	(51,036)
Unrealized appreciation (depreciation)						2,955,154	(13,422,944)
Net unrealized appreciation (depreciation)							$(10,467,790)

At October 31, 2010, the fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

						Upfront
			Periodic			Premiums
	Counter-	Notional	Payment	Expiration	Market	Paid/	Unrealized	Unrealized
Description	party[a]	Amount[b]	Rate	Date	Value	(Received)	Appreciation	Depreciation	Rating[c]
Contracts to Buy Protection
Single Name
Bank of America Corp.	DBAB	$5,000,000	1.00%	6/20/15	$170,633	$59,204	$111,429	$—
Bank of America Corp.	FBCO	15,000,000	1.00%	6/20/15	511,897	176,545	335,352	—
Belo Corp.	BOFA	1,000,000	5.00%	6/20/13	(81,431)	(56,946)	—	(24,485)
Belo Corp.	CITI	8,000,000	5.00%	6/20/13	(651,450)	(384,892)	—	(266,558)
Belo Corp.	DBAB	2,000,000	5.00%	6/20/13	(162,862)	(108,071)	—	(54,791)
Belo Corp.	FBCO	4,000,000	5.00%	6/20/13	(325,725)	(240,297)	—	(85,428)
Belo Corp.	GSCO	3,000,000	5.00%	6/20/13	(244,294)	(169,729)	—	(74,565)
Centex Corp.	GSCO	3,750,000	4.00%	3/20/12	(107,859)	—	—	(107,859)
Centex Corp.	GSCO	5,000,000	4.70%	9/20/12	(243,264)	—	—	(243,264)
Centex Corp.	FBCO	1,500,000	5.00%	9/20/12	(81,313)	(97,343)	16,030	—
Citadel Finance Ltd.	FBCO	18,500,000	5.00%	12/20/11	(728,573)	(575,724)	—	(152,849)
HCA Inc.	GSCO	4,000,000	5.00%	6/20/12	(224,674)	(149,406)	—	(75,268)
Hertz Corp.	FBCO	2,950,000	5.00%	6/20/12	(170,287)	(69,756)	—	(100,531)
International Lease Finance Corp. .	GSCO	20,000,000	5.00%	9/20/12	(1,126,688)	(1,166,410)	39,722	—
Kinder Morgan Inc.	DBAB	2,000,000	1.00%	3/20/15	52,782	87,124	—	(34,342)
Kinder Morgan Inc.	JPHQ	5,000,000	1.00%	3/20/15	131,956	103,278	28,678	—
Kinder Morgan Inc.	MSCO	5,000,000	1.00%	3/20/15	131,956	87,479	44,477	—
Meritage Homes Corp.	FBCO	5,000,000	5.00%	3/20/15	(412,650)	(368,261)	—	(44,389)
MGIC Investment Corp.	FBCO	5,250,000	5.00%	9/20/11	(145,026)	(100,265)	—	(44,761)
Sprint Nextel Corp.	DBAB	5,000,000	5.00%	3/20/12	(285,675)	(258,797)	—	(26,878)
Sprint Nextel Corp.	FBCO	25,500,000	5.00%	3/20/12	(1,456,942)	(916,056)	—	(540,886)
Starwood Hotels & Resorts
Worldwide Inc.	FBCO	3,000,000	5.00%	3/20/13	(303,281)	(237,726)	—	(65,555)

120 | Annual Report

Franklin Investors Securities Trust

Statement of Investments, October 31, 2010 (continued)

Franklin Total Return Fund

Credit Default Swap Contracts (continued)

						Upfront
			Periodic			Premiums
	Counter-	Notional	Payment	Expiration	Market	Paid/	Unrealized	Unrealized
Description	party[a]	Amount[b]	Rate	Date	Value	(Received)	Appreciation	Depreciation	Rating[c]
Contracts to Buy Protection (continued)
Single Name (continued)
Starwood Hotels & Resorts
Worldwide Inc.	CITI	$6,750,000	5.00%	12/20/14	$(1,018,337)	$(786,859)	$—	$(231,478)
Starwood Hotels & Resorts
Worldwide Inc.	FBCO	9,000,000	5.00%	12/20/15	(1,543,282)	(1,234,582)	—	(308,700)
Toll Brothers Finance Corp.	MSCO	3,910,000	5.00%	3/20/14	(417,615)	(389,516)	—	(28,099)
Wendy’s International Inc.	MSCO	18,401,000	5.00%	6/20/14	(1,406,048)	(2,243,848)	837,800	—
Contracts to Sell Protection[d]
Single Name
Freescale Semiconductor Inc.	FBCO	3,500,000	5.00%	12/20/14	(265,875)	(522,624)	256,749	—	CCC
Merrill Lynch & Co. Inc.	DBAB	5,000,000	1.00%	6/20/15	(204,961)	(121,117)	—	(83,844)	A
Merrill Lynch & Co. Inc.	FBCO	15,000,000	1.00%	6/20/15	(614,883)	(389,158)	—	(225,725)	A
Oshkosh Truck Corp.	FBCO	1,110,000	2.50%	9/20/11	9,805	5,280	4,525	—	BB+
Sungard Data Systems Inc.	FBCO	2,500,000	5.00%	6/20/15	22,945	(83,668)	106,613	—	B
Traded Index
LCDX.NA.14	GSCO	14,850,000	2.50%	6/20/15	(227,669)	(768,412)	540,743	—	Non
									Investment
									Grade
LCDX.NA.14	MSCO	9,900,000	2.50%	6/20/15	(152,460)	(501,961)	349,501	—	Non
									Investment
									Grade
Unrealized appreciation (depreciation)							2,671,619	(2,820,255)
Net unrealized appreciation (depreciation)								$(148,636)

The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end:

Counterparty	Collateral Posted (Received)
BOFA	$99,991
CITI	1,558,071
DBAB	79,993
FBCO	5,658,371
GSCO	1,158,264
MSCO	1,989,745
Total collateral for credit default swaps	$10,544,435

aPositions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund.

bFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts. cBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy for traded index swaps.

See Abbreviations on page 149.

Annual Report | The accompanying notes are an integral part of these financial statements. | 121

Franklin Investors Securities Trust

Financial Statements

Statements of Assets and Liabilities
October 31, 2010

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,762,887,196	$1,517,249,426	$369,593,003	$3,274,957,855
Cost - Sweep Money Fund (Note 7)	60,564,193	205,668,863	12,335,217	147,075,661
Total cost of investments	$2,823,451,389	$1,722,918,289	$381,928,220	$3,422,033,516
Value - Unaffiliated issuers	$2,791,499,834	$1,550,121,406	$380,582,043	$3,466,831,115
Value - Sweep Money Fund (Note 7)	60,564,193	205,668,863	12,335,217	147,075,661
Total value of investments	2,852,064,027	1,755,790,269	392,917,260	3,613,906,776
Cash	74,034	3,703,242	58,419	1,169,315
Foreign currency, at value (cost $ —, $ —, $101,573
and $149,966)	—	—	101,543	149,942
Receivables:
Investment securities sold	12,900,716	8,432,745	991,091	18,008,382
Capital shares sold	9,986,469	9,690,077	3,567,272	13,597,603
Dividends and interest	10,215,716	7,455,520	3,033,915	34,289,979
Variation margin	—	—	—	291,097
Swaps (premiums paid $ —, $ —, $31,847 and
$584,144)	—	36,644	90,692	651,254
Unrealized appreciation on forward exchange
contracts	—	—	273,040	2,955,154
Unrealized appreciation on swap contracts	—	—	764,422	2,671,619
Unrealized appreciation on unfunded loan
commitments (Note 10)	—	279,357	—	—
Other assets	1,581	919	124	1,556
Total assets	2,885,242,543	1,785,388,773	401,797,778	3,687,692,677
Liabilities:
Payables:
Investment securities purchased	73,672	139,439,224	10,441,048	334,035,053
Capital shares redeemed	20,216,957	3,953,848	1,233,335	8,735,528
Affiliates	2,156,469	1,170,160	256,412	1,832,507
Allocator Funds (Note 12)	—	—	—	32,766
Distributions to shareholders	1,004,927	1,390,129	112,807	1,419,798
Variation margin	—	—	23,000	—
Swaps (premiums received $ —, $136,744,
$2,092,655 and $13,432,825)	—	136,421	2,022,796	12,860,559
Unrealized depreciation on forward exchange
contracts	—	—	1,398,603	13,422,944
Unrealized depreciation on swap contracts	—	61,777	197,426	2,820,255
Unrealized depreciation on unfunded loan
commitments (Note 10)	—	4,833	—	2,090
Accrued expenses and other liabilities	407,591	440,531	75,865	809,000
Total liabilities	23,859,616	146,596,923	15,761,292	375,970,500
Net assets, at value	$2,861,382,927	$1,638,791,850	$386,036,486	$3,311,722,177

122 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

## Financial Statements *(continued)*

### Statements of Assets and Liabilities *(continued)*

October 31, 2010

| | Franklin Adjustable U.S. Government Securities Fund | Franklin Floating Rate Daily Access Fund | Franklin Low Duration Total Return Fund | Franklin Total Return Fund |
|---|---|---|---|---|
| Net assets consist of: | | | | |
| Paid-in capital | $2,888,197,007 | $2,011,338,899 | $374,527,378 | $3,116,021,259 |
| Undistributed net investment income | 378,834 | 952,111 | 109,205 | 11,930,512 |
| Net unrealized appreciation (depreciation) | 28,612,638 | 33,084,727 | 10,335,027 | 184,016,616 |
| Accumulated net realized gain (loss) | (55,805,552) | (406,583,887) | 1,064,876 | (246,210) |
| Net assets, at value | $2,861,382,927 | $1,638,791,850 | $386,036,486 | $3,311,722,177 |
| Class A: | | | | |
| Net assets, at value | $1,536,981,045 | $1,082,655,571 | $369,836,030 | $1,867,411,346 |
| Shares outstanding | 172,761,639 | 118,871,218 | 35,415,443 | 180,713,236 |
| Net asset value per share[a] | $8.90 | $9.11 | $10.44 | $10.33 |
| Maximum offering price per share (net asset value per share ÷ 97.75%, 97.75%, 97.75% and 95.75%, respectively) | $9.10 | $9.32 | $10.68 | $10.79 |
| Class B: | | | | |
| Net assets, at value | — | $ 10,376,469 | — | $ 18,454,138 |
| Shares outstanding | — | 1,140,344 | — | 1,786,760 |
| Net asset value and maximum offering price per share[a] | — | $9.10 | — | $10.33 |
| Class C: | | | | |
| Net assets, at value | $ 956,001,508 | $ 272,601,543 | — | $ 366,888,191 |
| Shares outstanding | 107,526,075 | 29,926,772 | — | 35,536,980 |
| Net asset value and maximum offering price per share[a] | $8.89 | $9.11 | — | $10.32 |
| Class R: | | | | |
| Net assets, at value | — | — | — | $ 86,750,475 |
| Shares outstanding | — | — | — | 8,396,615 |
| Net asset value and maximum offering price per share | — | — | — | $10.33 |
| Advisor Class: | | | | |
| Net assets, at value | $ 368,400,374 | $ 273,158,267 | $ 16,200,456 | $ 972,218,027 |
| Shares outstanding | 41,361,687 | 29,978,560 | 1,549,376 | 93,942,397 |
| Net asset value and maximum offering price per share | $8.91 | $9.11 | $10.46 | $10.35 |

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 123

Franklin Investors Securities Trust

## Financial Statements *(continued)*

| | Franklin Adjustable U.S. Government Securities Fund | Franklin Floating Rate Daily Access Fund | Franklin Low Duration Total Return Fund | Franklin Total Return Fund |
|---|---|---|---|---|
| Investment income: | | | | |
| Dividends | $ — | $ — | $ — | $ 32,255 |
| Interest | 96,061,336 | 75,090,003 | 8,064,464 | 137,331,239 |
| Paydown gain (loss) | (39,294,610) | — | (148,933) | 15,930 |
| Total investment income | 56,766,726 | 75,090,003 | 7,915,531 | 137,379,424 |
| Expenses: | | | | |
| Management fees (Note 3a) | 10,603,638 | 5,122,842 | 1,062,940 | 7,764,751 |
| Administrative fees (Note 3b) | 2,710,024 | 2,942,820 | 516,725 | 5,479,594 |
| Distribution fees: (Note 3c) | | | | |
| Class A | 3,991,854 | 2,515,693 | 624,534 | 3,800,719 |
| Class B | — | 122,540 | — | 133,047 |
| Class C | 5,736,977 | 1,558,139 | — | 1,929,767 |
| Class R | — | — | — | 429,944 |
| Transfer agent fees (Note 3e) | 2,217,211 | 1,658,195 | 250,114 | 4,208,747 |
| Special servicing agreement fees (Note 12) | — | — | — | 362,786 |
| Custodian fees (Note 4) | 45,315 | 20,750 | 30,886 | 385,441 |
| Reports to shareholders | 320,687 | 224,939 | 38,938 | 410,365 |
| Registration and filing fees | 330,423 | 132,127 | 64,754 | 201,508 |
| Professional fees | 57,128 | 158,576 | 85,012 | 141,563 |
| Trustees' fees and expenses | 55,745 | 33,425 | 4,446 | 56,690 |
| Other | 102,974 | 67,700 | 45,926 | 119,960 |
| Total expenses | 26,171,976 | 14,557,746 | 2,724,275 | 25,424,882 |
| Expense reductions (Note 4) | — | (117) | (17) | (86) |
| Expenses waived/paid by affiliates (Note 3f) | — | — | (405,322) | (2,106,295) |
| Net expenses | 26,171,976 | 14,557,629 | 2,318,936 | 23,318,501 |
| Net investment income | 30,594,750 | 60,532,374 | 5,596,595 | 114,060,923 |
| Realized and unrealized gains (losses): | | | | |
| Net realized gain (loss) from: | | | | |
| Investments | 456,441 | 8,002,466 | 2,546,512 | 47,735,700 |
| Foreign currency transactions | — | — | 3,191 | (3,260,136) |
| Futures contracts | — | — | (424,333) | 10,806,304 |
| Swap contracts | — | 3,897 | 341,318 | (5,000,360) |
| Net realized gain (loss) | 456,441 | 8,006,363 | 2,466,688 | 50,281,508 |
| Net change in unrealized appreciation (depreciation) on: | | | | |
| Investments | 15,980,125 | 50,975,785 | 6,568,036 | 149,486,592 |
| Translation of other assets and liabilities denominated in foreign currencies | — | — | 445,952 | 1,599,888 |
| Net change in unrealized appreciation (depreciation) | 15,980,125 | 50,975,785 | 7,013,988 | 151,086,480 |
| Net realized and unrealized gain (loss) | 16,436,566 | 58,982,148 | 9,480,676 | 201,367,988 |
| Net increase (decrease) in net assets resulting from operations | $ 47,031,316 | $119,514,522 | $15,077,271 | $315,428,911 |

124 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Financial Statements (continued)
Statements of Changes in Net Assets

	Franklin Adjustable		Franklin Floating Rate
	U.S. Government Securities Fund		Daily Access Fund
	Year Ended October 31,		Year Ended October 31,
	2010	2009	2010	2009
Increase (decrease) in net assets:
Operations:
Net investment income	$30,594,750	$29,930,761	$60,532,374	$42,063,980
Net realized gain (loss) from investments and
swap contracts	456,441	—	8,006,363	(114,208,955)
Net change in unrealized appreciation
(depreciation) on investments	15,980,125	15,129,003	50,975,785	270,394,269
Net increase (decrease) in net assets
resulting from operations	47,031,316	45,059,764	119,514,522	198,249,294
Distributions to shareholders from:
Net investment income:
Class A	(43,113,831)	(26,172,009)	(41,151,712)	(30,411,405)
Class B	—	—	(410,078)	(470,076)
Class C	(20,004,074)	(7,108,205)	(8,891,478)	(6,116,252)
Advisor Class	(6,765,073)	(897,961)	(9,271,787)	(5,261,032)
Total distributions to shareholders	(69,882,978)	(34,178,175)	(59,725,055)	(42,258,765)
Capital share transactions: (Note 2)
Class A	175,086,253	779,962,601	85,266,199	50,019,305
Class B	—	—	(4,899,738)	(4,711,706)
Class C	366,932,621	462,179,098	53,130,137	(2,250,763)
Advisor Class	283,045,352	83,073,721	78,102,195	74,420,345
Total capital share transactions	825,064,226	1,325,215,420	211,598,793	117,477,181
Net increase (decrease) in net assets	802,212,564	1,336,097,009	271,388,260	273,467,710
Net assets:
Beginning of year	2,059,170,363	723,073,354	1,367,403,590	1,093,935,880
End of year	$2,861,382,927	$2,059,170,363	$1,638,791,850	$1,367,403,590
Undistributed net investment income included in
net assets:
End of year	$378,834	$149,899	$952,111	$193,858

Annual Report | The accompanying notes are an integral part of these financial statements. | 125

Franklin Investors Securities Trust

Financial Statements (continued)
Statements of Changes in Net Assets (continued)

	Franklin Low Duration		Franklin
	Total Return Fund		Total Return Fund
	Year Ended October 31,		Year Ended October 31,
	2010	2009	2010	2009
Increase (decrease) in net assets:
Operations:
Net investment income	$5,596,595	$2,642,987	$114,060,923	$80,781,373
Net realized gain (loss) from investments, foreign
currency transactions, futures contracts and
swap contracts	2,466,688	1,305,390	50,281,508	44,122,623
Net change in unrealized appreciation
(depreciation) on investments and translation of
other assets and liabilities denominated in foreign
currencies	7,013,988	4,211,289	151,086,480	191,244,684
Net increase (decrease) in net assets resulting
from operations	15,077,271	8,159,666	315,428,911	316,148,680
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(6,827,816)	(2,848,608)	(65,271,203)	(62,015,836)
Class B	—	—	(828,901)	(1,362,970)
Class C	—	—	(11,600,519)	(9,144,126)
Class R	—	—	(3,556,349)	(4,895,622)
Advisor Class	(257,098)	(19,838)	(37,172,593)	(32,020,159)
Net realized gains:
Class A	(558,104)	—	—	—
Advisor Class	(5,148)	—	—	—
Total distributions to shareholders	(7,648,166)	(2,868,446)	(118,429,565)	(109,438,713)
Capital share transactions: (Note 2)
Class A	210,036,865	112,240,477	513,892,499	346,871,524
Class B	—	—	(5,406,066)	837,046
Class C	—	—	107,822,824	113,752,969
Class R	—	—	(4,116,385)	7,444,788
Advisor Class	14,004,400	1,778,258	244,307,359	265,284,034
Total capital share transactions	224,041,265	114,018,735	856,500,231	734,190,361
Net increase (decrease) in net assets	231,470,370	119,309,955	1,053,499,577	940,900,328
Net assets:
Beginning of year	154,566,116	35,256,161	2,258,222,600	1,317,322,272
End of year	$386,036,486	$154,566,116	$3,311,722,177	$2,258,222,600
Undistributed net investment income included in
net assets:
End of year	$109,205	$340,926	$11,930,512	$13,099,344

126 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Investors Securities Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of nine separate funds, four of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Class A & Advisor Class	Class A, Class C & Advisor Class
Franklin Low Duration Total Return Fund	Franklin Adjustable U.S. Government Securities Fund
Class A, Class B, Class C & Advisor Class	Class A, Class B, Class C, Class R & Advisor Class
Franklin Floating Rate Daily Access Fund	Franklin Total Return Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Funds’ Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt and certain preferred securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments trade in the over-the-counter market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Funds’ Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, and TBA Basis

The Funds may purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, unfavorable movements in the value of a foreign currency relative to the U.S. dollar, and the potential for market movements which expose the fund to gains or losses in excess of the amounts shown on the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund enter into financial futures contracts primarily to manage interest rate risk. A futures contract is an agreement between the fund and a counterparty to buy or sell a security for a specific price on a future date. Required initial margin deposits of cash or securities are pledged by the fund. Subsequent payments, known as variation margin, are made or received by the fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund enter into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives.

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract (or other agreed upon amount) from the seller. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swaps agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract and recorded as a realized gain or loss on the Statements of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the funds’ investment objectives.

At October 31, 2010, the Franklin Total Return Fund holds $19,684 in U.S. Treasury Notes, as collateral for derivatives.

See Note 11 regarding other derivative information.

e. Mortgage Dollar Rolls

The Funds may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
f.	Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund invest are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for U.S. federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. The Funds recognize in its financial statements the effects including penalties and interest, if any, of a tax position taken on a tax return (or expected to be taken) when it’s more likely than not (a greater than 50% probability), based on the technical merits, that the tax position will be sustained upon examination by the tax authorities. As of October 31, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds’ financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax effects will significantly change in the next twelve months.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
h.	Security Transactions, Investment Income, Expenses and Distributions (continued)

These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statements of Operations.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2010, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2010
Shares sold	128,010,414	$1,145,189,517	45,357,433	$406,483,867
Shares issued in reinvestment of
distributions	4,111,377	36,731,879	3,678,321	32,937,884
Shares redeemed	(112,779,312)	(1,006,835,143)	(39,659,510)	(354,155,552)
Net increase (decrease)	19,342,479	$175,086,253	9,376,244	$85,266,199
Year ended October 31, 2009
Shares sold	153,658,811	$1,373,899,677	43,871,800	$349,936,925
Shares issued in reinvestment of
distributions	2,396,268	21,436,555	2,799,741	22,053,766
Shares redeemed	(68,837,915)	(615,373,631)	(41,105,493)	(321,971,386)
Net increase (decrease)	87,217,164	$779,962,601	5,566,048	$50,019,305
Class B Shares:
Year ended October 31, 2010
Shares sold			320,741	$2,869,674
Shares issued in reinvestment of
distributions			37,535	335,396
Shares redeemed			(908,707)	(8,104,808)
Net increase (decrease)			(550,431)	$(4,899,738)
Year ended October 31, 2009
Shares sold			340,990	$2,692,011
Shares issued in reinvestment of
distributions			47,255	366,600
Shares redeemed			(980,351)	(7,770,317)
Net increase (decrease)			(592,106)	$(4,711,706)
Class C Shares:
Year ended October 31, 2010
Shares sold	76,838,799	$687,068,602	13,156,321	$117,988,687
Shares issued in reinvestment of
distributions	1,881,718	16,792,091	753,804	6,752,396
Shares redeemed	(37,799,912)	(336,928,072)	(8,021,451)	(71,610,946)
Net increase (decrease)	40,920,605	$366,932,621	5,888,674	$53,130,137
Year ended October 31, 2009
Shares sold	63,926,720	$571,646,893	7,379,125	$59,104,680
Shares issued in reinvestment of
distributions	628,661	5,623,492	572,753	4,487,978
Shares redeemed	(12,882,462)	(115,091,287)	(8,472,107)	(65,843,421)
Net increase (decrease)	51,672,919	$462,179,098	(520,229)	$(2,250,763)

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

Franklin Adjustable
	U.S. Government		Franklin Floating Rate
	Securities Fund		Daily Access Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended October 31, 2010
Shares sold	57,941,625	$518,106,492	19,692,299	$177,178,995
Shares issued in reinvestment of
distributions	490,273	4,378,575	732,293	6,559,845
Shares redeemed	(26,800,814)	(239,439,715)	(11,834,231)	(105,636,645)
Net increase (decrease)	31,631,084	$283,045,352	8,590,361	$78,102,195
Year ended October 31, 2009
Shares sold	11,341,421	$101,662,527	13,995,010	$112,378,288
Shares issued in reinvestment of
distributions	54,593	489,659	574,069	4,546,779
Shares redeemed	(2,130,256)	(19,078,465)	(5,166,287)	(42,504,722)
Net increase (decrease)	9,265,758	$83,073,721	9,402,792	$74,420,345

Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2010
Shares sold	30,109,949	$309,713,569	85,159,343	$844,279,036
Shares issued in reinvestment of
distributions	619,672	6,370,896	5,567,901	55,242,007
Shares redeemed	(10,297,433)	(106,047,600)	(38,910,447)	(385,628,544)
Net increase (decrease)	20,432,188	$210,036,865	51,816,797	$513,892,499
Year ended October 31, 2009
Shares sold	15,628,787	$155,180,522	69,739,925	$630,431,263
Shares issued on reorganization	—	—	1,237,985	11,798,001
Shares issued in reinvestment of
distributions	233,837	2,329,421	5,502,855	49,231,209
Shares redeemed	(4,550,880)	(45,269,466)	(38,320,456)	(344,588,949)
Net increase (decrease)	11,311,744	$112,240,477	38,160,309	$346,871,524
Class B Shares:
Year ended October 31, 2010
Shares sold			484,843	$4,776,462
Shares issued in reinvestment of
distributions			67,077	662,182
Shares redeemed			(1,096,294)	(10,844,710)
Net increase (decrease)			(544,374)	$(5,406,066)
Year ended October 31, 2009
Shares sold			1,524,364	$13,537,850
Shares issued in reinvestment of
distributions			117,688	1,047,569
Shares redeemed			(1,540,552)	(13,748,373)
Net increase (decrease)			101,500	$837,046

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended October 31, 2010
Shares sold			17,447,949	$172,686,167
Shares issued in reinvestment of
distributions			945,432	9,371,596
Shares redeemed			(7,489,894)	(74,234,939)
Net increase (decrease)			10,903,487	$107,822,824
Year ended October 31, 2009
Shares sold			17,497,919	$157,787,278
Shares issued on reorganization			30,897	294,142
Shares issued in reinvestment of
distributions			791,999	7,105,251
Shares redeemed			(5,732,519)	(51,433,702)
Net increase (decrease)			12,588,296	$113,752,969
Class R Shares:
Year ended October 31, 2010
Shares sold			2,957,856	$29,180,422
Shares issued in reinvestment of
distributions			310,615	3,071,709
Shares redeemed			(3,681,820)	(36,368,516)
Net increase (decrease)			(413,349)	$(4,116,385)
Year ended October 31, 2009
Shares sold			3,499,337	$31,496,822
Shares issued in reinvestment of
distributions			468,725	4,176,856
Shares redeemed			(3,153,089)	(28,228,890)
Net increase (decrease)			814,973	$7,444,788
Advisor Class Shares:
Year ended October 31, 2010
Shares sold	1,683,475	$17,302,896	39,181,122	$387,605,355
Shares issued in reinvestment of
distributions	7,382	76,440	3,198,986	31,788,880
Shares redeemed	(327,097)	(3,374,936)	(17,646,405)	(175,086,876)
Net increase (decrease)	1,363,760	$14,004,400	24,733,703	$244,307,359
Year ended October 31, 2009
Shares sold	254,582	$2,556,843	46,507,982	$422,923,427
Shares issued on reorganization	—	—	5,402,812	51,542,827
Shares issued in reinvestment of
distributions	600	5,987	2,983,790	26,725,786
Shares redeemed	(77,375)	(784,572)	(25,764,557)	(235,908,006)
Net increase (decrease)	177,807	$1,778,258	29,130,027	$265,284,034

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary Franklin Advisers, Inc. (Advisers)	filiation Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Administrative manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Franklin Adjustable U.S. Government Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.400%	Up to and including $5 billion
0.350%	Over $5 billion, up to and including $10 billion
0.330%	Over $10 billion, up to and including $15 billion
0.300%	In excess of $15 billion

The Franklin Floating Rate Daily Access Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.450%	Up to and including $500 million
0.350%	Over $500 million, up to and including $1 billion
0.300%	Over $1 billion, up to and including $1.5 billion
0.250%	Over $1.5 billion, up to and including $6.5 billion
0.225%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

The Franklin Low Duration Total Return Fund and the Franklin Total Return Fund pay an investment management fee to Advisers based on the average daily net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

Under a subadvisory agreement, FT Institutional, an affiliate of Advisers, provides subadvisory services to the Franklin Total Return Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the fund.

b. Administrative Fees

The Franklin Adjustable U.S. Government Fund pays an administrative fee to Advisers based on the fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.100%	Up to and including $5 billion
0.090%	Over $5 billion, up to and including $10 billion
0.080%	In excess of $10 billion

The Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

c. Distribution Fees

The Funds’ Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds’ shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds’ Class B, C and R compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Reimbursement Plans:
Class A	0.25%	0.25%	0.25%	0.25%
Compensation Plans:
Class B	—	1.00%	—	0.65%
Class C	0.65%	0.65%	—	0.65%
Class R	—	—	—	0.50%

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$526,573	$137,876	$241,337	$2,276,901
Contingent deferred sales charges
retained	$675,970	$77,975	$18,377	$85,029

e. Transfer Agent Fees

For the year ended October 31, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Transfer agent fees	$1,097,095	$957,764	$123,649	$2,030,674

f. Waiver and Expense Reimbursements

For the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund, Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the funds so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the funds do not exceed 0.65% and 0.63%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2011. Prior to March 1, 2010, Advisers and FT Services had contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Total Return Fund so that the common expenses for each class of the fund did not exceed 0.60% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations).

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2010, the custodian fees were reduced as noted in the Statements of Operations.

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Notes to Financial Statements (continued)

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2010, the capital loss carryforwards were as follows:

	Franklin	Franklin
	Adjustable	Floating	Franklin
	U.S. Government	Rate Daily	Total Return
	Securities Fund	Access Fund	Fund
Capital loss carryforwards expiring in:
2011	$585,362	$108,452,146	$—
2012	1,039,514	74,147,691	—
2013	2,782,773	—	100,900
2014	3,962,538	—	—
2015	2,492,027	17,905,138	229,755
2016	1,492,446	91,562,953	6,242,941
2017	4,398,245	113,325,538	—
2018	39,052,647	—	—
	$55,805,552	$405,393,466	$6,573,596	[a]

aIncludes $6,573,596 from the reorganized HSBC Investor Core Plus Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund (Advisor) and HSBC Investor Intermediate Duration Fixed Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended October 31, 2010, the Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund utilized $7,819,170 and $38,469,277, respectively, of capital loss carryforwards.

On October 31, 2010, the Franklin Floating Rate Daily Access Fund had expired capital loss carryforwards of $184,280,021, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2010 and 2009, was as follows:

	Franklin Adjustable U.S.		Franklin Floating Rate
	Government Securities Fund		Daily Access Fund
	2010	2009	2010	2009
Distributions paid from
ordinary income	$69,882,978	$34,178,175	$59,725,055	$42,258,765

Franklin Low Duration
	Total Return Fund		Franklin Total Return Fund
	2010	2009	2010	2009
Distributions paid from:
Ordinary income	$7,576,224	$2,868,446	$118,429,565	$109,438,713
Long term capital gain	71,942	—	—	—
	$7,648,166	$2,868,446	$118,429,565	$109,438,713

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At October 31, 2010, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Franklin	Franklin	Franklin	Franklin
	Adjustable	Floating	Low Duration	Franklin
	U.S. Government	Rate Daily	Total Return	Total Return
	Securities Fund	Access Fund	Fund	Fund
Cost of investments	$2,823,451,389	$1,724,263,196	$382,994,500	$3,429,266,011

Unrealized appreciation	$32,360,417	$45,202,867	$10,360,207	$202,730,258
Unrealized depreciation	(3,747,779)	(13,675,794)	(437,447)	(18,089,493)
Net unrealized appreciation
(depreciation)	$28,612,638	$31,527,073	$9,922,760	$184,640,765

Undistributed ordinary
income	$1,383,764	$2,724,464	$1,980,750	$9,138,460
Undistributed long term
capital gains	—	—	178,604	16,765,252
Distributable earnings	$1,383,764	$2,724,464	$2,159,354	$25,903,712

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions, paydown losses, payments-in-kind, bond discounts and premiums, swaps, tax straddles, and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2010, were as follows:

	Franklin	Franklin	Franklin
	Adjustable	Floating Rate	Low Duration	Franklin
	U.S. Government	Daily Access	Total Return	Total Return
	Securities Fund	Fund	Fund	Fund
Purchases	$1,979,038,998	$1,385,443,252	$336,812,086	$4,413,346,034
Sales	$1,094,594,727	$1,145,492,734	$117,924,013	$3,611,276,085

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Notes to Financial Statements (continued)

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At October 31, 2010, the Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund and the Franklin Total Return Fund had 84.27%, 14.40% and 19.47%, respectively, of their portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2010, the aggregate value of these securities for the Franklin Floating Rate Daily Access Fund, the Franklin Low Duration Total Return Fund, and the Franklin Total Return Fund was $29,236,207, $11, and $1,441,194, representing 1.78%, less than 0.01%, and 0.04%, respectively, of each fund’s net assets. The funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified on the accompanying Statements of Investments.

9. RESTRICTED SECURITIES

The funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES (continued)

At October 31, 2010, the Franklin Total Return Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
Franklin Total Return Fund
1,550,568[a] Turtle Bay Resort (0.05% of Net Assets)		8/18/08 - 6/24/09	$1,513,874	$1,550,568

[a]The fund also invests in unrestricted securities of the issuer, valued at $4,206,083 as of October 31, 2010.

10. UNFUNDED LOAN COMMITMENTS

The funds may enter into certain credit agreements, all or a portion of which may be unfunded. The funds are obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statements of Investments.

At October 31, 2010, unfunded commitments were as follows:

Unfunded
Borrower	Commitment
Franklin Floating Rate Daily Access Fund
EnviroSolutions Real Property Holdings Inc., DIP Revolver	$966,612
Reynolds Group Holdings Inc, U.S. Tranche D Term Loan	14,330,000
Valeant Pharmaceuticals International, Tranche B Term Loan	1,462,000
$16,758,612
Franklin Total Return Fund
EnviroSolutions Real Property Holdings Inc., DIP Revolver	$417,977

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations.

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Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION

At October 31, 2010, the funds have invested in derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statements on Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended October 31, 2010, the effect of derivative contracts on the funds’ Statements of Operations was as follows:

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

11. OTHER DERIVATIVE INFORMATION (continued)

			Change in	Average
			Unrealized	Amount
Derivative Contracts		Realized	Appreciation	Outstanding
Not Accounted for as	Statement of	Gain (Loss)	(Depreciation)	During the
Hedging Instruments	Operations Locations	for the Year	for the Year	Year[a]
Franklin Low Duration Total Return Fund (continued)
Foreign exchange
contracts	Net realized gain (loss) from foreign
	currency transactions / Net change in
	unrealized appreciation (depreciation) on
	translation of other assets and liabilities
	denominated in foreign currencies	$54,579	$(741,006)	$20,184,716
Credit contracts	Net realized gain (loss) from swap
	contracts / Net change in unrealized
	appreciation (depreciation) on investments	341,318	621,438	25,003,681
Franklin Total Return Fund
Interest rate
contracts	Net realized gain (loss) from futures
	contracts / Net change in unrealized
	appreciation (depreciation) on investments	10,806,304	1,612,823	440,848,746
Foreign exchange
contracts	Net realized gain (loss) from foreign
	currency transactions / Net change in
	unrealized appreciation (depreciation) on
	translation of other assets and liabilities
	denominated in foreign currencies	(2,794,234)	(384,208)	295,386,786
Credit contracts	Net realized gain (loss) from swap
	contracts / Net change in unrealized
	appreciation (depreciation) on investments	(5,000,360)	1,341,554	171,277,523

aRepresents the average notional amount for other derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

12. SPECIAL SERVICING AGREEMENT

The Franklin Floating Rate Daily Access Fund and the Franklin Total Return Fund, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participate in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended October 31, 2010, the Franklin Total Return Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statements of Operations. At October 31, 2010, 7.95% of the fund’s outstanding shares was held by one or more of the Allocator Funds.

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Notes to Financial Statements (continued)

13. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended October 31, 2010, the Funds did not use the Global Credit Facility.

14. FUND LITIGATION

On July 6, 2003, Adelphia Communications Corp. (“Adelphia”) and related parties, along with its Official Committee of Unsecured Creditors, (collectively “Plaintiffs”) filed an adversary proceeding in the then-pending Adelphia bankruptcy case in the U.S. Bankruptcy Court for the Southern District of New York against more than 400 banks, financial services companies, insurance companies, investment banks, mutual funds and other parties that had arranged for the sale of, or purchased the bank debt of, Adelphia or its related parties. Named defendants included Franklin Floating Rate Daily Access Fund (individually and as successor to the Franklin Floating Rate Trust’s interests in the credit facilities at issue), Franklin Floating Rate Trust, and Franklin Floating Rate Master Series (collectively the “Franklin Funds”), and Franklin CLOs I through III, among other defendants. In addition, Advisers was originally named as a defendant, but later dismissed from the lawsuit. The complaint alleged that the purchasers of this bank debt knew, or should have known, that the loan proceeds would not benefit Adelphia, but instead would be used to enrich Adelphia insiders and sought avoidance of the loans and recovery of fraudulent transfers (the “Complaint”). The agent bank and investment bank defendants moved to dismiss the Complaint, which the Bankruptcy Court granted in part and denied in part, with leave to amend the Complaint. The reference to the bankruptcy was withdrawn and the matter was transferred to the U.S. District Court for the Southern District of New York.

On October 22, 2007, Plaintiffs filed an amended complaint, largely duplicating the allegations in the original Complaint, and adding hundreds of additional syndicate lender defendants (the “Amended Complaint”). Defendants, including the Franklin Funds, moved to dismiss the Amended Complaint on December 20, 2007. On June 17, 2008, the court granted the motions and dismissed all of the claims against the non-agent bank defendants, including the Franklin

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

14. FUND LITIGATION (continued)

Funds, while leaving other claims against the agent bank and investment bank defendants outstanding. Following entry of final judgment with respect to the dismissed claims on December 8, 2008, Plaintiffs filed a notice of appeal from that judgment to the U.S. Court of Appeals for the Second Circuit on January 6, 2009. On May 26, 2010, the Court of Appeals issued a unanimous summary order affirming dismissal of the claims. In September 2010, Plaintiffs and the agent bank and investment bank defendants reached a settlement to resolve Plaintiffs’ claims against them and submitted the settlement to the District Court for approval. On October 22, 2010, pending court approval of that settlement, Plaintiffs filed a petition for writ of certiorari with the U.S. Supreme Court seeking review of the dismissal of the claims against the non-agent bank defendants, including the Franklin Funds. Plaintiffs simultaneously requested that the U.S. Supreme Court stay the petition until January 3, 2011, on the grounds that Plaintiffs have agreed to dismiss the petition in the event the settlement with the agent bank and investment bank defendants is approved. The District Court approved that settlement on November 18, 2010, and Plaintiffs will next withdraw their petition for writ of certiorari with the U.S. Supreme Court, rendering the order dismissing the claims against the Franklin Funds final.

The final issue for the parties to litigate relates to defendants’ entitlement to payment of certain legal fees under a litigation indemnity fund established as part of the Adelphia bankruptcy plan. The District Court held a hearing on that matter on December 13, 2010, and follow-up briefing is due in late January 2011. Based on current information, in Management’s judgment, the pro rata amount of legal fees that the Franklin Funds would have to pay in the event the fees are determined not to qualify for indemnity under the litigation indemnity fund would be immaterial to the Franklin Funds.

15. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS (continued)

The following is a summary of the inputs used as of October 31, 2010, in valuing the Funds’ assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Franklin Adjustable U.S. Government Securities Fund
Assets:
Investments in Securities:
Asset-Backed Securities and
Commercial Mortgage-Backed
Securities	$—	$39,632	$—	$39,632
Mortgage-Backed Securities	—	2,791,460,202	—	2,791,460,202
Short Term Investments.	60,564,193	—	—	60,564,193
Total Investments in Securities	$60,564,193	$2,791,499,834	$—	$2,852,064,027

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Steel.	$—	$—	$181,360	$181,360
Broadcasting	3,407,950	—	—	3,407,950
Senior Floating Rate Interests	—	1,542,979,085	—	1,542,979,085
Asset-Backed Securities and
Commercial Mortgage-Backed
Securities	—	3,553,011	—	3,553,011
Short Term Investments.	205,668,863	—	—	205,668,863
Total Investments in Securities	$209,076,813	$1,546,532,096	$181,360	$1,755,790,269
Unfunded Loan Commitments	—	279,357	—	279,357
Liabilities:
Swaps	—	61,777	—	61,777
Unfunded Loan Commitments	—	4,833	—	4,833

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:
Corporate Bonds	$—	$114,072,344	$—	$114,072,344
Senior Floating Rate Interests	—	12,831,967	—	12,831,967
Foreign Government and Agency
Securities	—	41,487,486	—	41,487,486
U.S. Government and Agency
Securities	—	108,674,189	—	108,674,189
Asset-Backed Securities and
Commercial Mortgage-Backed
Securities	—	32,476,064	—	32,476,064
Mortgage-Backed Securities	—	55,651,248	—	55,651,248
Municipal Bonds	—	4,948,728	—	4,948,728
Short Term Investments.	13,955,083	8,820,151	—	22,775,234
Total Investments in Securities	$13,955,083	$378,962,177	$—	$392,917,260
Forward Exchange Contracts.	—	273,040	—	273,040
Futures Contracts	79,933	—	—	79,933
Swaps	—	764,422	—	764,422

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Franklin Investors Securities Trust

Notes to Financial Statements (continued)

15. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3		Total
Franklin Low Duration Total Return
Fund (continued)
Liabilities:
Forward Exchange Contracts.	$—	$1,398,603	$—		$1,398,603
Futures Contracts	204,951	—	—		204,951
Swaps	—	197,426	—		197,426

Franklin Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$—	$1,550,568		$1,550,568
Automobiles & Components	—	366,270	—		366,270
Diversified Financials	—	2,864,291	—		2,864,291
Other Equity Investments[b]	213,487	—	—[c]		213,487
Convertible Bonds.	—	2,134,125	—		2,134,125
Corporate Bonds	—	1,116,739,159	—		1,116,739,159
Senior Floating Rate Interests	—	151,465,108	97,707		151,562,815
Foreign Government and Agency
Securities	—	489,480,575	—		489,480,575
U.S. Government and Agency
Securities	—	494,793,244	—		494,793,244
Asset-Backed Securities and
Commercial Mortgage-Backed
Securities	—	420,427,029	25,299		420,452,328
Mortgage-Backed Securities	—	587,860,896	—		587,860,896
Municipal Bonds	—	135,546,356	—		135,546,356
Short Term Investments.	163,720,029	46,622,633	—		210,342,662
Total Investments in Securities	$163,933,516	$3,448,299,686	$1,673,574	[c]	$3,613,906,776
Forward Exchange Contracts.	—	2,955,154	—		2,955,154
Futures Contracts	3,108,003	—	—		3,108,003
Swaps	—	2,671,619	—		2,671,619
Liabilities:
Forward Exchange Contracts.	—	13,422,944	—		13,422,944
Futures Contracts	669,043	—	—		669,043
Swaps	—	2,820,255	—		2,820,255
Unfunded Loan Commitments	—	2,090	—		2,090

aFor detailed industry descriptions, see the accompanying Statements of Investments. bIncludes common, preferred, and convertible preferred stock as well as other equity investments. cIncludes securities determined to have no value at October 31, 2010.

16. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Notes to Financial Statements (continued)

Abbreviations

Counterparty		Currency

BOFA	-Bankof America Corp.	AUD	-AustralianDollar
BZWS	- Barclays Bank PLC	BRL	- Brazilian Real
CITI	- Citigroup, Inc.	EUR	-Euro
DBAB	-DeutscheBank AG	GBP	- British Pound
FBCO	- Credit Suisse Group AG	IDR	-IndonesianRupiah
GSCO	- The Goldman Sachs Group, Inc.	ILS	- New Israeli Shekel
HSBC	- HSBC Bank USA, N.A.	KRW	-SouthKorean Won
JPHQ	- JP Morgan Chase & Co.	LKR	- Sri Lankan Rupee
MSCO	- Morgan Stanley	MXN	- Mexican Peso
UBSW	- UBS AG	MYR	- Malaysian Ringgit
		NOK	- Norwegian Krone
		NZD	- New Zealand Dollar
		PEN	- Peruvian Nuevo Sol
		PLN	- Polish Zloty
		SEK	- Swedish Krona

Selected Portfolio

AGMC	-	Assured Guaranty Municipal Corp.
BHAC	-	Berkshire Hathaway Assurance Corp.
CDO	-	Collateralized Debt Obligation
CLO	-	Collateralized Loan Obligation
COP	-	Certificate of Participation
DIP	- Debtor-In-Possession
FDIC	-	Federal Deposit Insurance Corp.
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corp.
FNMA	-	Federal National Mortgage
Association
FRN	-	Floating Rate Note
GL	- Government Loan
GNMA	-	Government National Mortgage
Association
GO	-GeneralObligation
ID	- Improvement District
IDA	-IndustrialDevelopment
Authority/Agency
IO	-InterestOnly
L/C	-	Letter of Credit
PIK	- Payment-In-Kind
SF	-SingleFamily
USD	-	Unified/UnionSchool District

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Franklin Investors Securities Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Investors Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Adjustable U.S. Government Securities Fund, Franklin Floating Rate Daily Access Fund, Franklin Low Duration Total Return Fund and Franklin Total Return Fund (separate portfolios of Franklin Investors Securities Trust, hereafter referred to as the “Funds”) at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2010

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Franklin Investors Securities Trust

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Low Duration Total Return Fund designates the maximum amount allowable but no less than $71,942 as a long term capital gain dividend for the fiscal year ended October 31, 2010.

Under Section 871(k)(2)(C) of the Code, the Franklin Low Duration Total Return Fund designates the maximum amount allowable but no less than $491,310 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2010.

Under Section 871(k)(1)(C) of the Code, the Funds designate the maximum amount allowable but no less than the following amounts as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2010:

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Franklin Investors Securities Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

| Name, Year of Birth and Address | Position | Length of Time Served | Number of Portfolios in Fund Complex Overseen by Board Member* | Other Directorships Held |
|---|---|---|---|---|
| **Larry D. Thompson (1945)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Trustee | Since 2007 | 137 | Cbeyond, Inc. (business communications provider) and The Southern Company (energy company). |
| **Principal Occupation During Past 5 Years:**<br>Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and **formerly,** Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003). | | | | |
| **John B. Wilson (1959)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Lead Independent Trustee | Trustee since 2007 and Lead Independent Trustee since 2008 | 106 | None |
| **Principal Occupation During Past 5 Years:**<br>President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990). | | | | |

## Interested Board Members and Officers

| Name, Year of Birth and Address | Position | Length of Time Served | Number of Portfolios in Fund Complex Overseen by Board Member* | Other Directorships Held |
|---|---|---|---|---|
| ****Charles B. Johnson (1933)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Trustee and Chairman of the Board | Trustee since 1986 and Chairman of the Board since 1993 | 129 | None |
| **Principal Occupation During Past 5 Years:**<br>Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments. | | | | |
| ****Rupert H. Johnson, Jr. (1940)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Trustee and Vice President | Trustee since 1987 and Vice President since 1986 | 51 | None |
| **Principal Occupation During Past 5 Years:**<br>Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments. | | | | |
| **Mark Boyadjian (1964)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President | Since 2003 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments. | | | | |

Annual Report | 153

| Name, Year of Birth and Address | Position | Length of Time Served | Number of Portfolios in Fund Complex Overseen by Board Member* | Other Directorships Held |
|---|---|---|---|---|
| **James M. Davis (1952)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Chief Compliance Officer and Vice President – AML Compliance | Chief Compliance Officer since 2004 and Vice President – AML Compliance since 2006 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director of Compliance, Franklin Resources, Inc. (1994-2001). | | | | |
| **Laura F. Fergerson (1962)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Chief Executive Officer – Finance and Administration | Since 2009 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003). | | | | |
| **Gaston Gardey (1967)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Treasurer, Chief Financial Officer and Chief Accounting Officer | Since 2009 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments. | | | | |
| **Aliya S. Gordon (1973)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President | Since 2009 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004). | | | | |
| **David P. Goss (1947)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President | Since 2000 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Associate General Counsel, Franklin Templeton Investments; and officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments. | | | | |
| **Steven J. Gray (1955)**<br>One Franklin Parkway<br>San Mateo, CA 94403-1906 | Vice President | Since 2009 | Not Applicable | Not Applicable |
| **Principal Occupation During Past 5 Years:**<br>Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments. | | | | |

154 | Annual Report

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/(800) 342-5236 to request the SAI.

Annual Report | 155

Franklin Investors Securities Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

156 | Annual Report

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Annual Report and Shareholder Letter

FRANKLIN INVESTOR S SECURITIES TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®
franklintempleton. com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2010 Franklin Templeton Investments. All rights reserved.

FIST2 A 12/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $402,674 for the fiscal year ended October 31, 2010 and $392,058 for the fiscal year ended October 31, 2009.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $35,000 for the fiscal year ended October 31, 2010 and $2,000 for the fiscal year ended October 31, 2009. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and derivative instruments.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,078 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2009.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $140,722 for the fiscal year ended October 31, 2010 and $0 for the fiscal year ended October 31, 2009.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,800 for the fiscal year ended October 31, 2010 and $2,000 for the fiscal year ended October 31, 2009.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants. N/A

Item 6.  Schedule of Investments. N/A

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.  Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)  Changes in Internal Controls.  There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  December 28, 2010

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  December 28, 2010